As filed with the SEC on ___________________	.	Registration No. 2-89558

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 38

PRUCO LIFE

VARIABLE APPRECIABLE ACCOUNT

(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY

(Name of Depositor)

213 Washington Street

Newark, New Jersey 07102-2992

(800) 778-2255

(Address and telephone number of principal executive offices)

Thomas C. Castano

Chief Legal Officer

Pruco Life Insurance Company

213 Washington Street

Newark, New Jersey 07102-2992

(Name and address of agent for service)

Copy to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

It is proposed that this filing will become effective (check appropriate space):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on    May 1, 2007      pursuant to paragraph (b) of Rule 485

                date

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on                             pursuant to paragraph (a)(1) of Rule 485

                date

[X] This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS

May 1, 2007

PRUCO LIFE INSURANCE COMPANY

VARIABLE APPRECIABLE ACCOUNT

Variable

APPRECIABLE LIFE®

INSURANCE CONTRACTS

As of May 1, 1992, Pruco Life no longer offered these Contracts for sale.

This prospectus describes two forms of an individual variable life insurance Contract (the “Contract”) offered by Pruco Life Insurance Company (“Pruco Life”, “us”, “we”, or “our”) under the name Variable Appreciable Life® Insurance.

You may choose to invest your Contract’s premiums and its earnings in one or more of the following ways:

•

Invest your Contract’s premiums and its earnings in one or more of 13 available variable investment options of the Pruco Life Variable Appreciable Account (the “Account”), each of which invests in a corresponding portfolio of The Prudential Series Fund (the “Series Fund”):

Conservative Balanced

Diversified Bond

Equity

Flexible Managed

Global

Government Income

High Yield Bond

Jennison

Money Market

Natural Resources

Small Capitalization Stock

Stock Index

Value

•	Invest in the fixed rate option, which pays a guaranteed interest rate.

•	Invest in the Pruco Life Variable Contract Real Property Account (the “Real Property Account”).

Please Read this Prospectus. Please read this prospectus and keep it for future reference. A current prospectus for the Real Property Account accompanies this prospectus. These prospectuses contain important information about the available variable investment options. Please read these prospectuses and keep them for future reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Contract may have been purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance Contract is subject to risk, including the possible loss of your money. An investment in Pruco Life Variable Appreciable Life is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102-2992

Telephone: (800) 778-2255

Appreciable Life is a registered mark of Prudential.

TABLE OF CONTENTS

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes the maximum fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer amounts between investment options.

Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge on Premiums (Load) (2)	Deducted from premium payment.	5% of premium payment.
Administrative Fee	Deducted from premium payment.	$2
Taxes Attributable to Premiums (1)	Deducted from premium payments.	2.5% of premium payments.
Maximum Deferred Sales Charge (Load) (2)	Upon lapse, surrender, or decrease in the face amount.	45% of one scheduled annual premium.
Other Surrender Fees (2)	Upon lapse, surrender, or decrease in the face amount.	$5 per $1,000 of coverage amount.
Withdrawal Fee	Upon withdrawal.	The lesser of $15 and 2% of the withdrawal amount.
Face amount Change Fee	When there is a change in the face amount.	$15
Living Needs Benefit Fee	When the benefit is paid.	$150

(1)

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Pruco Life.

(2)	Duration of charge is limited. See CHARGES AND EXPENSES.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the portfolio fees and expenses.

Periodic Contract and Optional Rider Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted

Cost of Insurance (“COI”) for the face amount. (1)(2)

Minimum and Maximum Charges

_____________

Initial COI for a representative Contract owner, male age 30 in the Peferred underwriting class, no riders

	Monthly	From $0.06 to $83.34 per $1,000 of Net Amount of Risk. _____________ $0.15 per $1,000 of Net Amount of Risk. (3)

Mortality and Expense Risk Fees	Daily	Effective annual rate of 0.60% of the amount of assets in the variable investment options.
Additional Mortality Fees for risk associated with certain occupation, avocation, or aviation risks.	Monthly	From $0.10 to $2.08 per $1,000 of the face amount.
Fee for the face amount.	Monthly	$2.50 plus $0.02 per $1,000 of the face amount.
Net interest on loans (5)	Annually	1.5%
Guaranteed Death Benefit Fee for the face amount or an increase to the face amount.	Monthly	$0.01 per $1,000 of the face amount or increase in the face amount.
Fee for an increase to the face amount.	Monthly	$0.02 per $1,000 of the face amount.
Fee for Level Premium Term Rider (1) Minimum and Maximum Charges _____________ Level Premium Term Rider fee for a representative Contract owner, male age 30 in the Preferred underwriting class.	Monthly	From $0.16 to $7.91 per $1,000 of coverage. _____________ $0.19 per $1,000 of coverage. (3)
Fee for Child Level Premium Term Rider (4)(6)	Monthly	$0.45 per $1,000 of insurance amount.
Fee for Accidental Death Benefit Rider Minimum and Maximum Charges _____________ Accidental Death Benefit fee for a representative Contract owner, male age 30 in the Preferred underwriting class.	Monthly	From $0.04 to $0.64 per $1,000 of coverage. _____________ $0.07 per $1,000 of coverage. (3)

Option to Purchase Additional Insurance Rider (1)

Minimum and Maximum Charges

_____________

Option to Purchase Additional Insurance Rider fee for a representative Contract owner, male age 30 in the Preferred underwriting class.

	Monthly	From $0.06 to $0.47 per $1,000 of coverage, depending on issue age. _____________ $0.17 per $1,000 of coverage. (3)

Waiver of Premium Rider Charge Minimum and Maximum Charges _____________ Waiver of Premium Rider fee for a representative Contract owner, male age 30 in the Preferred underwriting class.	Monthly	From $0.008 to $0.21 per $1,000 of coverage. _____________ $0.07 per $1,000 of coverage. (3)
Applicant Waiver of Premium Rider Minimum and Maximum Charges _____________ Applicant Waiver of Premium Rider fee for a representative Contract owner, male age 30 in the Preferred underwriting class.	Monthly	From 0.40% to 3.14% of the Contract’s applicable premium. Capped at $0.15 per $1,000 of coverage. _____________ 0.7% of the Contract’s applicable premium capped at $0.15 per $1,000 of coverage. (3)

(1)	The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.
(2)	For example, the highest COI rate is for an insured who is a male/female age 99.
(3)	You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life representative.
(4)	Both the charge and the duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk.
(5)

The maximum loan rate reflects the net difference between a loan with an effective annual interest rate of 5.5% and an effective annual interest credited equal to 4%. A loan with a variable loan interest rate may be charged a lower effective annual interest rate. See Loans.

(6)	Duration of charge is limited. See CHARGES AND EXPENSES.

Portfolio Expenses

This table describes the portfolio fees and expenses that you will pay periodically during the time you own the Contract. The table shows the minimum and maximum fees and expenses charged by any of the portfolios. More detail concerning portfolio fees and expenses is contained in the prospectus for the Series Fund.

Total Annual Fund Operating Expenses (1)	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	0.84%

(1)	Total Annual operating expense for Real Property Partnership is 7.05%.

SUMMARY OF THE CONTRACT

AND CONTRACT BENEFITS

Brief Description of the Contract

The Contract is a form of variable universal life insurance. Our variable appreciable life insurance policy is a flexible form of variable universal life insurance. It has a death benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest premiums in one or more of the 13 available variable investment options that invest in portfolios of The Prudential Series Fund, in the fixed rate option, or in the Real Property Account. Although the value of your Contract Fund may increase if there is favorable investment performance in the portfolios you select, investment returns in the portfolios are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. Within certain limits, the Contract will provide you with some flexibility in determining the amount and timing of your premium payments. The Contract has a Tabular Contract Fund that is designed to encourage the payment of premiums and the accumulation of cash value. Some features and/or riders described in this prospectus may not be available in some states.

Types of Death Benefit Available Under the Contract

The death benefit is an important feature of the Contract. You may choose one of the following two forms of the Contract. They each have a different death benefit amount.

Contract Form A, level death benefit: The death benefit will generally be equal to the face amount of insurance. It can never be less than this amount. The death benefit remains fixed in amount (unless the Contract becomes paid-up) and only the cash surrender value will vary with investment experience. Under a newer version, sold in most jurisdictions beginning in September 1986, the death benefit may be increased to ensure that the Contract continues to satisfy the Internal Revenue Code's definition of life insurance.

Contract Form B, variable death benefit: The death benefit will increase and decrease as the amount of the Contract Fund varies with the investment performance of the selected options. However, the death benefit under Form B, as is true under Form A, will never be less than the initial face amount and it may also be increased to satisfy Internal Revenue Code requirements.

Throughout this prospectus the word “Contract” refers to both Form A and B unless specifically stated otherwise. Under both Form A and B Contracts there is no guaranteed minimum cash surrender value.

Death Benefit Guarantee

The Pruco Life Variable Appreciable Life Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life, however, with two important distinctions:

•

We guarantee that if the Scheduled Premiums are paid when due, or received within 61 days after the Scheduled Premiums are due (or missed premiums are paid later with interest), the Contract will not lapse because of unfavorable investment performance, and the least amount we will pay upon the death of the insured is the face amount of insurance.

•

If all premiums are not paid when due (or not made up later with interest), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in the Contract. This amount is called the “Tabular Contract Fund”, and it increases each month. In later years it becomes quite high. The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero. This means that when a Variable Appreciable Life Contract lapses, it may still have considerable value and you may have a substantial incentive to reinstate it. If you choose otherwise, you may take, in one form or another, the cash surrender value. See LAPSE AND REINSTATEMENT.

The Contract Fund

Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of your variable investment options; (2) interest credited on any amounts allocated to the fixed rate option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES.

Tabular Contract Fund

The Tabular Contract Fund is designed to encourage the payment of premiums and the accumulation of cash value. Even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly date is equal to or greater than the Tabular Contract Fund Value on the next Monthly date.

The Tabular Contract Fund is a guideline representing the amount that would be in the Contract fund if all scheduled premiums are paid on their due dates, there are no unscheduled premiums paid, there are no withdrawals, the investment options you have chosen earn exactly a uniform rate of return of 4% per year, and we have deducted the maximum mortality, sales load and expense charges.

Premium Payments

Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. We guarantee that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest) and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience. Your Contract may terminate if the Contract debt exceeds what the cash surrender value would be if there was no Contract debt. We will notify you before the Contract is terminated and you may then repay all or enough of the loan to keep the Contract in-force. See Loans.

Your Scheduled Premium consists of two amounts:

•

The initial amount is payable from the time you purchase your Contract until the Contract anniversary immediately following your 65th birthday or the Contract's tenth anniversary, whichever is later (the “Premium Change Date”);

•	The guaranteed maximum amount payable after the Premium Change Date. See PREMIUMS.

The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. See PREMIUMS and Tax Treatment of Contract Benefits. Pruco Life will generally accept any premium payment of at least $25. You may be flexible with your premium payments depending on your Contract’s performance. If the performance of the Contract is less favorable and the Contract Fund is less than the Tabular Contract Fund Value the Contract would go into default.

Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. See Allocation of Premiums.

On the Contract date, we deduct a $2 processing charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from the initial premium. Then the first monthly charges are deducted. The remainder of the initial premium will be allocated among the variable investment options, the fixed rate option, or the Real Property Account according to the allocations you specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options on the date of receipt in Good Order at the Payment Office (the address on your bill), but not earlier than the Contract date.

After the Contract date, we deduct a $2 per payment charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from each subsequent premium payment. After the deductions from premiums, the net payment will be invested as of the end of the valuation period in which it is received in Good Order at the Payment Office in accordance with the allocation previously designated.

Investment Choices

You may choose to invest your Contract’s premiums and its earnings in one or more of the 13 available variable investment options that invest in portfolios of The Prudential Series Fund. You may also invest in the fixed rate option and the Real Property Account. See The Prudential Series Fund, The Fixed Rate Option, and The Pruco Life Variable Contract Real Property Account. Subsequent net premiums are applied to your Contract as of the date of receipt at the Payment Office.

We may add additional variable investment options in the future.

Transfers Among Investment Options

If the Contract is not in default, you may, up to four times each Contract year, transfer amounts among the variable investment options, to the fixed rate option, or to the Real Property Account. Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. There is no charge. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

While you may also transfer amounts from the fixed rate option and the Real Property Account, certain restrictions may apply.

We reserve the right to prohibit transfer requests determined to be disruptive to the investment option or to the disadvantage of other Contract owners.

Restrictions will be applied in a uniform manner and will not be waived.

In addition, you may use our dollar cost averaging feature. See Transfers/Restrictions on Transfers, Dollar Cost Averaging.

Increasing or Decreasing the Face Amount

Subject to our underwriting requirements determined by us, after the first Contract anniversary you may increase the amount of insurance by increasing the face amount of the Contract. An increase in the face amount is similar to the purchase of a second Contract and must be at least $25,000. Other conditions must be met before we approve of an increase in the face amount. See Increases in the Face Amount.

You also have the additional option of decreasing the face amount of your Contract, without withdrawing any surrender value. The minimum permissible decrease is $10,000 and will not be permitted if it causes the face amount of the Contract to drop below the minimum face amount applicable to the Contract.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. In addition, if the face amount is decreased or a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

Access to Contract Values

A Contract may be surrendered for its cash surrender value (the Contract Fund minus any Contract debt and minus any applicable surrender charges) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Service Office. The cash surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in a Service Office. Surrender of a Contract may have tax consequences. See Surrender of a Contract, and Tax Treatment of Contract Benefits.

Under certain circumstances, you may withdraw a part of the Contract's cash surrender value without surrendering the Contract. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Withdrawals, and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan. The maximum loan amount is equal to the sum of (1) 90% of the portion of the cash value attributable to the variable investment options and (2) the balance of the cash value. The cash value is equal to the Contract Fund less any surrender charge. The minimum loan amount you may borrow at any one time is generally $500, unless the proceeds are used to pay premiums on your Contract. The minimum loan amount may be lower in some states. See Loans.

Canceling the Contract

Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. In general, you will receive a refund of all premium payments made, less any applicable federal and/or state income tax withholding. However, if applicable law does not require a refund of all premium payments made, you will receive the greater of (1) the Contract Fund plus the amount of any charges that have been deducted or (2) all premium payments made, less any applicable federal and/or state income tax withholding. A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, but may be entirely dependent on the investment performance of the variable investment options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance could cause your Contract to lapse and you could lose your insurance coverage. However, we guarantee that if Scheduled Premiums are paid when due and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.

The variable investment options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the fixed rate option provides a guaranteed rate of return. See Risks Associated with the Variable Investment Options and The Fixed Rate Option.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that we are entitled to make under the Contract. The “current charge” is the amount that we are now charging, which may be lower. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

If Scheduled Premiums are paid on or before each due date, or received within 61 days after the Scheduled Premiums are due, and there are no withdrawals or outstanding loans, a Contract will remain in-force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the following Monthly Date. However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, we will notify you of the required payment to prevent your Contract from lapsing. Your payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will lapse. If your Contract does lapse, it will still provide some benefits. See LAPSE AND REINSTATEMENT. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Risks Involved with Using the Contract as a Short-Term Savings Vehicle

Because the Contract provides for an accumulation of a Contract Fund as well as a death benefit, you may wish to use it for various insurance planning purposes. Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance policy could play an important role in helping you to meet the future costs of a child’s education. The Contract’s death benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the variable investment options you choose perform poorly, or if you do not pay sufficient premiums, your Contract may lapse or you may not accumulate the funds you need. Accessing the values in your Contract through withdrawals and Contract loans may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions.

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether the Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

We may limit you to no more than four withdrawals in a Contract year. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. You may make a withdrawal only to the extent that the cash surrender value plus any Contract loan exceeds the applicable tabular cash value. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Form B (variable) Contracts, will not change the face amount of insurance. However, under a Type A (fixed) Contract, the withdrawal will cause a reduction in the face amount of insurance by no more than the amount of the withdrawal. A surrender charge may be deducted. See CHARGES AND EXPENSES. It is important to note, that if the face amount of insurance is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in the face amount of insurance, you should consult with your tax adviser and your Pruco Life representative. See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

All or a portion of the amount credited to a variable investment option may be transferred to another variable investment option, the fixed rate option, or the Real Property Account.

If the Contract is not in default, you may, up to four times each Contract year, transfer amounts among the variable investment options, to the fixed rate option, or to the Real Property Account. Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. There is no charge. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. We use reasonable procedures to confirm that instructions given by telephone are genuine. However, we are not liable for following telephone instructions that we reasonably believe to be genuine. In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers effected systematically under the dollar cost averaging program described in this prospectus do not count towards the limit of 20 transfers. In the future, we may count such transfers towards the limit.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

Generally, only one transfer from the fixed rate option is permitted during each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount you may transfer out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000.

Transfers from the Real Property Account to the other investment options available under the Contract are currently permitted only during the 30-day period beginning on the Contract anniversary. The maximum amount that may be transferred out of the Real Property Account each year is the greater of: (a) 50% of the amount invested in the Real Property Account; and (b) $10,000. See the attached Real Property Account Prospectus.

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract owners. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner. We will immediately notify you at the time of a transfer request if we exercise this right.

Restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.

Limitations and Charges on Surrender of the Contract

You may surrender your Contract at any time. We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits.

A Contract may be surrendered for its cash surrender value while the insured is living. We will assess a surrender charge if, during the first 10 Contract years (or 10 years from an increase in the face amount of insurance), the Contract lapses, is surrendered, or the face amount of insurance is decreased (including as a result of a withdrawal). The surrender charge is determined by the primary annual premium amount. It is calculated as described in Surrender Charges. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal your Contract Fund. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. Your Contract will be in default if at any time the Contract Fund (which includes the loan) less any applicable surrender charges is less then the Tabular Contract Fund. If the Contract lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract. In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.

If your Contract Fund is less then your Contract debt your Contract will terminate 61 days after we notify you.

Tax Consequences of Buying this Contract

Your Policy is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Current federal tax law generally excludes all death benefits from the gross income of the beneficiary of a life insurance contract. However, your death benefit could be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the policy value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. We will notify you if a premium or a reduction in the face amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, death benefit payments under Modified Endowment Contracts, like death benefit payments under other life insurance Contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest. In most cases, if you require additional life insurance coverage, the benefits of your existing contract can be protected by increasing the insurance amount of your existing contract, or by purchasing an additional contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing a new contract and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH

THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract’s premiums and its earnings in one or more of 13 available variable investment options. You may also invest in the fixed rate option or the Real Property Account. The fixed rate option is the only investment option that offers a guaranteed rate of return. See The Prudential Series Fund, The Fixed Rate Option and The Pruco Life Variable Contract Real Property Account.

Risks Associated with the Variable Investment Options

The separate account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940 other than the Real Property Account, which invests in a Real Property Partnership. See the accompanying prospectus for the Pruco Life Real Property Account. Each variable investment option has its own investment objective and associated risks, which are described in the accompanying Series Fund prospectus. The income, gains, and losses of one variable investment option have no effect on the investment performance of any other variable investment option.

We do not promise that the variable investment options will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the variable investment options you choose. You bear the investment risk that the variable investment options may not meet their investment objectives. It is possible to lose your entire investment in the variable investment options. Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when separate account and Contract charges are deducted, you experience a negative return. See The Prudential Series Fund.

Learn More about the Variable Investment Options

Before allocating amounts to the variable investment options, you should read the current Series Fund prospectus for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANY

Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971 under the laws of the state of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life Variable Appreciable Account

Pruco Life has established a separate account, the Pruco Life Variable Appreciable Account (the "Account") to hold the assets that are associated with the Contracts. The Account was established on January 13, 1984 under Arizona law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

Pruco Life is the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges we make against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Pruco Life will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of Pruco Life’s other assets. The assets of the Account may not be charged with liabilities that arise from any other business Pruco Life conducts.

The obligations to Contract owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life.

Currently, you may invest in one or a combination of 13 available variable investment options. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that are held as an investment for that option. We hold these shares in the Account. We may remove or add additional variable investment options in the future. The Account’s financial statements are available in the Statement of Additional Information to this prospectus.

The Prudential Series Fund

The Prudential Series Fund (the “Series Fund”) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts. On October 31, 1986, the Pruco Life Series Fund, Inc, an open-end diversified management investment company, which sold its shares only to separate accounts of Pruco Life and Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), was merged into the Prudential Series Fund. Prior to that date, the Account invested only in shares of Pruco Life Series Fund, Inc.

The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for us to provide benefits under the Contract and to transfer assets from one variable investment option to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding variable investment option.

The Series Fund has a separate prospectus that is provided with this prospectus. You should read the Series Fund prospectus before you decide to allocate assets to the variable investment options. There is no assurance that the investment objectives of the variable investment options will be met.

Listed below are the variable investment options in which the Account invests, their investment objectives, investment advisers and investment subadvisers:

•

Conservative Balanced Portfolio: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations, and money market instruments. The Portfolio may invest in foreign securities.

•

Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in high-grade debt obligations and high-quality money market investments. The Portfolio may invest up to 20% of its total assets in debt securities issued outside the U.S., by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

•

Equity Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stock of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities.

•

Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities.

•	Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

•

Government Income Portfolio: The investment objective is a high level of income over the longer term consistent with the preservation of capital. The Portfolio normally invests at least 80% of its investable assets in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities, and collateralized mortgage obligations. The Portfolio may invest up to 20% of its investable assets in other securities, including corporate debt securities.

•

High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high-yield/high-risk debt securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations.

•

Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

•

Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high- quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

•

Natural Resources Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio may invest up to 30% of its total assets in foreign securities.

•

Small Capitalization Stock Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the “S&P SmallCap 600 Index”) by investing at least 80% of its investable assets in all or a representative sample of stocks in the S&P SmallCap 600 Index.

•

Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

•

Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that we believe are undervalued - those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITS) and up to 30% of its total assets in foreign securities.

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Series Fund. PI will furnish investment advisory services and administrative services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Jennison Portfolio, the Natural Resources Portfolio, and the Value Portfolio. Jennison also serves as a subadviser for approximately 50% of the assets of the Equity Portfolio. Jennison is located at 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Diversified Bond Portfolio, the Government Income Portfolio, the High Yield Bond Portfolio, and the Money Market Portfolio. PIM also serves as a subadviser for a portion of the assets of the Conservative Balanced Portfolio and the Flexible Managed Portfolio. PIM is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PIM, serves as the subadviser for the Small Capitalization Portfolio and the Stock Index Portfolio. QMA also serves as a subadviser for a portion of the assets of the Conservative Balanced Portfolio and the Flexible Managed Portfolio. QMA is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

ClearBridge Advisors LLC (“ClearBridge”) serves as a subadviser for approximately 50% of the assets of the Equity Portfolio. ClearBridge is located at 100 Light Street, Baltimore, Maryland 21202.

LSV Asset Management (“LSV”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. LSV is located at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (“Marsico”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation. Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. T. Rowe Price is located at 100 East Pratt Street, 10th Floor, Baltimore, Maryland 21202.

William Blair & Company LLC (“William Blair”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. William Blair is located at 222 West Adams Street, Chicago, Illinois 60606.

As an investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services. PI pays each subadviser out of the fee that PI receives from the Series Fund.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying funds. Neither the companies that invest in the Fund nor the Fund currently foresee any such disadvantage. The Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any variable investment option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity contract owners.

A fund or portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

The Series Fund or an affiliate of the Series Fund may compensate Pruco Life based upon an annual percentage of the average assets held in the portfolio by Pruco Life under the Contracts. These percentages may vary by portfolio, and reflect administrative and other services we provide. With regard to its variable life insurance Contracts generally, Pruco Life receives an annual fee that ranges from 0.05% to 0.40% for providing such services.

Service Fees Payable to Pruco Life

Pruco Life has entered into an agreement with Prudential Investments, LLC, the investment adviser of the Series Fund. Under the terms of this agreement, Pruco Life provides administrative and support services to the portfolios for which it receives an annual fee that, as of May 1, 2007, is equal to 0.05% of the average assets allocated to the Series Fund portfolios.

Voting Rights

We are the legal owner of the shares of the Series Fund associated with the variable investment options. However, we vote the shares of the Series Fund according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more variable investment options or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the variable investment options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Contract owner voting instructions, we will advise Contract owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the variable investment options. We may also cease to allow investments in any existing variable investment options. We do this only if events such as investment policy changes or tax law changes make a variable investment option unsuitable. We would not do this without the approval of the Securities and Exchange Commission and necessary state insurance department approvals. You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

You may choose to invest, initially or by transfer, all or part of your Contract Fund to the fixed rate option. This amount becomes part of Pruco Life’s general account. The general account consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, Pruco Life has sole discretion over the investment of the general account assets, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life guarantees that the part of the Contract Fund allocated to the fixed rate option will accrue interest daily at an effective annual rate that Pruco Life declares periodically, but not less than an effective annual rate of 4%. Pruco Life is not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so.

Transfers out of the fixed rate option are subject to strict limits. See Transfers/Restrictions on Transfers. The payment of any cash surrender value attributable to the fixed rate option may be delayed up to six months. See When Proceeds Are Paid.

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Pruco Life has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

The Pruco Life Variable Contract Real Property Account

The Real Property Account is a separate account of Pruco Life. This account, through a general partnership formed by Prudential and two of its wholly-owned subsidiaries, Pruco Life and Pruco Life of New Jersey, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. It is not registered as an investment company under the Investment Company Act of 1940 and is therefore not subject to the same regulation as the Series Fund. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in asset value.

The Partnership has entered into an investment management agreement with Prudential Investment Management, Inc. (“PIM”), under which PIM selects the properties and other investments held by the Partnership. Prudential charges the Partnership a daily fee for investment management, which amounts to 1.25% per year of the average daily gross assets of the Partnership.

A full description of the Real Property Account, its management, policies, restrictions, charges and expenses, investment risks, the Partnership’s investment objectives, and all other aspects of the Real Property Account's and the Partnership's operations is contained in the attached prospectus for the Real Property Account. It should be read together with this prospectus by any Contract owner considering the real estate investment option. There is no assurance that the investment objectives of the Real Property Account will be met.

CHARGES AND EXPENSES

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts allocated to the fixed rate option, the amount allocated to the Real Property Account, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Loans. Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Contract. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Charges for taxes attributable to premiums will be set at one rate for all Contracts like this one. Changes in other charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

Deduction from Premiums

We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year.

Taxes Attributable to Premiums

We deduct a charge of 2.5% for taxes attributable to premiums from each premium payment we receive. The premium tax charge is our estimate of the average burden of state taxes generally. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5% (but may exceed 5% in some instances). The rate applies uniformly to all Contract owners without regard to location of residence. We may collect more for this charge than we actually pay for state and local premium taxes.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Sales Load Charges

We may charge up to 5% of premiums paid for sales expenses in all Contract years. This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. We will deduct part of this sales load from each premium received whether scheduled or unscheduled in an amount up to 5% of the portion of the premium remaining after the $2 administrative charge has been deducted. See Deduction from Premiums.

We will deduct the remainder of the sales load only if the Contract is surrendered or stays in default past its days of grace. This second part is called the deferred sales charge. However, we will not deduct the deferred sales charge for Contracts that lapse or are surrendered on or after the Contract's 10th anniversary. The deferred sales charge will be reduced for Contracts that lapse or are surrendered sometime between the eighth month of the sixth year and the 10th anniversary. No deferred sales charge is applicable to the death benefit, no matter when that becomes payable.

For Contracts under which premiums are payable annually, we charge the maximum deferred sales charge if the Contract lapses or is surrendered, until the seventh month of the sixth Contract year, or if there is an increase in the face amount of insurance. Thereafter, the sales charge will be the maximum charge reduced uniformly until it becomes zero at the end of the 10th Contract year. More precisely, the deferred sales charge will be the maximum charge reduced by a factor equal to the number of complete months that have elapsed between the end of the sixth month in the Contract's sixth year and the date of surrender or lapse, divided by 54 (since there are 54 months between that date and the Contract's 10th anniversary). The following table shows illustrative deferred sales load charges that will be made when such Contracts are surrendered or lapse.

Maximum Deferred Sales Load Percentages
For Contracts Surrendered During	The Deferred Sales Charge Will be the Following Percentage of One Scheduled Annual Premium	Which is Equal to the Following Percentage of the Scheduled Premiums Due to Date of Surrender

Entire Year 1

Entire Year 2

Entire Year 3

Entire Year 4

Entire Year 5

First 7 Months of Year 6

First Month of Year 7

First Month of Year 8

First Month of Year 9

First Month of Year 10

First Month of Year 11

and Thereafter

	25% 30% 35% 40% 45% 45% 40% 30% 20% 10% 0%	25.00% 15.00% 11.67% 10.00% 9.00% 7.50% 5.71% 3.75% 2.22% 1.00% 0.00%

For Contracts under which premiums are payable more frequently than annually, the deferred sales charge will be 25% of the first year's Scheduled Premiums due on or before the date of surrender or lapse and 5% of the Scheduled Premiums for the second through fifth Contract years due on or before the date of surrender or lapse. Thus, for such Contracts the maximum deferred sales charge will also be equal to 9% of the total Scheduled Premiums for the first five Contract years. This amount will be higher in dollar amount than it would have been had premiums been paid annually because the total of the Scheduled Premiums is higher. See PREMIUMS. To compensate for this, the reduction in the deferred sales charge will start slightly earlier for Contracts under which premiums are paid semi-annually, still earlier if premiums are paid quarterly and even earlier if premiums are paid monthly. The reductions are graded smoothly so that the dollar amount of the deferred sales charge for two persons of the same age, sex, Contract size, and Contract Date, will be identical beginning in the seventh month of the sixth Contract year without regard to the frequency at which premiums were paid.

For purposes of determining the deferred sales charge, the Scheduled Premium is the premium payable for an insured in the Preferred rating class, even if the insured is in a higher rated risk class. Moreover, if premiums have been paid in excess of the Scheduled Premiums, the charge is based upon the Scheduled Premiums. If a Contract is surrendered when less than the aggregate amount of the Scheduled Premiums due on or before the date of surrender has been paid, the deferred sales charge percentages will be applied to the premium payments due on or before the fifth anniversary date that were actually paid, whether timely or not, before surrender.

We waive the portion of the sales load deducted from each premium (5% of the portion of the premium remaining after the $2 processing charge has been deducted) for premiums paid beyond five years of Scheduled Premiums on an annual basis. Thus, with respect to a premium paid after that total is reached, only the 2.5% premium tax charge and the $2 processing charge is deducted before the premium is allocated to the investment option[s] you choose. We may, on a uniform and non-contractual basis, withdraw or modify this concession, although we do not currently intend to do so. If you elect to increase the face amount of your Contract, the rules governing the non-guaranteed waiver of the 5% front-end sales load will apply separately to the base Contract and the increase. See Increases in the Face Amount.

Cost of Insurance

We deduct, monthly, a cost of insurance ("COI") charge proportionately from the dollar amounts held in each of the chosen investment options. The purpose of this charge is to provide insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The cost of insurance charges collected from all Contract owners enables us to pay this larger death benefit. The maximum COI charge is determined by multiplying the amount by which the Contract’s death benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum COI rates.

The net amount at risk is affected by factors such as: investment performance, premium payments, and charges. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Mortality Tables and an insured's current attained age, sex (except where unisex rates apply), smoker/nonsmoker status, and extra rating class, if any. At most ages, our current COI rates are lower than the maximum rates. Current COI charges range from $0.06 to $83.34 per $1,000 of net amount at risk.

Monthly Deductions from the Contract Fund

We deduct the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

(a)

We deduct an administrative charge based on the face amount of insurance. This charge is intended to compensate us for things like processing claims, keeping records and communicating with Contract owners. We deduct $2.50 per Contract and up to $0.02 per $1,000 of the face amount of insurance. This charge also applies to increases in the face amount of insurance, except for the automatic increase under Contracts issued on insureds of 14 years of age or less. Currently, the charge of $0.02 per $1,000 of the face amount will not exceed $2 per month and is waived for Contracts issued on a Pru-Matic Premium Plan after June 1, 1987. Thus, we will deduct $44.40 per year for a Contract with the minimum face amount of $60,000, not issued on a Pru-Matic Premium Plan basis. We will not make this charge if your Contract becomes paid-up or has been continued in-force, after lapse, as variable reduced paid-up insurance.

(b)

We also deduct a charge of $0.01 per $1,000 of the face amount of insurance (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less). We deduct this charge for the risk we assume by guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the guaranteed minimum death benefit, so long as Scheduled Premiums are paid on or before the due date or during the grace period. We do not make this charge if your Contract becomes paid-up or has been continued in-force, after lapse, as variable reduced paid-up insurance.

(c)	You may add one or more riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted. See Riders.

(d)	If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted and the Scheduled Premium will be increased.

The earnings of the Account are taxed as part of the operations of Pruco Life. Currently, no charge is being made to the Account for Pruco Life’s federal income taxes. We periodically review the question of a charge to the Account for Pruco Life’s federal income taxes. We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of each of the variable investment options in an amount equivalent to an effective annual rate of 0.60%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined. The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges. This charge is not assessed against amounts allocated to the fixed rate option.

Surrender Charges

We assess a surrender charge if the Contract is surrendered or lapses when it is in default past its days of grace. This charge is made to compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured's rating class, and establishing records. We deduct $5 per $1,000 of the face amount of insurance (excluding the automatic increase for Contracts issued on insureds aged 14 or less) if the Contract is surrendered or lapses, unless it stays in-force until the end of the 10th Contract year (later if additional insurance is added after issue). However, we reduce this charge for Contracts that lapse or are surrendered after the 5th Contract anniversary. For each full additional month that the Contract stays in-force on a premium paying basis, we will reduce the surrender charge by $0.0833 per $1,000 of the initial face amount of insurance until it reaches zero at the end of the 10th Contract year. We do not deduct a surrender charge from the death benefit if the insured dies during the first 10 Contract years or 10 years from an increase in the face amount of insurance.

Transaction Charges

(a)	We currently charge a transaction fee equal to the lesser of $15 or 2% of the withdrawal amount in connection with each withdrawal.

(b)	We may charge a transaction fee of up to $15 for any change in the face amount of insurance.

(c)	We currently charge a transaction fee of $150 for Living Needs Benefit payments.

Portfolio Charges

We deduct charges from and pay expenses out of the variable investment options as described in the Series Fund prospectus.

Rider Charges

Contract owners may be able to obtain additional benefits, which may increase the Scheduled Premium. These optional insurance benefits are described in what is known as a “rider” to the Contract. We deduct a monthly charge from the Contract Fund if additional benefits cause an increase to your Scheduled Premium.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

Generally, the Contract owner is the insured. There are circumstances when the Contract owner is not the insured. There may also be more than one Contract owner. If the Contract owner is not the insured or there is more than one Contract owner, they will be named in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date we receive your request.

While the insured is living, the Contract owner is entitled to any Contract benefit and value. Only the Contract owner is entitled to exercise any right and privilege granted by the Contract or granted by us. For example, the Contract owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date we receive your request. However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again. When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the death benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. If we learn of the inaccuracy after the insured’s death any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex. If we learn of the inaccuracy before the insured’s death, the face amount will be adjusted to what the current scheduled premium would have purchased at the correct age and sex.

Settlement Options

The Contract grants to most Contract owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life representative can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract date, the Contract will end and we will return the premiums paid, less any Contract debt, and less any withdrawals. Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the face amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

RIDERS

Contract owners may be able to obtain additional benefits which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, the charge for the additional benefits will be paid by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a “rider” to the Contract. One rider pays certain premiums into the Contract if the insured dies in an accident. Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay certain premiums into the Contract if the insured dies within a stated number of years after issue; similar term insurance riders may be available for the insured's spouse or child. The amounts of these benefits are fully guaranteed at issue and do not depend on the performance of the Account. Certain restrictions may apply; they are clearly described in the applicable rider. Any Pruco Life representative can explain these extra benefits further. Samples of the provisions are available from Pruco Life upon written request.

Under one form of rider, which provides monthly renewable term life insurance, the amount payable upon the death of the insured may be substantially increased. If this rider is purchased, even the original Contract will not become paid-up, although, if the Contract Fund becomes sufficiently large, a time may come when Pruco Life will have the right to refuse to accept further premiums. See When a Contract Becomes Paid-Up.

Under another form of rider that is purchased for a single premium, businesses that own a Contract covering certain employees may be able to change the insured person from one key employee to another if certain requirements are met. Any Pruco Life representative can explain these extra benefits further. Samples of the provisions are available from Pruco Life upon written request.

Living Needs Benefit Rider - The Living Needs BenefitSM Rider is available on your Contract in states where it is approved. The benefit may vary by state. There is no charge for adding the benefit to a Contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid.

Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will never be lower than the Contract's cash surrender value. One or both of the following options may be available. A Pruco Life representative should be consulted as to whether additional options may be available.

The Terminal Illness Option is available on the Living Needs Benefit Rider if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, we will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

The Nursing Home Option is available on the Living Needs Benefit Rider after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, we will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

Subject to state approval, all or part of the Contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner, and the effect on the Contract if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

As of May 1, 1992, Pruco Life no longer offered these Contracts for sale. Generally, the minimum initial guaranteed death benefit was $60,000. However, higher minimums are applied to insureds over the age of 75. Insureds 14 years of age or less may have applied for a minimum initial guaranteed death benefit of $40,000. The Contract was generally issued on insureds below the age of 81. Before issuing any Contract, Pruco Life required evidence of insurability, which may have included a medical examination. Nonsmokers who met Preferred underwriting requirements were offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. Certain classes of Contracts, for example a Contract issued in connection with a tax-qualified pension plan, may have been issued on a "guaranteed issue" basis and may have a lower minimum initial death benefit than a Contract that was individually underwritten. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

Scheduled Premiums on the Contract are payable during the insured's lifetime on an annual, semi-annual, quarterly or monthly basis on due dates set forth in the Contract. If you pay premiums more often than annually, the aggregate annual premium will be higher to compensate us both for the additional processing costs (see CHARGES AND EXPENSES) and for the loss of interest (computed generally at an annual rate of 8%) incurred because premiums are paid throughout rather than at the beginning of each Contract year. The premium amount depends on the Contract's initial death benefit and the insured's age at issue, sex (except where unisex rates apply), and risk classification. If you pay premiums other than monthly, we will notify you about three weeks before each due date, that a premium is due. If you pay premiums monthly, we will send to you each year a book with 12 coupons that will serve as a reminder. You may change the frequency of premium payments with our consent.

You may elect to have monthly premiums paid automatically under the “Pru-Matic Premium Plan” by pre-authorized transfers from a bank checking account. Currently, Contract owners selecting the Pru-Matic Premium Plan on Contracts issued after June 1, 1987 will have reduced current monthly expense charges. See CHARGES AND EXPENSES. You may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. You may make unscheduled premium payments occasionally or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. Pruco Life will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and, at least under Form B, in higher death benefits. Conversely, a Scheduled Premium does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse. See LAPSE AND REINSTATEMENT. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. If this happens, loans and other distributions, which would otherwise not be taxable events, may be subject to federal income taxation. See Tax Treatment of Contract Benefits.

Pruco Life will generally accept any premium payment of at least $25. Pruco Life reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. The flexibility of premium payments provides Contract owners with different opportunities under the two Forms of the Contract. Greater than scheduled payments under a Form A Contract increase the Contract Fund. Greater than scheduled payments under a Form B Contract increase both the Contract Fund and the death benefit. Generally, any future increases in the Contract Fund will be less than under a Form A Contract because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts, which accumulate without current income taxation.

Each Contract sets forth two premium amounts. The initial premium amount is payable on the Contract Date (the date the Contract was issued, as noted in each individual Contract) and on each subsequent due date until the Contract's anniversary immediately following the insured's 65th birthday (or until the Contract's tenth anniversary, if that is later). The second and higher premium amount set forth in the Contract is payable on and after that anniversary (the “premium change date”). However, if the amount invested under the Contract, net of any excess premiums, is higher than it would have been had only Scheduled Premiums been paid, had maximum contractual charges been deducted, and had only an average net rate of return of 4% been earned, then the second premium amount will be lower than the maximum amount stated in the Contract. We will tell you what the amount of your second premium will be. Under the original version of the Contracts, if investment experience has been favorable enough, the Contract may become paid-up before or by the premium change date. We reserve the right not to accept any further premium payments on a paid-up Contract.

The Contracts include a premium change date, with Scheduled Premiums potentially increasing after that date to a second premium amount. Thus, you are provided with both the flexibility to pay lower initial Scheduled Premiums and a guarantee of lifetime insurance coverage, if all Scheduled Premiums are paid. The tables on pages T1 and T2 show how the second premium amount compares with the first premium amount under Contracts and for different hypothetical investment results.

The following table shows, for two face amounts, representative initial Preferred rating and Standard rating annual premium amounts under either Form A or Form B Contracts issued on insureds who are not substandard risks:

	$60,000 Face Amount		$100,000 Face Amount
	Preferred	Standard	Preferred	Standard
Male, age 35 at issue	$554.80	$669.40	$902.00	$1,093.00
Female, age 45 at issue	$698.80	$787.60	$1,142.00	$1,290.00
Male, age 55 at issue	$1,556.20	$1,832.20	$2,571.00	$3,031.00

The following table compares annual and monthly premiums for insureds who are in the Preferred rating class. Note that in these examples the sum of 12 monthly premiums for a particular Contract is approximately 105% to 109% of the annual premium for that Contract.

	$60,000 Face Amount		$100,000 Face Amount
	Monthly	Annual	Monthly	Annual
Male, age 35 at issue	$50.00	$554.80	$80.00	$902.00
Female, age 45 at issue	$62.60	$698.80	$101.00	$1,142.00
Male, age 55 at issue	$136.40	$1,556.20	$224.00	$2,571.00

You may select a higher contemplated premium than the Scheduled Premium. We will bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and, at least under Form B, in higher death benefits. Under the original version of the Contracts, such payments may also provide a means of obtaining a paid-up Contract earlier than if only Scheduled Premiums are paid.

In some cases the payment of greater than Scheduled Premiums or favorable investment experience may result in the Contract becoming paid-up so that no further premium payments will be necessary. If this happens, Pruco Life may refuse to accept any further premium payments. If a Contract becomes paid-up, the death benefit then in-force becomes the guaranteed minimum death benefit; apart from this guarantee, the death benefit and the cash surrender value of the paid-up Contract will thereafter vary daily to reflect the investment experience of amounts invested under the Contract. Contracts sold beginning in September 1986 in jurisdictions where all necessary approvals have been obtained will no longer become paid-up. Instead, the death benefit will be increased so that it is always at least as great as the Contract Fund divided by the net single premium for the insured's attained age at such time. See How a Contract's Death Benefit Will Vary. The term “Contract Fund” refers generally to the total amount invested under the Contract and is defined under CHARGES AND EXPENSES. The term “net single premium,” the factor which determines how much the death benefit will increase for a given increase in the Contract Fund, is defined and illustrated under item 2 of How a Contract's Death Benefit Will Vary. Whenever the death benefit is determined in this way, Pruco Life reserves the right to refuse to accept further premium payments, although in practice the payment of the lesser of two years' Scheduled Premiums or the average of all premiums paid over the last five years will generally be allowed.

The payment of premiums substantially in excess of Scheduled Premiums may cause the Contract to be classified as a Modified Endowment Contract. If this happens, loans and other distributions which otherwise would not be taxable events may be subject to federal income taxation. See Tax Treatment of Contract Benefits.

Allocation of Premiums

On the Contract date, we deduct a $2 processing charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from the initial premium. Then the first monthly charges are made. The remainder of the initial premium will be allocated among the variable investment options, the fixed rate option, or the Real Property Account according to the allocations you specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options on the date of receipt in Good Order at the Payment Office, but not earlier than the Contract date.

After the Contract date, we deduct a $2 per payment charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from each subsequent premium payment. After the deductions from premiums, the net payment will be invested as of the end of the valuation period in which it is received in Good Order at the Payment Office in accordance with the allocation previously designated. The “valuation period” means the period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time.)

You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided the Contract is not in default and you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums among the investment options. If any portion of a premium is allocated to a particular variable investment option, to the fixed rate option or to the Real Property Account, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33?% cannot. Of course, the total allocation to all selected investment options must equal 100%.

When a Contract Becomes Paid-Up

Under the original Contracts, it is possible that favorable investment experience, either alone or with greater than Scheduled Premium payments, will cause the Contract Fund to increase. The Contract Fund may increase to the point where no further premium payments are necessary to provide for the then existing death benefit for the remaining life of the insured. If this should occur, Pruco Life will notify the Contract owner that no further premium payments are needed. We reserve the right to refuse to accept further premiums after the Contract becomes paid-up. The purchase of an additional fixed benefit rider may, in some cases, affect the point at which the Contract becomes paid-up. See RIDERS. The revised Contracts will not become paid-up.

We guarantee that the death benefit of a paid-up Contract then in-force will not be reduced by the investment experience of the investment options in which the Contract participates. The cash surrender value of a paid-up Contract continues to vary daily to reflect investment experience and monthly to reflect continuing mortality charges, but the other monthly deductions (see items 4 and 5 under CHARGES AND EXPENSES) will not be made. The death benefit of a paid-up Contract on any day (whether the Contract originally was Form A or Form B) will be equal to the amount of paid-up insurance that can be purchased with the Contract Fund on that day, but never less than the guaranteed minimum amount.

Contracts issued on insureds of 14 years of age or less include a special provision under which the face amount of insurance increases automatically to 150% of the initial face amount on the Contract anniversary after the insured reaches the age of 21. If a Contract becomes paid-up prior to that anniversary, Pruco Life will, instead of declaring the Contract to be paid-up, increase the death benefit by the amount necessary to keep the Contract in-force as a premium paying Contract. If this should occur, the increase in the death benefit on the Contract anniversary after the insured reaches the age of 21 will be smaller in dollar amount, than the increase in the face amount of insurance.

Transfers/Restrictions on Transfers

If the Contract is not in default, you may, up to four times each Contract year, transfer amounts from one variable investment option to another variable investment option, to the fixed rate option, or to the Real Property Account, without charge. Additional transfers may be made with our consent. Currently, we will allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment. See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

Currently, certain transfers effected systematically under the dollar cost averaging program do not count towards the limit of four transfers per Contract year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.

Transfers among investment options will take effect as of the end of the valuation period in which a transfer request is received in Good Order at a Service Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one investment option to another, or may be in terms of a percentage reallocation among investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the fixed rate option will be permitted during each Contract year and only within 30 days following each Contract anniversary. The maximum amount that may be transferred out of the fixed rate option each year is currently the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000. Such transfer requests received prior to the Contract anniversary will take effect on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will take effect as of the end of the valuation period in which a transfer request is received in Good Order at a Service Office. We may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining). Transfers to and from the Real Property Account are subject to restrictions described in the attached prospectus for the Real Property Account.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the variable investment options. Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract owners. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on performance of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner. We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived, except as described above with respect to transfers from the fixed rate option. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract owners.

In addition, Contract owners who own variable life insurance or variable annuity Contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract owners.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract owners who violate the excessive trading policies established by the Fund. In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that Fund that occurs within a certain number of days following the date of allocation to the variable investment option. Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us. The fee will be deducted from your Contract Value to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

We offer a feature called Dollar Cost Averaging (“DCA”). Upon your request, premiums will be allocated to the portion of the Money Market subaccount used for this feature (the “DCA account”). Designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market subaccount and the fixed rate option, but including the Real Property Account. Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if you designate $5,000, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at our discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

When you establish DCA at issue, you must allocate to the DCA account the greater of $2,000 or 10% of the initial premium payment. When you establish DCA after issue, you must allocate to the DCA account at least $2,000. These minimums are subject to change at our discretion. After DCA has been established and as long as the DCA account has a positive balance, you may allocate or transfer amounts to the DCA account, generally subject to the limitations on premium payments and transfers. In addition, if you pay premiums on an annual or semi-annual basis, and you have already established DCA, your premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.

Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly Date, provided the New York Stock Exchange (“NYSE”) is open on that date. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of the month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract owner gives notification of a change in allocation or cancellation of the feature. If you have an outstanding premium allocation to the DCA account, but your DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market subaccount. Currently there is no charge for using the DCA feature.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid. If a medical examination is required, the Contract date will ordinarily be the date the examination is completed. Under certain circumstances, we may allow the Contract to be backdated up to six months for the purpose of lowering the insured's issue age, but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges.

When Proceeds Are Paid

Generally, we will pay any death benefit, cash surrender value, loan proceeds or partial withdrawal within seven days after all the documents required for such a payment are received at the Payment Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Service Office. However, we may delay payment of proceeds from the variable investment option[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the cash surrender value attributable to: (1) the fixed rate option; and (2) Contracts in-force as extended term insurance, for up to six months (or a shorter period if required by applicable law). We will pay interest of at least 3% per year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

Death Claim Settlement Options

The beneficiary may choose to receive death claim proceeds by any of the settlement options described in the Contract or by payment of a lump sum amount. In addition to the settlement options described in your Contract, the beneficiary may choose the payment of death claim proceeds, by way of Prudential's retained asset settlement option (the "Alliance Account"). Upon verification of a death claim, Prudential will provide a kit to the beneficiary, which includes: (1) an account certificate describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; (2) a guide that explains how the Alliance Account works; and (3) checks and a checkbook, that the beneficiary can use to access the available amount of death claim proceeds. Any Pruco Life representative authorized to sell this Contract can explain this option upon request.

Types of Death Benefit

You may have selected from two types of death benefit at issue. A Contract with a Form A death benefit has a death benefit, which will generally equal the initial face amount. Favorable investment results and additional premium payments will generally increase the cash surrender value and decrease the net amount at risk and result in lower charges. This type of death benefit does not vary with the investment performance of the investment options you selected, unless the Contract becomes paid-up or, under a revised version of the Contract, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. The Scheduled Premium shown in the Contract will be the same for a given insured, regardless of what Contract Form you chose. See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Form B death benefit has a death benefit, which will generally equal the face amount plus, if any, excess Contract Fund over the Tabular Contract Fund Value. Favorable investment performance and additional premium payments will generally increase your Contract's death benefit and cash surrender value. However, the increase in the cash surrender value for Form B Contract may be less than the increase in cash surrender value for a Form A Contract because a Form B Contract has a greater cost of insurance charge due to a greater net amount at risk. As long as the Contract is not in default there have been no withdrawals, and there is no Contract debt, the death benefit may not fall below the face amount stated in the Contract, plus the amount, if any, by which the Contract Fund exceeds the Tabular Contract Fund Value.

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the face amount of insurance will automatically be increased, on the Contract anniversary after the insured's 21st birthday, to 150% of the initial face amount, so long as the Contract is not then in default. This new face amount becomes the new guaranteed minimum death benefit. The death benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See When a Contract Becomes Paid-Up. This increase in death benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. See CHARGES AND EXPENSES. The automatic increase in the face amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

Contract owners of a Form A Contract should note that any withdrawal may result in a reduction of the face amount and the deduction of any applicable surrender charges. We will not allow you to make a withdrawal that will decrease the face amount below the minimum face amount. For Form B Contracts, withdrawals will not change the face amount, will not incur a surrender charge for a withdrawal, and are not restricted if a minimum size Contract was purchased. See Withdrawals.

Under the original versions of these Contracts, there are other distinctions between the Contract Forms. Contract Form A will become paid-up more rapidly than a comparable Form B Contract. But Contract owners of Form A Contracts should be aware that since premium payments and favorable investment experience do not increase the death benefit, unless the Contract has become paid-up, the beneficiary will not benefit from the possibility that the Contract will have a large cash surrender value at the time of the insured's death.

Under a revised version of the Contract that was made available beginning in September 1986, in jurisdictions where it is approved, the Contract will never become paid-up. Instead, the death benefit under these revised Contracts is always at least as great as the Contract Fund divided by the net single premium. Thus, instead of becoming paid-up, we will increase the Contract's death benefit so it will always be large enough to meet the Internal Revenue Code's definition of life insurance. Whenever the death benefit is determined in this way, we reserve the right to refuse to accept further premium payments, although in practice the payment of at least Scheduled Premiums will be allowed.

How a Contract's Death Benefit Will Vary

There are two forms of the Contract, Form A and Form B. Moreover, in September 1986 we began issuing revised versions of both Form A and Form B Contracts. The primary difference between the original Contract and the revised Contract is that the original Contract may become paid-up, while the death benefit under the revised Contract operates differently and will not become paid-up.

1. Original Contracts:

(A)

If a Form A Contract is chosen, the death benefit will not vary (except for Contracts issued on insureds of age 14 or less) regardless of the payment of additional premiums or the investment results of the selected investment options, unless the Contract becomes paid-up. See When a Contract Becomes Paid-Up. The death benefit does reflect a deduction for the amount of any Contract debt. See Loans.

(B)

If a Form B Contract is chosen, the death benefit will vary with investment experience and premium payments. Assuming no Contract debt, the death benefit under a Form B Contract will, on any day, be equal to the face amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable “Tabular Contract Fund Value” for the Contract. The “Tabular Contract Fund Value” for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

(1)	you paid only Scheduled Premiums;
(2)	you paid Scheduled Premiums when due;
(3)	your selected investment options earned a net return at a uniform rate of 4% per year;
(4)	we deducted full mortality charges based upon the 1980 CSO Table;
(5)	we deducted maximum sales load and expense charges; and
(6)	there were no withdrawals.

Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund Values between Contract anniversaries are determined by interpolation.

Thus, under a Form B Contract with no Contract debt, the death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund Value. If, due to investment results greater than a net return of 4%, or to greater than Scheduled Premiums, or to lesser than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the death benefit will be the face amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund Value, and the Contract remains in-force because Scheduled Premiums have been paid, the death benefit will not fall below the initial face amount stated in the Contract. The death benefit will also reflect a deduction for the amount of any Contract debt. See Loans. Any unfavorable investment experience must subsequently be offset before favorable investment results or greater than Scheduled Premiums will increase the death benefit.

2. Revised Contracts:

Under the revised Contracts issued since September 1986 in approved jurisdictions, the death benefit will be calculated as follows:

(A)

Under a Form A Contract, the death benefit will be the greater of (1) the face amount; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. In other words, the second alternative ensures that the death benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the amount of the Contract Fund.

(B)

Under a Form B Contract, the death benefit will be the greater of (1) the face amount plus the excess, if any, of the Contract Fund over the Tabular Contract Fund Value; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. Thus, under the revised Contracts, the death benefit may be increased based on the size of the Contract Fund and the insured's attained age and sex. This ensures that the Contract will satisfy the Internal Revenue Code's definition of life insurance. The net single premium is used only in the calculation of the death benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of death benefit.

Male Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund	Female Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund
5 25 35 55 65	.09884 .18455 .25596 .47352 .60986	$10.12 $ 5.42 $ 3.91 $ 2.11 $ 1.64	5 25 35 55 65	.08198 .15687 .21874 .40746 .54017	$12.20 $ 6.37 $ 4.57 $ 2.45 $ 1.85

Generally, whenever the death benefit is determined in this way, we will continue to accept the average of all premiums paid over the last five years; however, we reserve the right to refuse to accept any further premium payments.

You may increase or decrease the face amount of your Contract, subject to certain conditions, regardless of the form type or the issue date of your Contract. See Increases in the Face Amount and Decreases in the Face Amount.

Increases in the Face Amount

After your first Contract anniversary, you may increase your amount of insurance by increasing the face amount of the Contract (which is also the guaranteed minimum death benefit). The increase will be subject to state approval and the underwriting requirements we determine.

The following conditions must be met:

(1)	you must ask for the change in a form that meets our needs;
(2)	the amount of the increase in the face amount must be at least $25,000;
(3)	you must prove to us that the insured is insurable for any increase;
(4)	the Contract must not be in default;
(5)	you must pay an appropriate premium at the time of the increase;

(6)	we must not be paying premiums into the Contract as a result of the insured’s total disability; and
(7)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. Currently, no transaction charge is being made in connection with an increase in the face amount. However, we reserve the right to deny the increase if we change any of the bases on which benefits and charges are calculated for newly issued Contracts between the Contract Date and the date of your requested increase.

An increase in the face amount resulting in a total face amount under the Contract of at least $100,000 may, subject to strict underwriting requirements, render the Contract eligible for a Select Rating for a nonsmoker, which provides lower current cost of insurance rates.

Upon an increase in the face amount, we will recompute the Contract's Scheduled Premiums, deferred sales and transaction charges, tabular values, and monthly deductions from the Contract Fund. Requests for increases received within six months after the most recent Contract anniversary will be effective on your choice of the prior or the next Contract anniversary and is limited only by applicable state law. Requests for increases received more than six months after the most recent Contract anniversary will be effective on the following anniversary. A payment will be required on the date of increase, which will depend, in part, on the Contract anniversary you select for the recomputation. We will tell you the amount of the required payment. You should also note that an increase in the face amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. Therefore, before increasing the face amount, you should consult your own tax adviser and Pruco Life representative.

If the increase is approved, the new insurance will take effect once we receive the proper forms, any medical evidence necessary to underwrite the additional insurance, and any additional premium amount needed for the increase.

We will assess, upon lapse or surrender, following an increase in the face amount, the sum of (a) the deferred sales and transaction charges that would have been assessed if the initial base Contract had not been amended and had lapsed or been surrendered; and (b) the deferred sales and transaction charges that would have been assessed if the increase in death benefit had been achieved by the issuance of a new Contract, and that Contract had lapsed or been surrendered. All premiums paid after the increase will, for purposes of determining the deferred sales charge applicable in the event of surrender or lapse, be deemed to have been made partially under the base Contract, and partially in payment of the increase, in the same proportion as that of the original Scheduled Premium and the increase in Scheduled Premiums. An increase in the face amount triggers new contingent deferred sales and transaction charges, therefore, you should not elect to increase the face amount of your Contract if you are contemplating a total or partial surrender or a decrease in the face amount of insurance.

An increase in the face amount will be treated comparably to the issuance of a new Contract for purposes of the non-guaranteed waiver of the 5% front-end sales load. See CHARGES AND EXPENSES. Thus, premiums paid after the increase will, for purposes of determining whether the 5% front-end sales load will be waived, be allocated to the base Contract and to the increase based on the proportional premium allocation rule as described. The waiver will apply to the premiums paid after the increase only after the premiums so allocated exceed five scheduled annual premiums for the increase. Thus, a Contract owner considering an increase in the face amount should be aware that such an increase will incur charges comparable to the purchase of a new Contract.

If you elect to increase the face amount of your Contract, you will receive a “free-look” right and a right to convert to a fixed benefit Contract, which applies only to the increase in the face amount, not the entire Contract. The “free-look” right is comparable to the right afforded to the purchaser of a new Contract. You may exercise the “free-look” right within 45 days after execution of the application for the increase or within 10 days after you receive your Contract with the increase, whichever is later. Some states allow a longer period of time during which a Contract may be returned for a refund. See Canceling the Contract. Charges deducted after the increase will be recomputed as though no increase had been applied.

You may transfer the total amount attributable to the increase in the face amount from the variable investment options or the Real Property Account to the fixed rate option at any time within two years after an increase in the face amount.

The right to convert the increase in the face amount to a fixed benefit policy will exist for 24 months after the increase is issued and the form of exchange right will be the same as that available under the base Contract purchased. There may be a cash payment required upon the exchange.

Decreases in the Face Amount

You have the option of decreasing the face amount of insurance of the Contract without withdrawing any cash surrender value. If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(1)	the amount of the decrease must be at least $10,000;
(2)	the face amount of insurance after the decrease must be at least equal to the minimum face amount of insurance applicable to your Contract; and
(3)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the decrease, we will send you new Contract Data pages showing the new face amount, tabular values, scheduled premiums, charges, values, and limitations. A Contract is no longer eligible for the Select Rating if the face amount is reduced below $100,000. Currently, a $15 transaction fee is deducted from the Contract Fund in connection with a decrease in the face amount of insurance. We will also reduce your Contract Fund value by deducting a proportionate part of the contingent deferred sales and surrender charges, if any.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of section 7702 of the Internal Revenue Code. See Tax Treatment of Contract Benefits.

It is important to note, however, that if the face amount is decreased there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. You should consult with your tax adviser and your Pruco Life representative before requesting any decrease in the face amount.

CONTRACT VALUES

Surrender of a Contract

You may surrender your Contract, in whole or in part, for its cash surrender value while the insured is living. A partial surrender involves splitting the Contract into two Contracts. One Contract is surrendered for its cash surrender value; the other is continued in-force on the same terms as the original Contract except that premiums and cash surrender values will be based on the new face amount. You will be given a new Contract document. The cash surrender value and the guaranteed minimum death benefit of the new Contract will be proportionately reduced. The reduction is based upon the face amount of insurance. The face amount of insurance must be at least equal to the minimum face amount applicable to the insured's Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. For reduced paid-up Contracts, both the death benefit and the guaranteed minimum death benefit will be reduced.

You may surrender your Contract at any time for its cash surrender value while the insured is living. To surrender your Contract, we may require you to deliver or mail the following items in Good Order to a Service Office: the Contract, a signed request for surrender, and any tax withholding information required under federal or state law. Generally, we will pay your Contract’s cash surrender value within seven days after all the documents required for such a payment are received in Good Order at a Service Office. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment of Contract Benefits.

Additional requirements exist if you are exchanging your Contract for a new one at another insurance company. We specifically require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer. The new insurer should submit these documents directly to Prudential by sending them in Good Order to our Customer Value Service Center in Minneapolis. Generally, we will pay your Contract’s cash surrender value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Customer Value Service Center.

How a Contract’s Cash Surrender Value Will Vary

The cash surrender value (taking into account the deferred sales and transaction charges, if any) will be determined as of the end of the valuation period in which a surrender request is received in Good Order at the Customer Value Service Center. The Contract’s cash surrender value on any date will be the Contract Fund less any deferred sales and transaction charges, if any, and less any Contract debt. The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the variable investment option[s];
(2)	increases or decreases in the value of the Real Property Account, if that option has been selected;

(3)	interest credited on any amounts allocated to the fixed rate option; and
(4)	the daily asset charge for mortality and expense risks assessed against the variable investment options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES. Upon request, we will tell you the cash surrender value of your Contract. It is possible that the cash surrender value of a Contract could decline to zero because of unfavorable investment performance or outstanding Contract debt, even if you continue to pay Scheduled Premiums when due.

The tables on pages T1 and T2 in this prospectus illustrate approximately what the cash surrender values would be for representative Form A and Form B Contracts, paying certain premium amounts and assuming hypothetical uniform investment results in the variable investment options, and also provide information about the aggregate Scheduled Premiums payable under those Contracts. The two tables also show the premium amount that may be required on the premium change date to guarantee the Contract against lapse and assume maximum charges will be used throughout the lifetime of the insured. See ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS.

Loans

You may borrow up to the “loan value” of your Contract, using the Contract as the only security for the loan. The loan value is equal to (1) 90% of an amount equal to the portion of the cash value attributable to the variable investment options; plus (2) 100% of an amount equal to the portion of the cash value attributable to the fixed rate option and to prior loan[s] supported by the fixed rate option, minus the portion of any charges attributable to the fixed rate option. The minimum amount you may borrow at any one time is generally $500, unless the proceeds are used to pay premiums on your Contract. The minimum loan amount may be lower in some states.

If you request a loan you may choose one of two interest rates. You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%. Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice-versa, with our consent.

If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate we determine at the start of each Contract year (instead of at the fixed 5.5% rate). This interest rate will not exceed the greatest of: (1) the “Published Monthly Average” for the calendar month ending two months before the calendar month of the Contract anniversary; (2) 5%; or (3) the rate permitted by law in the state of issue of the Contract. The “Published Monthly Average” means Moody's Corporate Bond Yield Average - Monthly Average Corporate, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 2006 ranged from 5.75% to 6.36%.

Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The Contract debt is the principal amount of all outstanding loans plus any interest accrued to date. If at any time your Contract debt exceeds the Contract fund, we will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to keep the Contract in-force. If the policy is terminated for excess Contract debt, it can not be reinstated.

When a loan is made, an amount equal to the loan proceeds is transferred out of the applicable investment options. The reduction is generally made in the same proportions as the value that each investment option bears to the total value of the Contract.

•

While a fixed rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the fixed rate investment option or the variable investment options, including the Real Property Account.

•

While a variable rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with a rate which is less than the variable loan interest rate for the Contract year by no more than 1%, rather than with the actual rate of return of the fixed rate investment option or the variable investment options, including the Real Property Account. Currently, we credit such amounts at a rate that is 1% less than the loan interest rate for the Contract year. If a loan remains outstanding at a time when we fixed a new rate, the new interest rate applies as of the next Contract anniversary.

A loan will not affect the amount of the premiums due. If the death benefit becomes payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value otherwise payable.

A loan will have a permanent effect on a Contract's cash surrender value and may have a permanent effect on the death benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining in those investment options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan balance while the loan is outstanding, the Contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

Loan repayments are applied to reduce the total outstanding Contract debt, which is equal to the principal plus accrued interest. Interest accrues daily on the total outstanding Contract debt, and making a loan repayment will reduce the amount of interest accruing. If your repayment is received within 21 days of the Contract anniversary, it will be applied first to the accrued interest, then to capitalized interest, with any remainder applied to the original loan principal. Most repayments received prior to this time period will be applied first to capitalized interest, then to accrued interest, then to the original loan principal.

The amount of a loan repayment that is applied to the principal loan amount is first allocated based on the same proportion in which it was taken from the fixed rate option and variable investment options, including the Real Property Account. The variable portion is then applied proportionately to the applicable variable investment options, based on the balances in those options, at the time of the loan repayment.

If you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the variable rate loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits.

Withdrawals

You may withdraw a portion of the Contract's cash surrender value without surrendering the Contract, subject to the following restrictions:

(a)

The Contract Fund after the withdrawal must not be less than the Tabular Contract Fund value. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.)

(b)	The amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero.
(c)	The withdrawal amount must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.
(d)	You may make no more than four withdrawals in each Contract year.

There is a transaction fee for each withdrawal equal to the lesser of: (a) $15 and; (b) 2% of the withdrawal amount. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw.

Under a Form A Contract, the face amount of insurance is reduced by no more than the withdrawal amount. We will not permit a withdrawal if it will result in a new face amount of less than the minimum face amount shown under List of Contract Minimums in your Contract Data pages. A withdrawal under a Form A Contract may also result in a reduction in the Contract Fund by the withdrawal amount and by a proportionate amount of any applicable withdrawal charges, based upon the percentage reduction in the face amount. Form A Contract owners who make a withdrawal will be sent replacement Contract pages showing the new face amount, Scheduled Premiums, maximum surrender charges, Tabular values, and monthly deductions.

It is important to note that if the face amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in the face amount, you should consult with your tax adviser and your Pruco Life representative. See Tax Treatment of Contract Benefits.

Under a Form B Contract, the cash surrender value and the Contract Fund value are reduced by the amount of the withdrawal, and the death benefit is reduced accordingly. Neither the face amount of insurance nor the amount of Scheduled Premiums will change due to a withdrawal of excess cash surrender value under a Form B Contract. No surrender charges will be assessed for a withdrawal under a Form B Contract. Withdrawal of any portion of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default, even if Scheduled Premiums continue to be paid when due. Withdrawal of part of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits.

Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office. See When Proceeds Are Paid.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

If Scheduled Premiums are paid on or before each due date or received within 61 days after the Scheduled Premiums are due, (or missed premiums are paid later with interest) and there are no withdrawals, a Contract will remain in-force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly date is equal to or greater than the Tabular Contract Fund Value on the next Monthly date. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.) This could occur because of such factors as favorable investment experience, deduction of less than the maximum permissible charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, we will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract in-force on a premium paying basis. This payment must be received at the Payment Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.

A Contract that has lapsed may be reinstated within three years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, we require renewed evidence of insurability, and submission of certain payments due under the Contract.

If a Contract does lapse, it may still provide some benefits. Those benefits are described under Options on Lapse, below.

Options on Lapse

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Pruco Life prior to the end of the 61day grace period. You may also choose one of the two options described below for which no further premiums are payable.

1.

Fixed Extended Term Insurance. With two exceptions explained below, if you do not communicate at all with Pruco Life, life insurance coverage will continue for a length of time that depends on the cash surrender value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract debt, if any), the amount of insurance, and the age and sex (except where unisex rates apply) of the insured. The insurance amount will be what it would have been on the date of default taking into account any Contract debt on that date. The amount will not change while the insurance stays in-force. This benefit is known as extended term insurance. If you request, we will tell you in writing how long the insurance will be in effect. Extended term insurance has a cash surrender value, but no loan value.

Contracts issued on the lives of certain insureds in high risk rating classes and Contracts issued in connection with tax qualified pension plans will include a statement that extended term insurance will not be provided. In those cases, variable reduced paid-up insurance will be the automatic benefit provided on lapse.

2.

Variable Reduced Paid-Up Insurance. Variable reduced paid-up insurance provides insurance coverage for the lifetime of the insured. The initial insurance amount will depend upon the cash surrender value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract debt, if any), and the age and sex of the insured. This will be a new guaranteed minimum death benefit. Aside from this guarantee, the cash surrender value and the amount of insurance will vary with investment performance in the same manner as the paid-up Contract described earlier. See When a Contract Becomes Paid-Up. Variable reduced paid-up insurance has a loan privilege identical to that available on premium paying Contracts. See Loans. Acquisition of reduced paid-up insurance may result in your Contract becoming a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

As explained above, variable reduced paid-up insurance is the automatic benefit on lapse for Contracts issued on certain insureds. Owners of other Contracts who want variable reduced paid-up insurance must ask for it in writing, in a form that meets Pruco Life's needs, within three months of the date of default; it will be available to such Contract owners only if the initial amount of variable reduced paid-up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid-up insurance is the automatic benefit upon lapse.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract’s investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's death benefit will generally be income tax free to your beneficiary. However, your death benefit may be subject to estate taxes.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.

Contracts Not Classified as Modified Endowment Contracts

•

If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•

Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•	Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

•

The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of scheduled premiums are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a change in the face amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options. You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.

•

If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured’s death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

•

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Pruco Life, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

For business-owned life insurance coverage issued after August 17, 2006, death benefits will generally be taxable as ordinary income to the extent it exceeds cost basis. Life insurance death benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Code) at the time the policy was issued; or (c) the death benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a death benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder. Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.

Tax-Qualified Pension Plans

You may have acquired the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code. We issued such Contracts with a minimum face amount of $10,000, and with increases and decreases in the face amount in minimum increments of $10,000. The monthly charge for anticipated mortality costs and the scheduled premiums is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity contracts sold to tax-qualified pension plans. We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan. Only certain riders are available for a Contract issued in connection with a tax-qualified pension plan. Fixed reduced paid-up insurance and payment of the cash surrender value are the only options on lapse available for Contracts issued in connection with a tax-qualified pension plan. See LAPSE AND REINSTATEMENT. Finally, a Contract issued in connection with a tax-qualified pension plan may not invest in the Real Property Account.

You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prusec serves as principal underwriter of the variable insurance Contracts issued by Pruco Life. The Contract was sold by registered representatives of Prusec who are also our appointed insurance agents under state insurance law. The Contract may have also been sold through other broker-dealers authorized by Prusec and applicable law to do so. Prusec received gross distribution revenue for its variable life insurance products of $91,615,140 in 2006, $95,241,637 in 2005, and $114,496,331 in 2004. Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives. Prusec retained compensation of $11,528,129 in 2006, $15,018,502 in 2005, and $10,572,253 in 2004. Prusec offers the Contract on a continuous basis.

On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation (“Wachovia”) and formed Wachovia Securities Financial Holdings, LLC (“Wachovia Securities”), a joint venture headquartered in Richmond, Virginia. Prudential Financial has a 38% ownership interest in the joint venture, while Wachovia owns the remaining 62%.

Wachovia Securities is a national retail brokerage organization providing securities brokerage and financial advisory services to individuals and businesses. Wachovia and Wachovia Securities are key distribution partners for certain products of Prudential Financial affiliates, including life insurance, mutual funds, and individual annuities that are distributed through their financial advisors, bank channel and independent channel. In addition, Prudential Financial is a service provider to the managed account platform and certain wrap-fee programs offered by Wachovia Securities.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Compensation is based on the scheduled premium. The scheduled Premium will vary by issue age, sex, smoker/non smoker, substandard rating class, and any riders selected by the Contract owner.

Broker-dealers will receive compensation of up to 99% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the first Scheduled Premium, and 8% on premiums received up to the next nine Scheduled Premiums. Moreover, broker-dealers will receive compensation of up to 6% on premiums received to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, 4.5% on premiums received in years six through 10, and 3% beyond 10 years.

If the face amount is increased, broker-dealers will receive compensation of up to 99% on premiums received up to the first Scheduled Premium for the increase received in the first 12 months following the effective date of the increase and 8% of premiums received up to the next nine Scheduled Premiums for the increase. Moreover, broker-dealers will receive compensation of up to 6% on premiums received following the effective date of the increase to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, 4.5% on premiums received in years six through 10, and 3% beyond 10 years.

Prusec registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates. To the extent permitted by NASD rules and other applicable laws and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the separate account. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

LEGAL PROCEEDINGS

Pruco Life’s litigation and regulatory matters are subject to legal and regulatory actions in the ordinary course of its businesses, which may include class action lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to Pruco Life and that are typical of the businesses in which Pruco Life operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. Pruco Life may also be subject to litigation arising out of its general business activities, such as its investments and third party contracts. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

Stewart v. Prudential, et al. is a lawsuit brought in the Circuit Court of the First Judicial District of Hinds County, Mississippi by the beneficiaries of an alleged life insurance policy against Pruco Life and Prudential. The complaint alleges that the Prudential defendants acted in bad faith when they failed to pay a death benefit on an alleged contract of insurance that was never delivered. In February 2006, the jury awarded the plaintiffs $1.4 million in compensatory damages and $35 million in punitive damages. Motions for a new trial, judgment notwithstanding the verdict and remittitur, were denied in June 2006. Pruco Life’s appeal with the Mississippi Supreme Court is pending.

Pruco Life’s litigation and regulatory matters are subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters, depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on Pruco Life’s financial position.

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The following tables (pages T1 and T2) show how a Contract’s death benefit and cash surrender values change with the investment experience of the Account. They are “hypothetical” because they are based, in part, upon several assumptions, which are described below. Both tables assume the following:

•	a Contract with a face amount of $75,000 bought by a 30 year old male, Preferred, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

•	a given premium amount is paid on each Contract anniversary and no loans are taken.

•	maximum contractual charges, before any fee waivers, reimbursement of expenses, or expense reductions, if any, have been made since issue.

•

the Contract Fund has been invested in equal amounts in each of the 13 available portfolios of the Series Fund and no portion of the Contract Fund has been allocated to the fixed rate option or the Real Property Account.

•	the Contracts are not issued on a guaranteed issue basis and the risk classification is not on a multiple life basis.

The tables reflect values applicable to both revised and original Contracts. However, these values are not applicable to the original Contracts where the death benefit has been increased to the Contract Fund divided by the net single premium.

The first table (page T1) assumes a Form A (fixed) Contract has been purchased and the second table (page T2) assumes a Form B (variable) Contract has been purchased.

Under the Form B Contract, the death benefit changes to reflect investment returns. Under the Form A Contract, the death benefit increases only if the Contract Fund becomes large enough that an increase in the death benefit is necessary for the Contract to satisfy the Internal Revenue Code’s definition of life insurance. See Types of Death Benefit.

There are three assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other two assumptions are that investment performance will be at a uniform gross annual rate of 6% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 6% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values will change with investment experience.

The first column in the following tables shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the Scheduled Premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next three columns show the death benefit payable in each of the years shown for the three different assumed investment returns. The last three columns show the cash surrender value payable in each of the years shown for the three different assumed investment returns. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Series Fund and under the Contract.

A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Series Fund expenses. The net return reflects average total annual expenses of the 13 portfolios of 0.53%, and the daily deduction from the Contract Fund of 0.60% per year. Assuming maximum charges, gross returns of 0%, 6% and 12% are the equivalent of net returns of -1.13%, 4.87% and 10.87%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.53% and will depend on which variable investment options are selected.

The Contract allows you to invest your net premium dollars in a variety of professionally managed funds. Fluctuating investment returns in these funds, together with the actual pattern of your premium payments, our Contract charges, and any loans and withdrawals you may make will generate different Contract values than those illustrated, even if the averages of the investment rates of return over the years were to match those illustrated. We strongly recommend periodic Contract reviews with your Pruco Life representative. Reviews are an excellent way to monitor the performance of the Contract against your expectations and to identify adjustments that may be necessary to meet your needs.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 30 year old man, using maximum charges, may be useful for a 30 year old man, but would be inaccurate if made for insureds of other ages, sex, or rating class. Your Pruco Life representative can provide you with a hypothetical illustration using current charges for your own age, sex, and rating class.

                                                                             ILLUSTRATIONS
                                                                             -------------

                                                              VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                                      FORM A -- FIXED DEATH BENEFIT
                                                                       MALE PREFERRED ISSUE AGE 30
                                                                    $75,000 GUARANTEED DEATH BENEFIT
                                                               ASSUME $1,200 ANNUAL PREMIUMS EACH YEAR (3)
                                                                    USING MAXIMUM CONTRACTUAL CHARGES

                                              Death Benefit (1)(2)                                Cash Surrender Value (1)(2)
                                ------------------------------------------------  ------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                   Premiums               Annual Investment Return of                        Annual Investment Return of
   End of        Accumulated    ------------------------------------------------  ------------------------------------------------
   Policy       at 4% Interest     0% Gross         6% Gross        12% Gross        0% Gross         6% Gross        12% Gross
    Year         Per Year (3)    (-1.13% Net)      (4.87% Net)     (10.87% Net)    (-1.13% Net)      (4.87% Net)     (10.87% Net)
   ------       --------------  --------------    -------------   --------------  --------------    -------------   --------------
      1            $  1,248        $75,000          $ 75,000        $   75,000       $   402          $    463        $      524
      2            $  2,546        $75,000          $ 75,000        $   75,000       $ 1,274          $  1,453        $    1,639
      3            $  3,896        $75,000          $ 75,000        $   75,000       $ 2,132          $  2,489        $    2,875
      4            $  5,300        $75,000          $ 75,000        $   75,000       $ 2,976          $  3,573        $    4,246
      5            $  6,760        $75,000          $ 75,000        $   75,000       $ 3,805          $  4,706        $    5,764
      6            $  8,278        $75,000          $ 75,000        $   75,000       $ 4,746          $  6,018        $    7,573
      7            $  9,857        $75,000          $ 75,000        $   75,000       $ 5,695          $  7,408        $    9,588
      8            $ 11,499        $75,000          $ 75,000        $   75,000       $ 6,626          $  8,851        $   11,802
      9            $ 13,207        $75,000          $ 75,000        $   75,000       $ 7,537          $ 10,349        $   14,236
     10            $ 14,984        $75,000          $ 75,000        $   75,000       $ 8,426          $ 11,903        $   16,913
     15            $ 24,989        $75,000          $ 75,000        $   97,042       $11,876          $ 19,955        $   34,248
     20            $ 37,163        $75,000          $ 75,000        $  150,803       $14,650          $ 29,845        $   61,897
     25            $ 51,974        $75,000          $ 88,243        $  222,492       $16,519          $ 41,785        $  105,355
     30            $ 69,994        $75,000          $102,843        $  319,353       $17,019          $ 55,583        $  172,598
     35            $ 91,918        $75,000          $116,806        $  451,362       $15,417          $ 71,235        $  275,268
     40            $115,023        $75,000          $125,692        $  626,792       $20,485          $ 85,315        $  425,441
     45            $143,135        $75,000          $134,752        $  869,185       $21,009          $100,282        $  646,847
     50            $177,336        $75,000          $144,246        $1,205,965       $12,442          $115,590        $  966,388
     55            $218,948        $75,000          $154,474        $1,676,911       $     0          $131,402        $1,426,447
     60            $269,574        $75,000          $165,903        $2,342,089       $     0          $147,677        $2,084,787
     65            $331,170        $75,000          $178,721        $3,285,769       $     0          $167,124        $3,072,555
     70            $406,109        $75,000          $195,536        $4,688,938       $     0          $195,536        $4,688,938

  (1) Assumes no Contract loan has been made.

  (2) Values shown in the table are applicable to both the original Contracts (the "1984 Contracts") and the revised Contracts that first began to be issued in September of 1986 (the "1986 Contracts"), except where the death benefit has been increased to the Contract fund divided by the net single premium, in which case the cash surrender value and death benefit figures shown are applicable only to the 1986 Contracts.  This first occurs at the time when the 1984 Contracts would become paid-up.

  (3) For a hypothetical gross investment return of 0%, the premium after age 65 will be $3,294.62. For a gross return of 6% the premium after age 65 will be $566.50. For a gross return of 12% the premium after age 65 will be $566.50.  The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 6%.  For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation.  The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years.  No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                                                   T1

                                                              VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                                    FORM B -- VARIABLE DEATH BENEFIT
                                                                       MALE PREFERRED ISSUE AGE 30
                                                                    $75,000 GUARANTEED DEATH BENEFIT
                                                               ASSUME $1,200 ANNUAL PREMIUMS EACH YEAR (3)
                                                                    USING MAXIMUM CONTRACTUAL CHARGES

                                              Death Benefit (1)(2)                                Cash Surrender Value (1)(2)
                                ------------------------------------------------  ------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                   Premiums               Annual Investment Return of                        Annual Investment Return of
   End of        Accumulated    ------------------------------------------------  ------------------------------------------------
   Policy       at 4% Interest     0% Gross         6% Gross        12% Gross        0% Gross         6% Gross        12% Gross
    Year         Per Year (3)    (-1.13% Net)      (4.87% Net)     (10.87% Net)    (-1.13% Net)      (4.87% Net)     (10.87% Net)
   ------       --------------  --------------    -------------   --------------  --------------    -------------   --------------
      1            $  1,248        $75,558          $ 75,618        $   75,679       $   401          $    461        $      522
      2            $  2,546        $76,092          $ 76,271        $   76,456       $ 1,270          $  1,448        $    1,634
      3            $  3,896        $76,602          $ 76,958        $   77,343       $ 2,125          $  2,480        $    2,865
      4            $  5,300        $77,087          $ 77,681        $   78,351       $ 2,964          $  3,558        $    4,227
      5            $  6,760        $77,548          $ 78,443        $   79,494       $ 3,787          $  4,683        $    5,734
      6            $  8,278        $77,983          $ 79,246        $   80,789       $ 4,721          $  5,984        $    7,527
      7            $  9,857        $78,393          $ 80,091        $   82,251       $ 5,662          $  7,360        $    9,519
      8            $ 11,499        $78,778          $ 80,980        $   83,898       $ 6,583          $  8,785        $   11,703
      9            $ 13,207        $79,138          $ 81,916        $   85,753       $ 7,482          $ 10,260        $   14,096
     10            $ 14,984        $79,474          $ 82,902        $   87,837       $ 8,358          $ 11,786        $   16,720
     15            $ 24,989        $80,794          $ 88,655        $  102,668       $11,704          $ 19,565        $   33,578
     20            $ 37,163        $81,568          $ 96,046        $  148,117       $14,296          $ 28,775        $   60,795
     25            $ 51,974        $81,923          $105,503        $  218,793       $15,862          $ 39,442        $  103,603
     30            $ 69,994        $82,136          $117,541        $  314,257       $15,856          $ 51,260        $  169,843
     35            $ 91,918        $82,748          $132,786        $  444,340       $13,373          $ 63,411        $  270,985
     40            $118,141        $77,190          $131,923        $  617,110       $20,068          $ 74,801        $  418,870
     45            $150,045        $75,000          $131,589        $  855,821       $23,378          $ 86,101        $  636,902
     50            $188,862        $75,000          $132,055        $1,187,481       $19,327          $ 96,730        $  951,576
     55            $236,088        $75,000          $133,710        $1,651,262       $     0          $107,152        $1,404,629
     60            $293,546        $75,000          $137,189        $2,306,317       $     0          $117,653        $2,052,945
     65            $363,452        $75,000          $143,009        $3,235,632       $     0          $131,470        $3,025,672
     70            $448,504        $75,000          $154,607        $4,617,437       $     0          $154,607        $4,617,437

  (1) Assumes no Contract loan has been made.

  (2) Values shown in the table are applicable to both the original Contracts (the "1984 Contracts") and the revised Contracts that first began to be issued in September of 1986 (the "1986 Contracts"), except where the death benefit has been increased to the Contract fund divided by the net single premium, in which case the cash surrender value and death benefit figures shown are applicable only to the 1986 Contracts.  This first occurs at the time when the 1984 Contracts would become paid-up.

  (3) For a hypothetical gross investment return of 0%, the premium after age 65 will be $3,906.71. For a gross return of 6% the premium after age 65 will be $1,119.96. For a gross return of 12% the premium after age 65 will be $566.50.  The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 6%.  For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation.  The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years.  No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                                                   T2

ADDITIONAL INFORMATION

Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

You may contact us directly for further information. Our address and telephone number are on the inside front cover of this prospectus.

DEFINITIONS OF SPECIAL TERMS

USED IN THIS PROSPECTUS

attained age - The insured’s age on the Contract date plus the number of Contract years since then.

cash surrender value - The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt and minus any applicable surrender charges. Also referred to in the Contract as “Net Cash Value.”

Contract - The individual variable life insurance Contract described in this prospectus.

Contract anniversary - The same date as the Contract date in each later year.

Contract date - The date the Contract is issued, as specified in the Contract.

Contract debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount at any time credited to the Contract. On any date, it is equal to the sum of the amounts in all variable investment options, the Real Property Account, the fixed rate option, and the principal amount of any Contract debt plus any interest earned thereon.

Contract owner - You. Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract year - A year that starts on the Contract date or on a Contract anniversary.

death benefit - The amount payable upon the death of the insured before the deduction of any outstanding Contract debt.

face amount - The amount[s] of life insurance as shown in the Contract's schedule of face amounts.

fixed rate option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 4%.

Good Order - An instruction received at our Service Office utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

issue age - The insured's age as of the Contract date.

Monthly date - The Contract date and the same date in each subsequent month.

Pruco Life Insurance Company - Pruco Life, us, we, our. The company offering the Contract.

Scheduled Premiums - Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. If you make this payment on time, it may prevent your policy from lapsing due to unfavorable investment experience.

separate account - Amounts under the Contract that are allocated to the variable investment options held by us in a separate account called the Pruco Life Variable Appreciable Account (the "Account"). The separate account is set apart from all of the general assets of Pruco Life Insurance Company.

subaccount - An investment division of the Account, the assets of which are invested in the shares of the corresponding portfolio of the Series Fund.

valuation period - The period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time.)

variable investment option - Any of the portfolios available in the Series Fund and/or the Pruco Life Variable Contract Real Property Account.

you - The owner of the Contract.

To Learn More About Pruco Life Variable Appreciable Life

To learn more about the Pruco Life Variable Appreciable Life contract, you can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2007, or view online at www.prudential.com. See the Table of Contents of the SAI below.

TABLE OF CONTENTS OF THE

STATEMENT OF ADDITIONAL INFORMATION

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 2-89558. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-5850. The SEC also maintains a Web site (http://www.sec.gov) that contains the Pruco Life Variable Appreciable Life SAI, material incorporated by reference, and other information about Pruco Life. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-778-2255 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, or other documents. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us at:

Pruco Life Insurance Company

213 Washington Street

Newark, New Jersey 07102

Investment Company Act of 1940, Registration No. 811-3971

Part B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life Variable Appreciable Account

Pruco Life Insurance Company

Variable Appreciable Life ®

Insurance Contracts

This Statement of Additional Information is not a prospectus. Please review the Variable Appreciable Life ® prospectus (the “prospectus”), which contains information concerning the Contracts described above. You may obtain a copy of the prospectus without charge by calling us at 1-800-778-2255. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

Pruco Life Insurance Company

213 Washington Street

Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related prospectus is May 1, 2007.

TABLE OF CONTENTS

Page
GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company	1
Control of Pruco Life Insurance Company	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
Sales to Persons 14 Years of Age or Younger	3
How a Type A and B Contract's Death Benefit Will Vary	3
Right to Exchange a Contract for a Fixed-Benefit Insurance Policy	4
Reports to Contract Owners	5

UNDERWRITING PROCEDURES	5

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	5

DISTRIBUTION AND COMPENSATION	5

EXPERTS	6

PERFORMANCE DATA	6
Average Annual Total Return	6
Non-Standard Total Return	6
Money Market Subaccount Yield	6

FINANCIAL STATEMENTS	7

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since October 13, 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services. The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777.

As Pruco Life’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the Contract.

State Regulation

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our principal Executive Office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life reimburses Prudential for its costs in providing such services. Under this Agreement, Pruco Life has reimbursed Prudential $653,795,842 in 2006, $510,368,375 in 2005, and $426,034,442 in 2004.

Pruco Life and Prudential have entered into an agreement under which Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account, Prudential’s retained asset settlement option. Pruco Life transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes a retained asset settlement option for the beneficiary within its General Account and makes all payments necessary to satisfy such obligations. As soon as the Pruco Life death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks. Pruco Life pays no fees or other compensation to Prudential under this agreement.

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Our individual life reinsurance treaties covering Pruco Life Variable Appreciable Life ( Insurance provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis. Reinsurance is on a first-dollar quota share basis, with Pruco Life retaining 10% of the face amount, up to a limit of $100,000 per Contract, and the remainder is reinsured by Prudential.

Pruco Life, Pruco Life of New Jersey, and Prudential entered into an administrative agreement with First Tennessee Bank National Association (“First Express”), in which First Express provides remittance processing expertise and research and development capabilities providing Pruco Life, Pruco Life of New Jersey, and Prudential with the benefits of remittance processing, improved quality, increased productivity, decreased costs, and improved service levels. Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance. Under this Agreement, First Express received $3,339,870 in 2006, $3,722,833 in 2005, and $4,078,758 in 2004 from Pruco Life, Pruco Life of New Jersey, and Prudential for services rendered. First Tennessee Bank National Association’s principal business address is 165 Madison Avenue, Memphis, Tennessee 38103. A chart showing fees that Pruco Life, Pruco Life of New Jersey, and Prudential pay for remittance processing is shown below.

Remittance Processing Fees
Total # of remittances per month	Less than 4,500,000	4,500,001 to 5,600,000	Greater than 5,600,000
Power Encode and single item payments	$0.10	$0.10	$0.09
Multiple item payments	$0.12	$0.10	$0.10
Unprocessable payments	$0.09	$0.09	$0.09
Express mail payments	$0.41	$0.41	$0.41
Cash payments	$1.28	$1.28	$1.28

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective Contract owner, we will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. A Contract cannot be issued until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement. Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total death benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date we determine the proposed insured’s issue age. It represents the first day of the Contract year and the commencement of the suicide and contestable periods for purposes of the initial face amount of insurance.

If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract date. If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

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If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above. Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium was satisfied.

If the minimum initial premium is received after the Contract Date, it will be applied as of the date of receipt.

There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted from the initial premium.

ADDITIONAL INFORMATION ABOUT

OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Sales to Persons 14 Years of Age or Younger

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the face amount of insurance will automatically be increased on the Contract anniversary after the insured's 21st birthday to 150% of the initial face amount, so long as the Contract is not then in default. The death benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See How a Form A and B Contract’s Death Benefit Will Vary, below. This increase in death benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. The automatic increase in the face amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. A Contract owner should consult with a Pruco Life representative before making unscheduled premium payments.

How a Type A and B Contract's Death Benefit Will Vary

There are two forms of the Contract, Form A and Form B. Moreover, in September 1986 Pruco Life began issuing revised versions of both Form A and Form B Contracts. The primary difference between the original Contract and the revised Contract is that the original Contract may become paid-up, while the death benefit under the revised Contract operates differently and will not become paid-up.

1. Original Contracts:

(A)

If a Form A Contract is chosen, the death benefit will not vary (except for Contracts issued on insureds of age 14 or less) regardless of the payment of additional premiums or the investment results of the selected investment options, unless the Contract becomes paid-up. The death benefit does reflect a deduction for the amount of any Contract debt.

(B)

If a Form B Contract is chosen, the death benefit will vary with investment experience and premium payments. Assuming no Contract debt, the death benefit under a Form B Contract will, on any day, be equal to the face amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable “Tabular Contract Fund Value” for the Contract. The “Tabular Contract Fund Value” for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

(1)	you paid only Scheduled Premiums;
(2)	you paid Scheduled Premiums when due;
(3)	your selected investment options earned a net return at a uniform rate of 4% per year;
(4)	we deducted full mortality charges based upon the 1980 CSO Table;

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(5)	we deducted maximum sales load and expense charges; and
(6)	there was no Contract debt.

Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund Values between Contract anniversaries are determined by interpolation.

Thus, under a Form B Contract with no Contract debt, the death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund Value. If, due to investment results greater than a net return of 4%, or to greater than Scheduled Premiums, or to lesser than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the death benefit will be the face amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund Value, and the Contract nevertheless remains in-force because Scheduled Premiums have been paid, the death benefit will not fall below the initial face amount stated in the Contract. The death benefit will also reflect a deduction for the amount of any Contract debt. Any unfavorable investment experience must subsequently be offset before favorable investment results or greater than Scheduled Premiums will increase the death benefit.

You may also increase or decrease the face amount of your Contract, subject to certain conditions.

2. Revised Contracts:

Under the revised Contracts issued since September 1986 in approved jurisdictions, the death benefit will be calculated as follows:

(A)

Under a Form A Contract, the death benefit will be the greater of (1) the face amount; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. In other words, the second alternative ensures that the death benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the amount of the Contract Fund.

(B)

Under a Form B Contract, the death benefit will be the greater of (1) the face amount plus the excess, if any, of the Contract Fund over the Tabular Contract Fund Value; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. Thus, under the revised Contracts, the death benefit may be increased based on the size of the Contract Fund and the insured's attained age and sex. This ensures that the Contract will satisfy the Internal Revenue Code's definition of life insurance. The net single premium is used only in the calculation of the death benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of death benefit.

----------------- -------------- ---------------------------- ----- --------------- ------------- ----------------------------
                                    Increase in Insurance                                            Increase in Insurance
 Male Attained     Net Single           Amount Per $1                   Female       Net Single          Amount Per $1
      Age            Premium        Increase in Contract               Attained       Premium        Increase in Contract
                                            Fund                         Age                                 Fund
----------------- -------------- ---------------------------- ----- --------------- ------------- ----------------------------
----------------- -------------- ---------------------------- ----- --------------- ------------- ----------------------------

       5             .09884                $10.12                          5           .08198               $12.20
       25            .18455                $ 5.42                         25           .15687               $ 6.37
       35            .25596                $ 3.91                         35           .21874               $ 4.57
       55            .47352                $ 2.11                         55           .40746               $ 2.45
       65            .60986                $ 1.64                         65           .54017               $ 1.85
----------------- -------------- ---------------------------- ----- --------------- ------------- ----------------------------

Whenever the death benefit is determined in this way, Pruco Life reserves the right to refuse to accept further premium payments, although in practice the payment of the average of all premiums paid over the last five years will generally be allowed.

You may also increase or decrease the face amount of your Contract, subject to certain conditions.

Right to Exchange a Contract for a Fixed-Benefit Insurance Policy

The only right to exchange the Contract for a fixed-benefit contract is provided by allowing Contract owners to transfer their entire Contract Fund to the fixed rate option at any time within two years of any increase in face amount with respect to the amount of the increase. This is done without regard to the otherwise applicable limit of four transfers per year. This conversion right will also be provided if the Series Fund or one of its portfolios has a material change in its investment policy.

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Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Worksheet process. When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using the Worksheet process, a registered representative typically collects enough applicant information to start the underwriting process. The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the face amount of the Contract.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates. To the extent permitted by NASD rules and other applicable laws and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Pruco Life makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

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Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

The consolidated financial statements of Pruco Life and Subsidiaries as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006 and the financial statements of Pruco Life Variable Appreciable Account as of December 31, 2006 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York, 10017.

Actuarial matters included in this Statement of Additional Information have been examined by Nancy D. Davis, MAAA, FSA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term “charges” for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund, Inc. as if Pruco Life’s Variable Appreciable Life had been investing in that subaccount during a specified period. Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with Pruco Life’s Variable Appreciable Life are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

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FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

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FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2006

	SUBACCOUNTS

	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio

ASSETS
Investment in the portfolios, at value	$92,812,431	$212,762,625	$772,369,722	$1,067,126,933

Net Assets	$92,812,431	$212,762,625	$772,369,722	$1,067,126,933

NET ASSETS, representing:
Accumulation units	$92,812,431	$212,762,625	$772,369,722	$1,067,126,933

	$92,812,431	$212,762,625	$772,369,722	$1,067,126,933

Units outstanding	55,736,781	95,706,483	100,446,176	178,794,193

Portfolio shares held	9,281,243	19,609,459	28,137,330	58,122,382
Portfolio net asset value per share	$10.00	$10.85	$27.45	$18.36
Investment in portfolio shares, at cost	$92,812,431	$214,875,695	$628,841,634	$907,641,415

STATEMENT OF OPERATIONS
For the period ended December 31, 2006

	SUBACCOUNTS

	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio

INVESTMENT INCOME
Dividend income	$4,451,677	$10,311,229	$8,049,808	$19,985,648

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	566,515	1,252,487	4,375,432	6,066,021
Reimbursement for excess expenses	(15,953)	(43,772)	0	(2,148,054)

NET EXPENSES	550,562	1,208,715	4,375,432	3,917,967

NET INVESTMENT INCOME (LOSS)	3,901,115	9,102,514	3,674,376	16,067,681

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	1,933,195	0	14,564,467
Realized gain (loss) on shares redeemed	0	(180,825)	5,833,474	4,492,453
Net change in unrealized gain (loss) on investments	0	(1,815,205)	73,872,466	78,702,272

NET GAIN (LOSS) ON INVESTMENTS	0	(62,835)	79,705,940	97,759,192

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,901,115	$9,039,679	$83,380,316	$113,826,873

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)

Prudential Conservative Balanced Portfolio	Prudential Value Portfolio	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio	Prudential Stock Index Portfolio	Prudential Global Portfolio

$536,178,838	$191,821,690	$785,767,677	$150,062,740	$310,657,802	$110,415,584

$536,178,838	$191,821,690	$785,767,677	$150,062,740	$310,657,802	$110,415,584

$536,178,838	$191,821,690	$785,767,677	$150,062,740	$310,657,802	$110,415,584

$536,178,838	$191,821,690	$785,767,677	$150,062,740	$310,657,802	$110,415,584

112,964,571	39,118,786	476,347,921	10,206,697	88,621,188	48,709,664

33,077,041	7,318,645	147,423,579	3,285,806	8,716,549	4,900,825
$16.21	$26.21	$5.33	$45.67	$35.64	$22.53
$464,825,275	$132,246,036	$774,997,880	$88,267,380	$238,168,067	$88,163,693

SUBACCOUNTS (Continued)

Prudential Conservative Balanced Portfolio	Prudential Value Portfolio	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio	Prudential Stock Index Portfolio	Prudential Global Portfolio

$13,236,002	$2,609,275	$57,707,642	$2,649,173	$4,779,730	$602,402

3,091,749	1,034,341	4,375,197	847,440	1,789,640	588,017
(846,950)	0	0	0	0	0

2,244,799	1,034,341	4,375,197	847,440	1,789,640	588,017

10,991,203	1,574,934	53,332,445	1,801,733	2,990,090	14,385

1,113,212	5,792,259	0	21,356,755	853,011	0
2,753,639	2,275,321	180,294	2,947,315	6,532,195	1,007,427

34,668,705	21,028,749	14,369,977	203,449	31,452,329	16,264,573

38,535,556	29,096,329	14,550,271	24,507,519	38,837,535	17,272,000

$49,526,759	$30,671,263	$67,882,716	$26,309,252	$41,827,625	$17,286,385

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2006

	SUBACCOUNTS

	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio

ASSETS
Investment in the portfolios, at value	$23,108,229	$205,701,400	$73,512,411	$31,847,526

Net Assets	$23,108,229	$205,701,400	$73,512,411	$31,847,526

NET ASSETS, representing:
Accumulation units	$23,108,229	$205,701,400	$73,512,411	$31,847,526

	$23,108,229	$205,701,400	$73,512,411	$31,847,526

Units outstanding	7,559,565	93,669,057	18,640,704	22,166,057

Portfolio shares held	2,052,241	9,762,762	3,156,394	1,772,261
Portfolio net asset value per share	$11.26	$21.07	$23.29	$17.97
Investment in portfolio shares, at cost	$24,598,819	$200,601,770	$52,211,281	$22,372,600

STATEMENT OF OPERATIONS
For the period ended December 31, 2006

	SUBACCOUNTS

	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio

INVESTMENT INCOME
Dividend income	$1,127,635	$603,988	$420,016	$349,545

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	137,819	1,217,831	423,180	188,469
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	137,819	1,217,831	423,180	188,469

NET INVESTMENT INCOME (LOSS)	989,816	(613,843)	(3,164)	161,076

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	3,226,803	104,863
Realized gain (loss) on shares redeemed	(168,607)	576,422	1,461,228	2,441,860
Net change in unrealized gain (loss) on investments	(125,089)	2,127,445	4,458,676	2,500,490

NET GAIN (LOSS) ON INVESTMENTS	(293,696)	2,703,867	9,146,707	5,047,213

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$696,120	$2,090,024	$9,143,543	$5,208,289

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)

Janus Aspen Large Cap Growth Portfolio- Institutional Shares	MFS Emerging Growth Series	American Century VP Value Fund	Prudential SP T. Rowe Price Large Cap Growth Portfolio	Prudential SP Davis Value Portfolio	Prudential SP Small-Cap Value Portfolio

$53,714,105	$40,888,440	$28,387,290	$1,795,391	$9,252,955	$12,091,538

$53,714,105	$40,888,440	$28,387,290	$1,795,391	$9,252,955	$12,091,538

$53,714,105	$40,888,440	$28,387,290	$1,795,391	$9,252,955	$12,091,538

$53,714,105	$40,888,440	$28,387,290	$1,795,391	$9,252,955	$12,091,538

35,679,056	27,007,788	12,205,125	1,444,564	6,003,539	8,196,097

2,323,274	1,981,029	3,247,974	250,403	771,723	883,884
$23.12	$20.64	$8.74	$7.17	$11.99	$13.68
$41,838,914	$30,813,218	$23,735,444	$1,706,359	$7,557,616	$11,371,783

SUBACCOUNTS (Continued)

Janus Aspen Large Cap Growth Portfolio- Institutional Shares	MFS Emerging Growth Series	American Century VP Value Fund	Prudential SP T. Rowe Price Large Cap Growth Portfolio	Prudential SP Davis Value Portfolio	Prudential SP Small-Cap Value Portfolio

$253,197	$0	$377,296	$0	$82,371	$46,907

312,554	237,973	162,035	8,286	52,639	64,840
0	0	0	0	0	0

312,554	237,973	162,035	8,286	52,639	64,840

(59,357)	(237,973)	215,261	(8,286)	29,732	(17,933)

0	0	2,380,042	89,248	166,091	1,426,375
1,522,385	1,058,105	441,376	196	475,408	51,992

3,912,947	2,018,802	1,449,226	2,612	530,992	(123,194)

5,435,332	3,076,907	4,270,644	92,056	1,172,491	1,355,173

$5,375,975	$2,838,934	$4,485,905	$83,770	$1,202,223	$1,337,240

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2006

	SUBACCOUNTS

	Prudential SP Small Cap Growth Portfolio	Prudential SP PIMCO Total Return Portfolio	Prudential SP PIMCO High Yield Portfolio	Prudential SP Large Cap Value Portfolio

ASSETS
Investment in the portfolios, at value	$3,547,612	$18,160,599	$3,339,164	$3,971,694

Net Assets	$3,547,612	$18,160,599	$3,339,164	$3,971,694

NET ASSETS, representing:
Accumulation units	$3,547,612	$18,160,599	$3,339,164	$3,971,694

	$3,547,612	$18,160,599	$3,339,164	$3,971,694

Units outstanding	3,079,230	14,773,122	2,293,319	2,570,044

Portfolio shares held	476,830	1,630,215	323,249	299,524
Portfolio net asset value per share	$7.44	$11.14	$10.33	$13.26
Investment in portfolio shares, at cost	$3,091,836	$18,364,821	$3,321,820	$3,283,514

STATEMENT OF OPERATIONS
For the period ended December 31, 2006

	SUBACCOUNTS

	Prudential SP Small Cap Growth Portfolio	Prudential SP PIMCO Total Return Portfolio	Prudential SP PIMCO High Yield Portfolio	Prudential SP Large Cap Value Portfolio

INVESTMENT INCOME
Dividend income	$0	$901,918	$221,173	$32,934

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	18,656	130,784	17,852	18,876
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	18,656	130,784	17,852	18,876

NET INVESTMENT INCOME (LOSS)	(18,656)	771,134	203,321	14,058

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	24,059	123,039
Realized gain (loss) on shares redeemed	124,261	(87,650)	(1,366)	36,956
Net change in unrealized gain (loss) on investments	245,000	(18,243)	31,779	373,404

NET GAIN (LOSS) ON INVESTMENTS	369,261	(105,893)	54,472	533,399

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$350,605	$665,241	$257,793	$547,457

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)

Prudential SP AIM Core Equity Portfolio	Prudential SP Strategic Partners Focused Growth Portfolio	Prudential SP Mid Cap Growth Portfolio	SP Prudential U.S. Emerging Growth Portfolio	Prudential SP Conservative Asset Allocation Portfolio	Prudential SP Balanced Asset Allocation Portfolio

$1,911,618	$1,573,863	$4,402,650	$6,453,603	$1,072,144	$6,941,328

$1,911,618	$1,573,863	$4,402,650	$6,453,603	$1,072,144	$6,941,328

$1,911,618	$1,573,863	$4,402,650	$6,453,603	$1,072,144	$6,941,328

$1,911,618	$1,573,863	$4,402,650	$6,453,603	$1,072,144	$6,941,328

1,390,470	1,245,194	3,804,045	3,899,057	795,619	4,881,624

230,872	210,129	622,723	807,710	91,951	598,907
$8.28	$7.49	$7.07	$7.99	$11.66	$11.59
$1,659,877	$1,496,972	$3,904,179	$5,834,477	$966,043	$6,035,975

SUBACCOUNTS (Continued)

Prudential SP AIM Core Equity Portfolio	Prudential SP Strategic Partners Focused Growth Portfolio	Prudential SP Mid Cap Growth Portfolio	SP Prudential U.S. Emerging Growth Portfolio	Prudential SP Conservative Asset Allocation Portfolio	Prudential SP Balanced Asset Allocation Portfolio

$9,932	$0	$0	$11	$38,112	$134,100

8,357	7,605	26,867	34,853	6,394	35,344
0	0	0	0	0	0

8,357	7,605	26,867	34,853	6,394	35,344

1,575	(7,605)	(26,867)	(34,842)	31,718	98,756

58,774	64,510	0	385,671	16,608	84,628
25,867	2,611	134,177	40,615	21,057	60,534

118,157	(71,779)	(255,853)	37,802	8,958	352,284

202,798	(4,658)	(121,676)	464,088	46,623	497,446

$204,373	$(12,263)	$(148,543)	$429,246	$78,341	$596,202

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2006

	SUBACCOUNTS

	Prudential SP Growth Asset Allocation Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio

ASSETS
Investment in the portfolios, at value	$13,539,804	$7,380,403	$8,031,755	$8,747,751

Net Assets	$13,539,804	$7,380,403	$8,031,755	$8,747,751

NET ASSETS, representing:
Accumulation units	$13,539,804	$7,380,403	$8,031,755	$8,747,751

	$13,539,804	$7,380,403	$8,031,755	$8,747,751

Units outstanding	9,140,734	4,907,542	4,637,647	5,020,634

Portfolio shares held	1,212,158	708,972	967,681	767,347
Portfolio net asset value per share	$11.17	$10.41	$8.30	$11.40
Investment in portfolio shares, at cost	$11,307,321	$6,079,950	$6,667,228	$7,051,416

STATEMENT OF OPERATIONS
For the period ended December 31, 2006

	SUBACCOUNTS

	Prudential SP Growth Asset Allocation Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio

INVESTMENT INCOME
Dividend income	$220,068	$99,476	$81,601	$49,006

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	75,051	36,023	36,280	34,703
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	75,051	36,023	36,280	34,703

NET INVESTMENT INCOME (LOSS)	145,017	63,453	45,321	14,303

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	174,758	124,803	332,362	39,970
Realized gain (loss) on shares redeemed	281,655	163,616	31,594	38,926
Net change in unrealized gain (loss) on investments	744,884	426,740	702,459	1,289,516

NET GAIN (LOSS) ON INVESTMENTS	1,201,297	715,159	1,066,415	1,368,412

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,346,314	$778,612	$1,111,736	$1,382,715

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)

AIM V.I. Premier Equity Fund

$0

$0

$0

$0

0

0
$0.00
$—

SUBACCOUNTS (Continued)

AIM V.I. Premier Equity Fund

$1

66,247
0

66,247

(66,246)

0
2,743,590

(1,008,155)

1,735,435

$1,669,189

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$3,901,115	$1,767,505	$9,102,514	$6,461,837
Capital gains distributions received	0	0	1,933,195	820,601
Realized gain (loss) on shares redeemed	0	0	(180,825)	222,569
Net change in unrealized gain (loss) on investments	0	0	(1,815,205)	(3,694,085)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,901,115	1,767,505	9,039,679	3,810,922

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,664,663	7,366,754	7,191,340	28,310,883
Policy loans	(1,576,485)	(1,130,669)	(2,004,674)	(1,746,497)
Policy loan repayments and interest	1,415,455	3,319,015	1,616,085	1,667,920
Surrenders, withdrawals and death benefits	(5,064,291)	(5,318,956)	(8,008,546)	(5,624,381)
Net transfers between other subaccounts or fixed rate option	31,064,710	(2,901,562)	(972,042)	76,404,197
Withdrawal and other charges	(6,431,356)	(5,152,465)	(5,299,930)	(5,071,126)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	28,072,696	(3,817,883)	(7,477,767)	93,940,996

TOTAL INCREASE (DECREASE) IN NET ASSETS	31,973,811	(2,050,378)	1,561,912	97,751,918

NET ASSETS
Beginning of period	60,838,620	62,888,998	211,200,713	113,448,795

End of period	$92,812,431	$60,838,620	$212,762,625	$211,200,713

Beginning units	33,716,738	36,303,143	99,049,787	39,042,181

Units issued	56,696,873	28,408,943	4,936,812	152,847,196
Units redeemed	(34,676,830)	(30,995,348)	(8,280,116)	(92,839,590)

Ending units	55,736,781	33,716,738	95,706,483	99,049,787

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)

Prudential Equity Portfolio		Prudential Flexible Managed Portfolio		Prudential Conservative Balanced Portfolio

01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

$3,674,376	$3,283,557	$16,067,681	$15,310,722	$10,991,203	$9,756,201
0	0	14,564,467	0	1,113,212	5,137,864
5,833,474	1,012,017	4,492,453	2,287,396	2,753,639	1,369,509

73,872,466	67,609,525	78,702,272	18,805,409	34,668,705	(1,169,660)

83,380,316	71,905,099	113,826,873	36,403,527	49,526,759	15,093,914

28,017,008	30,066,797	40,949,317	43,306,086	22,599,945	24,941,402
(14,848,898)	(13,367,404)	(19,649,833)	(18,074,642)	(8,773,780)	(8,131,298)
14,740,255	15,519,212	19,503,739	20,207,181	9,719,044	9,396,283
(28,182,486)	(27,631,942)	(36,324,423)	(35,122,942)	(20,265,083)	(18,637,384)

(16,104,976)	(17,184,930)	(16,603,148)	(13,788,495)	(17,350,266)	(11,477,079)
(20,307,450)	(20,882,948)	(29,777,044)	(30,674,293)	(16,498,320)	(17,191,042)

(36,686,547)	(33,481,215)	(41,901,392)	(34,147,105)	(30,568,460)	(21,099,118)

46,693,769	38,423,884	71,925,481	2,256,422	18,958,299	(6,005,204)

725,675,953	687,252,069	995,201,452	992,945,030	517,220,539	523,225,743

$772,369,722	$725,675,953	$1,067,126,933	$995,201,452	$536,178,838	$517,220,539

104,878,377	109,373,340	185,949,472	192,384,947	119,756,914	124,703,045

8,672,540	10,608,238	12,507,666	14,524,442	8,273,113	9,732,449
(13,104,741)	(15,103,201)	(19,662,945)	(20,959,917)	(15,065,456)	(14,678,580)

100,446,176	104,878,377	178,794,193	185,949,472	112,964,571	119,756,914

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	Prudential Value Portfolio		Prudential High Yield Bond Portfolio

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$1,574,934	$1,163,275	$53,332,445	$43,753,118
Capital gains distributions received	5,792,259	0	0	0
Realized gain (loss) on shares redeemed	2,275,321	1,790,021	180,294	381,730
Net change in unrealized gain (loss) on investments	21,028,749	18,669,503	14,369,977	(24,762,041)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	30,671,263	21,622,799	67,882,716	19,372,807

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	9,663,913	9,569,747	3,252,188	83,189,803
Policy loans	(3,266,465)	(2,632,681)	(972,294)	(968,988)
Policy loan repayments and interest	2,493,724	2,206,201	864,755	703,752
Surrenders, withdrawals and death benefits	(7,498,135)	(6,903,314)	(2,021,041)	(2,849,277)
Net transfers between other subaccounts or fixed rate option	9,407,389	3,824,593	134,830	(80,727,906)
Withdrawal and other charges	(6,517,363)	(6,072,528)	(6,462,909)	(6,520,122)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,283,063	(7,982)	(5,204,471)	(7,172,738)

TOTAL INCREASE (DECREASE) IN NET ASSETS	34,954,326	21,614,817	62,678,245	12,200,069

NET ASSETS
Beginning of period	156,867,364	135,252,547	723,089,432	710,889,363

End of period	$191,821,690	$156,867,364	$785,767,677	$723,089,432

Beginning units	37,363,219	37,268,344	480,267,766	484,837,815

Units issued	7,342,989	6,294,585	15,827,237	71,658,596
Units redeemed	(5,587,422)	(6,199,710)	(19,747,082)	(76,228,645)

Ending units	39,118,786	37,363,219	476,347,921	480,267,766

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)

Prudential Natural Resources Portfolio		Prudential Stock Index Portfolio		Prudential Global Portfolio

01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

$1,801,733	$(572,623)	$2,990,090	$2,735,190	$14,385	$(4,720)
21,356,755	7,302,374	853,011	7,330,771	0	0
2,947,315	1,701,624	6,532,195	2,938,230	1,007,427	(73,030)

203,449	34,663,511	31,452,329	(1,244,342)	16,264,573	11,750,428

26,309,252	43,094,886	41,827,625	11,759,849	17,286,385	11,672,678

1,996,523	1,705,766	20,904,147	28,053,434	7,848,901	7,173,240
(2,797,957)	(2,050,639)	(4,796,181)	(4,673,711)	(1,985,148)	(1,640,777)
1,773,303	1,419,866	3,647,630	4,150,240	1,160,936	1,071,552
(3,829,832)	(2,439,263)	(22,736,331)	(17,229,565)	(4,186,804)	(3,393,539)

5,480,332	7,999,490	(16,971,942)	2,331,668	6,409,712	595,028
(2,045,466)	(1,700,352)	(12,993,918)	(13,878,215)	(4,207,577)	(3,994,506)

576,903	4,934,868	(32,946,595)	(1,246,149)	5,040,020	(189,002)

26,886,155	48,029,754	8,881,030	10,513,700	22,326,405	11,483,676

123,176,585	75,146,831	301,776,772	291,263,072	88,089,179	76,605,503

$150,062,740	$123,176,585	$310,657,802	$301,776,772	$110,415,584	$88,089,179

10,176,670	9,622,243	102,478,750	103,585,698	46,167,567	46,319,721

1,456,316	1,778,033	11,483,105	17,828,453	10,068,438	7,254,671
(1,426,289)	(1,223,606)	(25,340,667)	(18,935,401)	(7,526,341)	(7,406,825)

10,206,697	10,176,670	88,621,188	102,478,750	48,709,664	46,167,567

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	Prudential Government Income Portfolio		Prudential Jennison Portfolio

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$989,816	$982,686	$(613,843)	$(950,097)
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(168,607)	(115,153)	576,422	(1,129,499)
Net change in unrealized gain (loss) on investments	(125,089)	(403,464)	2,127,445	27,975,696

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	696,120	464,069	2,090,024	25,896,100

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	906,344	1,027,614	21,118,323	23,532,244
Policy loans	(411,704)	(453,086)	(4,794,988)	(4,225,292)
Policy loan repayments and interest	386,619	433,714	3,171,247	3,180,175
Surrenders, withdrawals and death benefits	(932,168)	(950,624)	(11,127,457)	(9,940,572)
Net transfers between other subaccounts or fixed rate option	(891,881)	(1,597,925)	(6,630,009)	(4,603,315)
Withdrawal and other charges	(586,089)	(668,889)	(11,105,422)	(11,795,554)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,528,879)	(2,209,196)	(9,368,306)	(3,852,314)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(832,759)	(1,745,127)	(7,278,282)	22,043,786

NET ASSETS
Beginning of period	23,940,988	25,686,115	212,979,682	190,935,896

End of period	$23,108,229	$23,940,988	$205,701,400	$212,979,682

Beginning units	8,076,357	8,829,514	97,984,877	99,535,556

Units issued	722,405	739,573	14,508,744	16,866,787
Units redeemed	(1,239,197)	(1,492,730)	(18,824,564)	(18,417,466)

Ending units	7,559,565	8,076,357	93,669,057	97,984,877

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)

Prudential Small Capitalization Stock Portfolio		T. Rowe Price International Stock Portfolio		Janus Aspen Large Cap Growth Portfolio - Institutional Shares

01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

$(3,164)	$4,114	$161,076	$235,543	$(59,357)	$(130,509)
3,226,803	3,797,093	104,863	80,450	0	0
1,461,228	2,163,351	2,441,860	596,664	1,522,385	574,464

4,458,676	(1,888,112)	2,500,490	2,441,114	3,912,947	1,423,440

9,143,543	4,076,446	5,208,289	3,353,771	5,375,975	1,867,395

1,798,603	1,830,621	4,057,051	3,563,862	8,528,601	10,608,090
(1,355,958)	(1,414,766)	(402,896)	(409,064)	(1,122,950)	(886,298)
1,182,314	1,144,952	74,421	53,180	214,222	157,429
(2,555,639)	(2,176,384)	(2,223,058)	(1,530,503)	(3,319,515)	(3,702,673)

(314,898)	(3,446,258)	1,978,098	(648,816)	(5,017,180)	(2,201,843)
(1,497,947)	(1,503,888)	(1,839,501)	(1,631,422)	(4,329,213)	(4,876,989)

(2,743,525)	(5,565,723)	1,644,115	(602,763)	(5,046,035)	(902,284)

6,400,018	(1,489,277)	6,852,404	2,751,008	329,940	965,111

67,112,393	68,601,670	24,995,122	22,244,114	53,384,165	52,419,054

$73,512,411	$67,112,393	$31,847,526	$24,995,122	$53,714,105	$53,384,165

19,398,383	21,142,294	20,593,812	21,139,772	39,261,723	39,964,513

2,457,738	2,824,152	10,389,932	4,020,900	6,571,175	8,480,191
(3,215,417)	(4,568,063)	(8,817,687)	(4,566,860)	(10,153,842)	(9,182,981)

18,640,704	19,398,383	22,166,057	20,593,812	35,679,056	39,261,723

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	MFS Emerging Growth Series		American Century VP Value Fund

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$(237,973)	$(227,422)	$215,261	$70,705
Capital gains distributions received	0	0	2,380,042	2,641,048
Realized gain (loss) on shares redeemed	1,058,105	634,164	441,376	297,104
Net change in unrealized gain (loss) on investments	2,018,802	2,799,976	1,449,226	(1,868,742)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,838,934	3,206,718	4,485,905	1,140,115

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,392,891	7,450,531	3,182,903	4,131,314
Policy loans	(998,785)	(729,146)	(515,340)	(447,073)
Policy loan repayments and interest	236,243	140,523	82,465	100,876
Surrenders, withdrawals and death benefits	(2,533,748)	(3,356,717)	(3,502,959)	(1,634,259)
Net transfers between other subaccounts or fixed rate option	(2,380,238)	(1,777,291)	(740,303)	(633,983)
Withdrawal and other charges	(3,205,169)	(3,443,293)	(1,763,874)	(1,940,546)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,488,806)	(1,715,393)	(3,257,108)	(423,671)

TOTAL INCREASE (DECREASE) IN NET ASSETS	350,128	1,491,325	1,228,797	716,444

NET ASSETS
Beginning of period	40,538,312	39,046,987	27,158,493	26,442,049

End of period	$40,888,440	$40,538,312	$28,387,290	$27,158,493

Beginning units	28,718,395	30,025,058	13,772,614	14,000,428

Units issued	4,925,930	6,019,835	2,088,293	2,778,492
Units redeemed	(6,636,537)	(7,326,498)	(3,655,782)	(3,006,306)

Ending units	27,007,788	28,718,395	12,205,125	13,772,614

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)

Prudential SP T. Rowe Price Large Cap Growth Portfolio		Prudential SP Davis Value Portfolio		Prudential SP Small-Cap Value Portfolio

01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

$(8,286)	$(2,298)	$29,732	$26,365	$(17,933)	$(6,967)
89,248	0	166,091	876,466	1,426,375	819,808
196	19,315	475,408	120,492	51,992	44,885

2,612	31,655	530,992	(231,918)	(123,194)	(534,710)

83,770	48,672	1,202,223	791,405	1,337,240	323,016

161,930	52,652	968,662	840,590	1,422,402	806,267
(10,289)	(7,068)	(134,493)	(82,913)	(155,813)	(106,956)
1,414	573	52,325	17,381	21,876	24,643
(19,137)	(118,776)	(716,282)	(550,435)	(1,399,727)	(322,228)

1,225,062	36,705	(1,721,299)	856,454	3,090,980	1,286,043
(112,479)	(21,813)	(456,384)	(463,804)	(637,433)	(385,862)

1,246,501	(57,727)	(2,007,471)	617,273	2,342,285	1,301,907

1,330,271	(9,055)	(805,248)	1,408,678	3,679,525	1,624,923

465,120	474,175	10,058,203	8,649,525	8,412,013	6,787,090

$1,795,391	$465,120	$9,252,955	$10,058,203	$12,091,538	$8,412,013

393,979	465,096	7,461,852	6,985,733	6,496,114	5,450,077

1,292,051	181,688	2,164,750	2,010,568	3,988,921	2,018,496
(241,466)	(252,805)	(3,623,063)	(1,534,449)	(2,288,938)	(972,459)

1,444,564	393,979	6,003,539	7,461,852	8,196,097	6,496,114

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	Prudential SP Small Cap Growth Portfolio		Prudential SP PIMCO Total Return Portfolio

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$(18,656)	$(15,132)	$771,134	$827,626
Capital gains distributions received	0	0	0	308,387
Realized gain (loss) on shares redeemed	124,261	8,010	(87,650)	11,137
Net change in unrealized gain (loss) on investments	245,000	64,913	(18,243)	(817,892)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	350,605	57,791	665,241	329,258

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	264,469	173,212	1,129,460	2,722,749
Policy loans	(34,037)	(28,774)	(171,665)	(82,131)
Policy loan repayments and interest	10,014	2,698	34,861	28,636
Surrenders, withdrawals and death benefits	(147,959)	(17,119)	(7,100,417)	(582,086)
Net transfers between other subaccounts or fixed rate option	506,327	209,618	1,555,799	3,589,843
Withdrawal and other charges	(148,708)	(103,978)	(1,115,699)	(986,022)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	450,106	235,657	(5,667,661)	4,690,989

TOTAL INCREASE (DECREASE) IN NET ASSETS	800,711	293,448	(5,002,420)	5,020,247

NET ASSETS
Beginning of period	2,746,901	2,453,453	23,163,019	18,142,772

End of period	$3,547,612	$2,746,901	$18,160,599	$23,163,019

Beginning units	2,663,636	2,423,546	19,418,867	15,481,502

Units issued	1,352,621	510,207	2,994,995	5,891,355
Units redeemed	(937,027)	(270,117)	(7,640,740)	(1,953,990)

Ending units	3,079,230	2,663,636	14,773,122	19,418,867

The accompanying notes are an integral part of these financial statements.

A17

SUBACCOUNTS (Continued)

Prudential SP PIMCO High Yield Portfolio		Prudential SP Large Cap Value Portfolio		Prudential SP AIM Core Equity Portfolio

01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

$203,321	$190,239	$14,058	$2,805	$1,575	$2,340
24,059	45,026	123,039	43,285	58,774	0
(1,366)	(8,756)	36,956	34,310	25,867	18,180

31,779	(125,291)	373,404	44,381	118,157	21,940

257,793	101,218	547,457	124,781	204,373	42,460

263,018	212,278	432,790	342,888	208,948	152,544
(15,707)	(32,919)	(67,205)	(43,220)	(56,155)	(28,254)
4,450	1,020	8,039	13,973	6,228	1,243
(141,617)	(136,815)	(127,304)	(77,185)	(132,765)	(50,621)

621,670	(790,159)	914,060	892,464	692,857	291,632
(171,691)	(176,281)	(192,553)	(127,035)	(71,483)	(55,755)

560,123	(922,876)	967,827	1,001,885	647,630	310,789

817,916	(821,658)	1,515,284	1,126,666	852,003	353,249

2,521,248	3,342,906	2,456,410	1,329,744	1,059,615	706,366

$3,339,164	$2,521,248	$3,971,694	$2,456,410	$1,911,618	$1,059,615

1,884,918	2,584,488	1,871,907	1,074,237	889,125	616,440

690,141	1,079,592	1,107,295	1,121,303	804,983	417,276
(281,740)	(1,779,162)	(409,158)	(323,633)	(303,638)	(144,591)

2,293,319	1,884,918	2,570,044	1,871,907	1,390,470	889,125

The accompanying notes are an integral part of these financial statements.

A18

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	Prudential SP Strategic Partners		Prudential SP
	Focused Growth Portfolio		Mid Cap Growth Portfolio

	01/01/2006	01/01/2005	01/01/2006	01/01/2005
	to	to	to	to
	12/31/2006	12/31/2005	12/31/2006	12/31/2005

OPERATIONS
Net investment income (loss)	$(7,605)	$(3,785)	$(26,867)	$(19,338)
Capital gains distributions received	64,510	0	0	0
Realized gain (loss) on shares redeemed	2,611	48,671	134,177	68,564
Net change in unrealized gain (loss) on investments	(71,779)	35,583	(255,853)	387,642

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(12,263)	80,469	(148,543)	436,868

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	198,914	95,760	436,668	355,222
Policy loans	(15,033)	(18,437)	(83,548)	(57,095)
Policy loan repayments and interest	4,481	12,497	15,186	10,441
Surrenders, withdrawals and death benefits	(19,071)	(173,592)	(298,705)	(203,760)
Net transfers between other subaccounts or fixed rate option	628,094	181,081	422,805	2,203,020
Withdrawal and other charges	(69,817)	(36,486)	(232,691)	(181,834)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	727,568	60,823	259,715	2,125,994

TOTAL INCREASE (DECREASE) IN NET ASSETS	715,305	141,292	111,172	2,562,862

NET ASSETS
Beginning of period	858,558	717,266	4,291,478	1,728,616

End of period	$1,573,863	$858,558	$4,402,650	$4,291,478

Beginning units	670,790	641,401	3,614,120	1,523,157

Units issued	708,500	327,977	1,241,504	2,704,667
Units redeemed	(134,096)	(298,588)	(1,051,579)	(613,704)

Ending units	1,245,194	670,790	3,804,045	3,614,120

The accompanying notes are an integral part of these financial statements.

A19

SUBACCOUNTS (Continued)

SP Prudential		Prudential SP Conservative		Prudential SP
U.S. Emerging Growth Portfolio		Asset Allocation Portfolio		Balanced Asset Allocation Portfolio

01/01/2006	01/01/2005	01/01/2006	01/01/2005	01/01/2006	01/01/2005
to	to	to	to	to	to
12/31/2006	12/31/2005	12/31/2006	12/31/2005	12/31/2006	12/31/2005

$(34,842)	$(17,864)	$31,718	$6,944	$98,756	$14,692
385,671	364,779	16,608	30,719	84,628	143,191
40,615	31,642	21,057	13,381	60,534	82,055

37,802	229,905	8,958	543	352,284	67,959

429,246	608,462	78,341	51,587	596,202	307,897

806,983	479,658	144,387	201,642	875,291	790,955
(80,416)	(45,156)	(8,684)	(4,835)	(94,824)	(68,101)
31,832	14,838	5,440	888	26,529	66,483
(203,597)	(264,950)	(310,846)	(74,000)	(284,039)	(375,423)

1,423,939	1,812,427	186,597	80,708	1,556,842	983,563
(386,552)	(226,122)	(84,722)	(80,366)	(508,391)	(359,655)

1,592,189	1,770,695	(67,828)	124,037	1,571,408	1,037,822

2,021,435	2,379,157	10,513	175,624	2,167,610	1,345,719

4,432,168	2,053,011	1,061,631	886,007	4,773,718	3,427,999

$6,453,603	$4,432,168	$1,072,144	$1,061,631	$6,941,328	$4,773,718

2,916,859	1,581,770	851,075	747,710	3,693,999	2,837,254

1,811,438	1,841,881	295,100	279,090	2,004,334	1,779,094
(829,240)	(506,792)	(350,556)	(175,725)	(816,709)	(922,349)

3,899,057	2,916,859	795,619	851,075	4,881,624	3,693,999

The accompanying notes are an integral part of these financial statements.

A20

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	Prudential SP Growth Asset Allocation Portfolio		Prudential SP Aggressive Growth Asset Allocation Portfolio

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$145,017	$(1,036)	$63,453	$(19,545)
Capital gains distributions received	174,758	297,122	124,803	181,076
Realized gain (loss) on shares redeemed	281,655	91,165	163,616	71,657
Net change in unrealized gain (loss) on investments	744,884	430,640	426,740	206,091

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,346,314	817,891	778,612	439,279

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,570,809	1,639,943	607,217	319,886
Policy loans	(155,193)	(80,163)	(37,418)	(126,063)
Policy loan repayments and interest	35,842	21,804	14,024	9,009
Surrenders, withdrawals and death benefits	(480,417)	(546,149)	(95,737)	(114,513)
Net transfers between other subaccounts or fixed rate option	1,130,628	2,475,614	1,437,466	159,667
Withdrawal and other charges	(863,259)	(665,337)	(275,384)	(201,222)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,238,410	2,845,712	1,650,168	46,764

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,584,724	3,663,603	2,428,780	486,043

NET ASSETS
Beginning of period	10,955,080	7,291,477	4,951,623	4,465,580

End of period	$13,539,804	$10,955,080	$7,380,403	$4,951,623

Beginning units	8,299,303	5,998,155	3,740,349	3,704,676

Units issued	3,854,742	3,490,726	2,086,804	873,027
Units redeemed	(3,013,311)	(1,189,578)	(919,611)	(837,354)

Ending units	9,140,734	8,299,303	4,907,542	3,740,349

The accompanying notes are an integral part of these financial statements.

A21

SUBACCOUNTS (Continued)

Prudential SP International Growth Portfolio		Prudential SP International Value Portfolio		AIM V.I. Premier Equity Fund

01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

$45,321	$(1,724)	$14,303	$(4,681)	$(66,246)	$88,315
332,362	111,990	39,970	151,377	0	0
31,594	42,307	38,926	22,275	2,743,590	(33,339)

702,459	342,119	1,289,516	116,792	(1,008,155)	1,649,379

1,111,736	494,692	1,382,715	285,763	1,669,189	1,704,355

513,050	286,422	536,163	278,722	1,894,053	6,892,131
(39,245)	(46,068)	(77,421)	(45,034)	(334,459)	(561,128)
19,153	9,391	30,494	14,677	44,402	107,019
(106,314)	(92,867)	(140,863)	(60,538)	(870,029)	(2,891,979)

2,916,990	1,226,840	4,517,123	1,069,451	(36,683,321)	(1,279,044)
(298,789)	(131,440)	(286,211)	(117,561)	(1,011,733)	(3,262,391)

3,004,845	1,252,278	4,579,285	1,139,717	(36,961,087)	(995,392)

4,116,581	1,746,970	5,962,000	1,425,480	(35,291,898)	708,963

3,915,174	2,168,204	2,785,751	1,360,271	35,291,898	34,582,935

$8,031,755	$3,915,174	$8,747,751	$2,785,751	$0	$35,291,898

2,720,212	1,742,873	2,051,620	1,132,870	27,915,284	28,732,198

2,356,759	1,351,730	3,369,620	1,210,657	1,501,556	5,958,821
(439,324)	(374,391)	(400,606)	(291,907)	(29,416,840)	(6,775,735)

4,637,647	2,720,212	5,020,634	2,051,620	0	27,915,284

The accompanying notes are an integral part of these financial statements.

A22

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

December 31, 2006

Note 1:	General

Pruco Life Variable Appreciable Account (the “Account”) was established on January 13, 1984 under Arizona law as a separate investment account of Pruco Life Insurance Company (“Pruco Life”), a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc (“PFI”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from sales of purchases of Pruco Life’s Variable Appreciable Life (“VAL”) contracts and Pruco Life’s Variable Universal Life (“VUL”) contracts are invested in the Account.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable life contracts. There are thirty-four subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests only in a corresponding portfolio of The Prudential Series Fund (the “Series Fund”) or one of the non-Prudential administered funds (collectively, the “portfolios”). Investment options vary by contract. Options available to the contracts which invest in a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio, Prudential Conservative Balanced Portfolio, Prudential High Yield Bond Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, Prudential Natural Resources Portfolio, Prudential Global Portfolio, Prudential Government Income Portfolio, Prudential Jennison Portfolio, Prudential Small Capitalization Stock Portfolio, Prudential SP T. Rowe Price Large Cap Growth Portfolio, Prudential SP Davis Value Portfolio, Prudential SP Small-Cap Value Portfolio, Prudential SP Small Cap Growth Portfolio, Prudential SP PIMCO Total Return Portfolio, Prudential SP PIMCO High Yield Portfolio, Prudential SP Large Cap Value Portfolio, Prudential SP AIM Core Equity Portfolio, Prudential SP Strategic Partners Focused Growth Portfolio, Prudential SP Mid Cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, Prudential SP Conservative Asset Allocation Portfolio, Prudential SP Balanced Asset Allocation Portfolio, Prudential SP Growth Asset Allocation Portfolio, Prudential SP Aggressive Growth Asset Allocation Portfolio, Prudential SP International Growth Portfolio and Prudential SP International Value Portfolio. Options available for the contracts which invest in a corresponding portfolio of the non-Prudential administered funds are: T. Rowe Price International Stock Portfolio, Janus Aspen Large Cap Growth Portfolio - Institutional Shares, MFS Emerging Growth Series and American Century VP Value Fund.

The Series Fund is a diversified open-end management investment company, and is managed by an affiliate of Prudential.

On May 1st, 2006, the following funds were merged into an existing fund. The transfer from the old sub-account to the new subaccount is reflected in the Statement of Changes in the year 2006 as a transfer in.

Retired Portfolio	Existing Portfolio	Assets Moved

AIM V.I. Premier Equity Fund	Prudential Money Market Portfolio	$30,266,906

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

A23

Note 2:	Significant Accounting Policies — (Continued)

Investments — The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, whose investment securities are stated at value.

Security Transactions — Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend and Distributions Received — Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

Note 3:	Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life Management will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 4:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and invested, of investments in the portfolios for the year ended December 31, 2006 were as follows:

	Purchases	Sales

Prudential Money Market Portfolio	$68,508,909	$(40,986,775)
Prudential Diversified Bond Portfolio	$3,021,971	$(11,708,452)
Prudential Equity Portfolio	$4,068,528	$(45,130,506)
Prudential Flexible Managed Portfolio	$2,202,539	$(48,021,898)
Prudential Conservative Balanced Portfolio	$1,776,712	$(34,589,970)
Prudential Value Portfolio	$11,352,020	$(8,103,298)
Prudential High Yield Bond Portfolio	$22,042,786	$(31,622,455)
Prudential Natural Resources Portfolio	$7,052,419	$(7,322,955)
Prudential Stock Index Portfolio	$8,131,422	$(42,867,656)
Prudential Global Portfolio	$10,429,306	$(5,977,303)
Prudential Government Income Portfolio	$730,868	$(2,397,565)
Prudential Jennison Portfolio	$8,348,608	$(18,934,745)
Prudential Small Capitalization Stock Portfolio	$2,351,126	$(5,517,830)
T. Rowe Price International Stock Portfolio	$10,670,693	$(9,215,047)
Janus Aspen Large Cap Growth Portfolio - Institutional Shares	$3,381,687	$(8,740,276)
MFS Emerging Growth Series	$2,272,721	$(4,999,499)
American Century VP Value Fund	$1,723,481	$(5,142,623)
Prudential SP T. Rowe Price Large Cap Growth Portfolio	$1,420,066	$(181,852)
Prudential SP Davis Value Portfolio	$2,145,529	$(4,205,639)
Prudential SP Small-Cap Value Portfolio	$4,544,927	$(2,267,483)
Prudential SP Small Cap Growth Portfolio	$1,291,770	$(860,320)
Prudential SP PIMCO Total Return Portfolio	$2,602,395	$(8,400,840)
Prudential SP PIMCO High Yield Portfolio	$774,566	$(232,296)

A24

Note 4:	Purchases and Sales of Investments — (Continued)

	Purchases	Sales

Prudential SP Large Cap Value Portfolio	$1,247,050	$(298,098)
Prudential SP AIM Core Equity Portfolio	$885,141	$(245,869)
Prudential SP Strategic Partners Focused Growth Portfolio	$818,916	$(98,953)
Prudential SP Mid Cap Growth Portfolio	$1,145,442	$(912,595)
SP Prudential U.S. Emerging Growth Portfolio	$2,291,981	$(734,645)
Prudential SP Conservative Asset Allocation Portfolio	$321,699	$(395,922)
Prudential SP Balanced Asset Allocation Portfolio	$2,191,180	$(655,116)
Prudential SP Growth Asset Allocation Portfolio	$4,224,766	$(3,061,408)
Prudential SP Aggressive Growth Asset Allocation Portfolio	$2,679,179	$(1,065,034)
Prudential SP International Growth Portfolio	$3,214,448	$(245,883)
Prudential SP International Value Portfolio	$4,782,474	$(237,892)
AIM V.I. Premier Equity Fund	$377,180	$(37,404,514)

Note 5:	Related Party Transactions

Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the portfolios in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

The Series Fund has a management agreement with Prudential Investment LLC (“PI”), an indirect, wholly-owned subsidiary of Prudential. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into sub-advisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent.

Note 6:	Financial Highlights

Pruco Life sells a number of variable life insurance products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

A25

Note 6:	Financial Highlights — (Continued)

The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options as discussed in note 1.

	At the period ended					For the period ended

	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest

	Prudential Money Market Portfolio

December 31, 2006	55,737	$1.35814	to	$2.38359	$92,812	4.67%	0.58%	to	0.60%	4.13%	to	4.17%
December 31, 2005	33,717	$1.30433	to	$2.28817	$60,839	2.82%	0.57%	to	0.60%	2.29%	to	2.34%
December 31, 2004	36,303	$1.27517	to	$2.23582	$62,889	1.00%	0.55%	to	0.60%	0.41%	to	0.47%
December 31, 2003	42,938	$1.26990	to	$2.22537	$72,845	0.84%	0.56%	to	0.60%	0.24%	to	0.27%
December 31, 2002	51,811	$1.26686	to	$2.21945	$85,455	1.60%	0.56%	to	0.60%	0.90%	to	0.94%

	Prudential Diversified Bond Portfolio

December 31, 2006	95,706	$1.67919	to	$4.45385	$212,763	4.91%	0.58%	to	0.60%	4.35%	to	4.41%
December 31, 2005	99,050	$1.60922	to	$4.26564	$211,201	5.25%	0.56%	to	0.60%	2.65%	to	2.72%
December 31, 2004	39,042	$1.56767	to	$4.15252	$113,449	4.44%	0.55%	to	0.60%	4.96%	to	5.01%
December 31, 2003	41,515	$1.49365	to	$3.95454	$117,149	4.07%	0.56%	to	0.60%	6.85%	to	6.89%
December 31, 2002	46,137	$1.39783	to	$3.69970	$116,432	10.82%	0.56%	to	0.60%	6.43%	to	6.47%

	Prudential Equity Portfolio

December 31, 2006	100,446	$1.88658	to	$10.06310	$772,370	1.10%	0.60%	to	0.60%	11.89%	to	11.90%
December 31, 2005	104,878	$1.68604	to	$8.99307	$725,676	0.99%	0.51%	to	0.60%	10.81%	to	10.91%
December 31, 2004	109,373	$1.52160	to	$8.10824	$687,252	1.29%	0.49%	to	0.60%	9.27%	to	9.38%
December 31, 2003	113,060	$1.39249	to	$7.41271	$651,202	1.00%	0.48%	to	0.60%	30.87%	to	31.02%
December 31, 2002	116,083	$1.06403	to	$5.65783	$518,912	0.89%	0.51%	to	0.60%	-22.80%	to	-22.73%

	Prudential Flexible Managed Portfolio

December 31, 2006	178,794	$1.71765	to	$6.45962	$1,067,127	1.96%	0.39%	to	0.60%	11.50%	to	11.75%
December 31, 2005	185,949	$1.54053	to	$5.78058	$995,201	1.93%	0.37%	to	0.60%	3.53%	to	3.78%
December 31, 2004	192,385	$1.48797	to	$5.57016	$992,945	1.42%	0.37%	to	0.60%	10.09%	to	10.33%
December 31, 2003	198,385	$1.35164	to	$5.04879	$932,007	2.04%	0.38%	to	0.60%	23.03%	to	23.29%
December 31, 2002	206,562	$1.09864	to	$4.09497	$791,127	3.00%	0.37%	to	0.60%	-13.26%	to	-13.06%

	Prudential Conservative Balanced Portfolio

December 31, 2006	112,965	$1.66835	to	$5.22999	$536,179	2.55%	0.43%	to	0.60%	9.77%	to	9.97%
December 31, 2005	119,757	$1.51981	to	$4.75604	$517,221	2.33%	0.43%	to	0.60%	2.82%	to	3.00%
December 31, 2004	124,703	$1.47808	to	$4.61756	$523,226	1.95%	0.41%	to	0.60%	7.40%	to	7.59%
December 31, 2003	130,212	$1.37624	to	$4.29166	$508,195	2.70%	0.42%	to	0.60%	18.07%	to	18.27%
December 31, 2002	135,437	$1.16564	to	$3.62885	$449,734	0.00%	0.42%	to	0.60%	-9.52%	to	-9.36%

	Prudential High Yield Bond Portfolio

December 31, 2006	476,348	$1.61051	to	$3.48462	$785,768	7.86%	0.60%	to	0.60%	9.60%	to	9.61%
December 31, 2005	480,268	$1.46934	to	$3.17938	$723,089	6.89%	0.60%	to	0.60%	2.80%	to	2.82%
December 31, 2004	484,838	$1.42899	to	$3.09272	$710,889	7.38%	0.60%	to	0.60%	9.63%	to	9.66%
December 31, 2003	489,874	$1.30314	to	$2.82099	$655,821	8.44%	0.60%	to	0.60%	24.29%	to	24.30%
December 31, 2002	478,891	$1.04850	to	$2.26950	$515,476	17.48%	0.60%	to	0.60%	0.87%	to	0.89%

	Prudential Stock Index Portfolio

December 31, 2006	88,621	$2.06659	to	$6.33248	$310,658	1.59%	0.60%	to	0.60%	14.86%	to	14.86%
December 31, 2005	102,479	$1.79921	to	$5.51330	$301,777	1.52%	0.60%	to	0.60%	3.91%	to	3.91%
December 31, 2004	103,586	$1.73146	to	$5.30560	$291,263	1.65%	0.60%	to	0.60%	9.79%	to	9.80%
December 31, 2003	103,953	$1.57699	to	$4.83241	$269,725	1.47%	0.60%	to	0.60%	27.41%	to	27.42%
December 31, 2002	98,891	$1.23773	to	$3.79264	$209,992	1.18%	0.60%	to	0.60%	-22.66%	to	-22.65%

A26

Note 6:	Financial Highlights — (Continued)

	At the period ended					For the period ended

	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest

	Prudential Value Portfolio

December 31, 2006	39,119	$2.66742	to	$8.31279	$191,822	1.50%	0.60%	to	0.60%	19.22%	to	19.23%
December 31, 2005	37,363	$2.23726	to	$6.97241	$156,867	1.41%	0.60%	to	0.60%	15.96%	to	15.97%
December 31, 2004	37,268	$1.92935	to	$6.01243	$135,253	1.40%	0.60%	to	0.60%	15.61%	to	15.62%
December 31, 2003	37,659	$1.66881	to	$5.20021	$118,472	1.60%	0.60%	to	0.60%	27.30%	to	27.31%
December 31, 2002	40,553	$1.31080	to	$4.08489	$98,534	1.45%	0.60%	to	0.60%	-22.43%	to	-22.43%

	Prudential Natural Resources Portfolio

December 31, 2006	10,207	$14.70238	to	$14.70238	$150,063	1.86%	0.60%	to	0.60%	21.47%	to	21.47%
December 31, 2005	10,177	$12.10382	to	$12.10382	$123,177	0.00%	0.60%	to	0.60%	54.98%	to	54.98%
December 31, 2004	9,622	$7.80970	to	$7.80970	$75,147	3.37%	0.60%	to	0.60%	24.43%	to	24.43%
December 31, 2003	8,079	$6.27650	to	$6.27650	$50,711	4.05%	0.60%	to	0.60%	38.17%	to	38.17%
December 31, 2002	8,140	$4.54254	to	$4.54254	$36,977	0.55%	0.60%	to	0.60%	18.21%	to	18.21%

	Prudential Global Portfolio

December 31, 2006	48,710	$1.97822	to	$2.57168	$110,416	0.61%	0.60%	to	0.60%	18.93%	to	18.94%
December 31, 2005	46,168	$1.66328	to	$2.16226	$88,089	0.59%	0.60%	to	0.60%	15.37%	to	15.37%
December 31, 2004	46,320	$1.44164	to	$1.87418	$76,606	0.98%	0.60%	to	0.60%	8.93%	to	8.94%
December 31, 2003	47,576	$1.32331	to	$1.72057	$72,701	0.36%	0.60%	to	0.60%	33.27%	to	33.27%
December 31, 2002	47,483	$0.99299	to	$1.29103	$54,590	1.54%	0.60%	to	0.60%	-25.59%	to	-25.59%

	Prudential Government Income Portfolio

December 31, 2006	7,560	$3.05682	to	$3.05682	$23,108	4.88%	0.60%	to	0.60%	3.12%	to	3.12%
December 31, 2005	8,076	$2.96433	to	$2.96433	$23,941	4.58%	0.60%	to	0.60%	1.90%	to	1.90%
December 31, 2004	8,830	$2.90912	to	$2.90912	$25,686	3.73%	0.60%	to	0.60%	2.50%	to	2.50%
December 31, 2003	10,229	$2.83824	to	$2.83824	$29,031	3.84%	0.60%	to	0.60%	1.85%	to	1.85%
December 31, 2002	9,611	$2.78677	to	$2.78677	$26,784	8.11%	0.60%	to	0.60%	11.38%	to	11.38%

	Prudential Jennison Portfolio

December 31, 2006	93,669	$1.85818	to	$2.68309	$205,701	0.30%	0.60%	to	0.60%	1.18%	to	1.18%
December 31, 2005	97,985	$1.83649	to	$2.65172	$212,980	0.10%	0.60%	to	0.60%	13.87%	to	13.88%
December 31, 2004	99,536	$1.61270	to	$2.32869	$190,936	0.47%	0.60%	to	0.60%	8.98%	to	8.98%
December 31, 2003	101,628	$1.47976	to	$2.13674	$179,627	0.27%	0.60%	to	0.60%	29.47%	to	29.48%
December 31, 2002	97,411	$1.14288	to	$1.65033	$134,545	0.22%	0.60%	to	0.60%	-31.37%	to	-31.36%

	Prudential Small Capitalization Stock Portfolio

December 31, 2006	18,641	$3.94365	to	$3.94635	$73,512	0.59%	0.60%	to	0.60%	13.99%	to	13.99%
December 31, 2005	19,398	$3.45969	to	$3.45969	$67,112	0.60%	0.60%	to	0.60%	6.62%	to	6.62%
December 31, 2004	21,142	$3.24476	to	$3.24476	$68,602	0.62%	0.60%	to	0.60%	21.31%	to	21.31%
December 31, 2003	18,721	$2.67470	to	$2.67470	$50,074	0.50%	0.60%	to	0.60%	37.44%	to	37.44%
December 31, 2002	18,099	$1.94604	to	$1.94604	$35,221	0.90%	0.60%	to	0.60%	-15.43%	to	-15.43%

	T. Rowe Price International Stock Portfolio

December 31, 2006	22,166	$1.43677	to	$1.43677	$31,848	1.10%	0.60%	to	0.60%	18.38%	to	18.38%
December 31, 2005	20,594	$1.21372	to	$1.21372	$24,995	1.64%	0.60%	to	0.60%	15.35%	to	15.35%
December 31, 2004	21,140	$1.05224	to	$1.05224	$22,244	1.17%	0.60%	to	0.60%	13.10%	to	13.10%
December 31, 2003	21,093	$0.93039	to	$0.93039	$19,625	1.31%	0.60%	to	0.60%	29.76%	to	29.76%
December 31, 2002	18,279	$0.71701	to	$0.71701	$13,106	1.02%	0.60%	to	0.60%	-18.78%	to	-18.78%

	Janus Aspen Large Cap Growth Portfolio - Institutional Shares

December 31, 2006	35,679	$1.50548	to	$1.50548	$53,714	0.48%	0.60%	to	0.60%	10.72%	to	10.72%
December 31, 2005	39,262	$1.35970	to	$1.35970	$53,384	0.34%	0.60%	to	0.60%	3.66%	to	3.66%
December 31, 2004	39,965	$1.31164	to	$1.31164	$52,419	0.15%	0.60%	to	0.60%	3.89%	to	3.89%
December 31, 2003	40,175	$1.26248	to	$1.26248	$50,720	0.10%	0.60%	to	0.60%	30.94%	to	30.94%
December 31, 2002	36,045	$0.96414	to	$0.96414	$34,753	0.00%	0.60%	to	0.60%	-26.95%	to	-26.95%

A27

Note 6:	Financial Highlights — (Continued)

	At the period ended					For period ended

	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest

	MFS Emerging Growth Series

December 31, 2006	27,008	$1.51395	to	$1.51395	$40,888	0.00%	0.60%	to	0.60%	7.25%	to	7.25%
December 31, 2005	28,718	$1.41158	to	$1.41158	$40,538	0.00%	0.60%	to	0.60%	8.54%	to	8.54%
December 31, 2004	30,025	$1.30048	to	$1.30048	$39,047	0.00%	0.60%	to	0.60%	12.29%	to	12.29%
December 31, 2003	29,295	$1.15814	to	$1.15814	$33,928	0.00%	0.60%	to	0.60%	29.45%	to	29.45%
December 31, 2002	25,986	$0.89465	to	$0.89465	$23,248	0.00%	0.60%	to	0.60%	-34.15%	to	-34.15%

	American Century VP Value Fund

December 31, 2006	12,205	$2.32585	to	$2.32585	$28,387	1.39%	0.60%	to	0.60%	17.95%	to	17.95%
December 31, 2005	13,773	$1.97192	to	$1.97192	$27,158	0.86%	0.60%	to	0.60%	4.41%	to	4.41%
December 31, 2004	14,000	$1.88866	to	$1.88866	$26,442	0.99%	0.60%	to	0.60%	13.65%	to	13.65%
December 31, 2003	14,081	$1.66182	to	$1.66182	$23,401	1.05%	0.60%	to	0.60%	28.18%	to	28.18%
December 31, 2002	14,225	$1.29643	to	$1.29643	$18,442	0.79%	0.60%	to	0.60%	-13.14%	to	-13.14%

	Prudential SP T. Rowe Price Large Cap Growth Portfolio (Became available May 1, 2002)

December 31, 2006	1,445	$1.24286	to	$1.24286	$1,795	0.00%	0.60%	to	0.60%	5.28%	to	5.28%
December 31, 2005	394	$1.18057	to	$1.18057	$465	0.00%	0.60%	to	0.60%	15.80%	to	15.80%
December 31, 2004	465	$1.01952	to	$1.01952	$474	0.00%	0.60%	to	0.60%	5.45%	to	5.45%
December 31, 2003	293	$0.96679	to	$0.96679	$283	0.00%	0.60%	to	0.60%	23.13%	to	23.13%
December 31, 2002	80	$0.78519	to	$0.78519	$62	0.00%	0.60%	to	0.60%	-22.09%	to	-22.09%

	Prudential SP Davis Value Portfolio (Became available May 1, 2002)

December 31, 2006	6,004	$1.54125	to	$1.54125	$9,253	0.93%	0.60%	to	0.60%	14.34%	to	14.34%
December 31, 2005	7,462	$1.34795	to	$1.34795	$10,058	0.89%	0.60%	to	0.60%	8.87%	to	8.87%
December 31, 2004	6,986	$1.23817	to	$1.23817	$8,650	0.38%	0.60%	to	0.60%	11.85%	to	11.85%
December 31, 2003	5,239	$1.10699	to	$1.10699	$5,799	0.32%	0.60%	to	0.60%	28.63%	to	28.63%
December 31, 2002	973	$0.86057	to	$0.86057	$838	0.00%	0.60%	to	0.60%	-14.52%	to	-14.52%

	Prudential SP Small-Cap Value Portfolio (Became available May 1, 2002)

December 31, 2006	8,196	$1.47528	to	$1.47528	$12,092	0.43%	0.60%	to	0.60%	13.93%	to	13.93%
December 31, 2005	6,496	$1.29493	to	$1.29493	$8,412	0.50%	0.60%	to	0.60%	3.98%	to	3.98%
December 31, 2004	5,450	$1.24532	to	$1.24532	$6,787	0.17%	0.60%	to	0.60%	19.97%	to	19.97%
December 31, 2003	4,406	$1.03805	to	$1.03805	$4,574	0.03%	0.60%	to	0.60%	32.33%	to	32.33%
December 31, 2002	1,426	$0.78445	to	$0.78445	$1,119	0.66%	0.60%	to	0.60%	-21.87%	to	-21.87%

	Prudential SP Small Cap Growth Portfolio (Became available May 1, 2002)

December 31, 2006	3,079	$1.15211	to	$1.15211	$3,548	0.00%	0.60%	to	0.60%	11.72%	to	11.72%
December 31, 2005	2,664	$1.03126	to	$1.03126	$2,747	0.00%	0.60%	to	0.60%	1.87%	to	1.87%
December 31, 2004	2,424	$1.01234	to	$1.01234	$2,453	0.00%	0.60%	to	0.60%	-1.50%	to	-1.50%
December 31, 2003	2,261	$1.02779	to	$1.02779	$2,324	0.00%	0.60%	to	0.60%	33.90%	to	33.90%
December 31, 2002	294	$0.76758	to	$0.76758	$226	0.00%	0.60%	to	0.60%	-23.24%	to	-23.24%

	Prudential SP PIMCO Total Return Portfolio (Became available May 1, 2002)

December 31, 2006	14,773	$1.22930	to	$1.22930	$18,161	4.12%	0.60%	to	0.60%	3.06%	to	3.06%
December 31, 2005	19,419	$1.19281	to	$1.19281	$23,163	4.79%	0.60%	to	0.60%	1.78%	to	1.78%
December 31, 2004	15,482	$1.17190	to	$1.17190	$18,143	1.97%	0.60%	to	0.60%	4.64%	to	4.64%
December 31, 2003	14,713	$1.11994	to	$1.11994	$16,478	2.47%	0.60%	to	0.60%	5.21%	to	5.21%
December 31, 2002	9,118	$1.06443	to	$1.06443	$9,706	2.07%	0.60%	to	0.60%	6.44%	to	6.44%

	Prudential SP PIMCO High Yield Portfolio (Became available May 1, 2002)

December 31, 2006	2,293	$1.45604	to	$1.45604	$3,339	7.37%	0.60%	to	0.60%	8.85%	to	8.85%
December 31, 2005	1,885	$1.33759	to	$1.33759	$2,521	6.21%	0.60%	to	0.60%	3.41%	to	3.41%
December 31, 2004	2,584	$1.29345	to	$1.29345	$3,343	6.87%	0.60%	to	0.60%	8.67%	to	8.67%
December 31, 2003	1,907	$1.19021	to	$1.19021	$2,269	7.56%	0.60%	to	0.60%	21.68%	to	21.68%
December 31, 2002	178	$0.97817	to	$0.97817	$174	7.34%	0.60%	to	0.60%	-2.08%	to	-2.08%

A28

Note 6:	Financial Highlights — (Continued)

	At the period ended					For the period ended

	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest

	Prudential SP Large Cap Value Portfolio (Became available May 1, 2002)

December 31, 2006	2,570	$1.54538	to	$1.54538	$3,972	1.04%	0.60%	to	0.60%	17.77%	to	17.77%
December 31, 2005	1,872	$1.31225	to	$1.31225	$2,456	0.74%	0.60%	to	0.60%	6.01%	to	6.01%
December 31, 2004	1,074	$1.23785	to	$1.23785	$1,330	0.73%	0.60%	to	0.60%	17.05%	to	17.05%
December 31, 2003	684	$1.05756	to	$1.05756	$723	0.00%	0.60%	to	0.60%	26.02%	to	26.02%
December 31, 2002	486	$0.83920	to	$0.83920	$408	2.41%	0.60%	to	0.60%	-16.88%	to	-16.88%

	Prudential SP AIM Core Equity Portfolio (Became available May 1, 2002)

December 31, 2006	1,390	$1.37480	to	$1.37480	$1,912	0.71%	0.60%	to	0.60%	15.36%	to	15.36%
December 31, 2005	889	$1.19175	to	$1.19175	$1,060	0.85%	0.60%	to	0.60%	4.00%	to	4.00%
December 31, 2004	616	$1.14588	to	$1.14588	$706	0.46%	0.60%	to	0.60%	8.14%	to	8.14%
December 31, 2003	501	$1.05958	to	$1.05958	$531	0.32%	0.60%	to	0.60%	22.95%	to	22.95%
December 31, 2002	351	$0.86177	to	$0.86177	$302	0.00%	0.60%	to	0.60%	-14.62%	to	-14.62%

	Prudential SP Strategic Partners Focused Growth Portfolio (Became available May 1, 2002)

December 31, 2006	1,245	$1.26395	to	$1.26395	$1,574	0.00%	0.60%	to	0.60%	-1.25%	to	-1.25%
December 31, 2005	671	$1.27992	to	$1.27992	$859	0.00%	0.60%	to	0.60%	14.45%	to	14.45%
December 31, 2004	641	$1.11828	to	$1.11828	$717	0.00%	0.60%	to	0.60%	9.92%	to	9.92%
December 31, 2003	452	$1.01740	to	$1.01740	$460	0.00%	0.60%	to	0.60%	25.09%	to	25.09%
December 31, 2002	267	$0.81332	to	$0.81332	$217	0.00%	0.60%	to	0.60%	-19.32%	to	-19.32%

	Prudential SP Mid Cap Growth Portfolio (Became available May 1, 2002)

December 31, 2006	3,804	$1.15736	to	$1.15736	$4,403	0.00%	0.60%	to	0.60%	-2.53%	to	-2.53%
December 31, 2005	3,614	$1.18742	to	$1.18742	$4,291	0.00%	0.60%	to	0.60%	4.63%	to	4.63%
December 31, 2004	1,523	$1.13489	to	$1.13489	$1,729	0.00%	0.60%	to	0.60%	18.83%	to	18.83%
December 31, 2003	878	$0.95509	to	$0.95509	$838	0.00%	0.60%	to	0.60%	39.27%	to	39.27%
December 31, 2002	348	$0.68577	to	$0.68577	$239	0.00%	0.60%	to	0.60%	-30.72%	to	-30.72%

	SP Prudential U.S. Emerging Growth Portfolio (Became available May 1, 2002)

December 31, 2006	3,899	$1.65517	to	$1.65517	$6,454	0.00%	0.60%	to	0.60%	8.93%	to	8.93%
December 31, 2005	2,917	$1.51950	to	$1.51950	$4,432	0.00%	0.60%	to	0.60%	17.07%	to	17.07%
December 31, 2004	1,582	$1.29792	to	$1.29792	$2,053	0.00%	0.60%	to	0.60%	20.66%	to	20.66%
December 31, 2003	1,134	$1.07571	to	$1.07571	$1,219	0.00%	0.60%	to	0.60%	41.24%	to	41.24%
December 31, 2002	106	$0.76160	to	$0.76160	$80	0.00%	0.60%	to	0.60%	-24.46%	to	-24.46%

	Prudential SP Conservative Asset Allocation Portfolio (Became available May 1, 2002)

December 31, 2006	796	$1.34756	to	$1.34756	$1,072	3.56%	0.60%	to	0.60%	8.03%	to	8.03%
December 31, 2005	851	$1.24740	to	$1.24740	$1,062	1.33%	0.60%	to	0.60%	5.27%	to	5.27%
December 31, 2004	748	$1.18496	to	$1.18496	$886	1.21%	0.60%	to	0.60%	8.24%	to	8.24%
December 31, 2003	545	$1.09480	to	$1.09480	$597	1.24%	0.60%	to	0.60%	15.80%	to	15.80%
December 31, 2002	195	$0.94545	to	$0.94545	$185	0.00%	0.60%	to	0.60%	-5.65%	to	-5.65%

	Prudential SP Balanced Asset Allocation Portfolio (Became available May 1, 2002)

December 31, 2006	4,882	$1.42193	to	$1.42193	$6,941	2.26%	0.60%	to	0.60%	10.03%	to	10.03%
December 31, 2005	3,694	$1.29229	to	$1.29229	$4,774	0.94%	0.60%	to	0.60%	6.96%	to	6.96%
December 31, 2004	2,837	$1.20821	to	$1.20821	$3,428	0.68%	0.60%	to	0.60%	10.42%	to	10.42%
December 31, 2003	1,694	$1.09416	to	$1.09416	$1,853	0.93%	0.60%	to	0.60%	22.14%	to	22.14%
December 31, 2002	557	$0.89581	to	$0.89581	$499	0.00%	0.60%	to	0.60%	-10.72%	to	-10.72%

	Prudential SP Growth Asset Allocation Portfolio (Became available May 1, 2002)

December 31, 2006	9,141	$1.48126	to	$1.48126	$13,540	1.75%	0.60%	to	0.60%	12.22%	to	12.22%
December 31, 2005	8,299	$1.32000	to	$1.32000	$10,955	0.58%	0.60%	to	0.60%	8.59%	to	8.59%
December 31, 2004	5,998	$1.21562	to	$1.21562	$7,291	0.42%	0.60%	to	0.60%	12.37%	to	12.37%
December 31, 2003	3,028	$1.08178	to	$1.08178	$3,275	0.42%	0.60%	to	0.60%	27.51%	to	27.51%
December 31, 2002	945	$0.84841	to	$0.84841	$802	0.00%	0.60%	to	0.60%	-15.58%	to	-15.58%

A29

Note 6:	Financial Highlights — (Continued)

	At the period ended					For the period ended

	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest

	Prudential SP Aggressive Growth Asset Allocation Portfolio (Became available May 1, 2002)

December 31, 2006	4,908	$1.50389	to	$1.50389	$7,380	1.64%	0.60%	to	0.60%	13.60%	to	13.60%
December 31, 2005	3,740	$1.32384	to	$1.32384	$4,952	0.17%	0.60%	to	0.60%	9.83%	to	9.83%
December 31, 2004	3,705	$1.20539	to	$1.20539	$4,466	0.06%	0.60%	to	0.60%	14.08%	to	14.08%
December 31, 2003	3,170	$1.05666	to	$1.05666	$3,350	0.03%	0.60%	to	0.60%	31.98%	to	31.98%
December 31, 2002	396	$0.80064	to	$0.80064	$317	0.00%	0.60%	to	0.60%	-20.48%	to	-20.48%

	Prudential SP International Growth Portfolio (Became available May 1, 2002)

December 31, 2006	4,638	$1.73186	to	$1.73186	$8,032	1.34%	0.60%	to	0.60%	20.33%	to	20.33%
December 31, 2005	2,720	$1.43929	to	$1.43929	$3,915	0.53%	0.60%	to	0.60%	15.70%	to	15.70%
December 31, 2004	1,743	$1.24404	to	$1.24404	$2,168	0.19%	0.60%	to	0.60%	15.85%	to	15.85%
December 31, 2003	1,073	$1.07385	to	$1.07385	$1,152	0.00%	0.60%	to	0.60%	38.75%	to	38.75%
December 31, 2002	106	$0.77397	to	$0.77397	$82	0.00%	0.60%	to	0.60%	-22.89%	to	-22.89%

	Prudential SP International Value Portfolio (Became available May 1, 2002)

December 31, 2006	5,021	$1.74236	to	$1.74236	$8,748	0.84%	0.60%	to	0.60%	28.32%	to	28.32%
December 31, 2005	2,052	$1.35783	to	$1.35783	$2,786	0.36%	0.60%	to	0.60%	13.08%	to	13.08%
December 31, 2004	1,133	$1.20073	to	$1.20073	$1,360	0.42%	0.60%	to	0.60%	15.11%	to	15.11%
December 31, 2003	813	$1.04313	to	$1.04313	$848	0.75%	0.60%	to	0.60%	26.61%	to	26.61%
December 31, 2002	435	$0.82389	to	$0.82389	$359	0.00%	0.60%	to	0.60%	-18.28%	to	-18.28%

	AIM V.I. Premier Equity Fund (expired April 28, 2006)

December 31, 2006	0	$0.00000	to	$0.00000	$0	0.00%	0.60%	to	0.60%	5.37%	to	5.37%
December 31, 2005	27,915	$1.26425	to	$1.26425	$35,292	0.85%	0.60%	to	0.60%	5.04%	to	5.04%
December 31, 2004	28,732	$1.20363	to	$1.20363	$34,583	0.48%	0.60%	to	0.60%	5.14%	to	5.14%
December 31, 2003	28,542	$1.44820	to	$1.44820	$32,676	0.32%	0.60%	to	0.60%	24.33%	to	24.33%
December 31, 2002	26,300	$0.92076	to	$0.92076	$24,216	0.36%	0.60%	to	0.60%	-30.68%	to	-30.68%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, net of reimbursement of excess expenses, consisting primarily of mortality and expense charges net of reimbursement of excess expenses, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for each of the five years in the period ended December 31, 2006 or from the effective date of the subaccount through the end of the reporting period.

A30

Note 6:	Financial Highlights — (Continued)

Charges and Expenses

A. Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges, at an effective annual rate of up to 0.60% for VAL contracts, and 0.90% for VUL contracts are applied daily against the net assets held in each subaccount. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life. Pruco Life intends to charge only 0.60% on VUL contracts but reserves the right to make the full 0.90% charge. The mortality risk and expense risk charges are assessed through reduction in unit values.

B. Deferred Sales Charge

A deferred sales charge is imposed upon the surrender of certain variable life insurance contracts to compensate Pruco Life for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued but will not exceed 45% of one scheduled annual premium payment for VAL contracts and 26% of the lesser of (a) the target level premium for the contract and (b) the actual premiums paid for VUL contracts. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits. The deferred sales charge is assessed through the redemption of units.

C. Partial Withdrawal Charge

A charge is imposed by Pruco Life on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% and $25 or 2% will be made in connection with each partial withdrawal of the cash surrender value of VAL or VUL contract, respectively. The range for withdrawal charges is 0% - 2%. This charge is assessed through the redemption of units.

D. Expense Reimbursement

The Account is reimbursed by Pruco Life for expenses in excess of 0.40% of VAL’s average daily net assets incurred by the Money Market, Diversifed Bond, Equity, Flexible Managed, and the Conservative Balanced Portfolios of the Series Fund. This reimbursement is applied through an increase in unit values.

E. Cost of Insurance and Other Related Charges

Contract owners contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; (3) sales charges of up to 5% from each premium payment for VAL contracts and 4% of premiums paid in each contract year up to the amount of the target premium for VUL contracts, which are deducted in order to compensate Pruco Life for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Pruco Life for the guaranteed minimum death benefit risk. These charges are assessed through the redemption of units.

A31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life Variable Appreciable Account
and the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of Pruco Life Variable Appreciable Account at December 31, 2006, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2006 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 12, 2007

A32

Pruco Life Insurance Company

Consolidated Statements of Financial Position

As of December 31, 2006 and December 31, 2005 (in thousands, except share amounts)

	2006	2005
ASSETS
Fixed maturities available for sale,
at fair value (amortized cost, 2006 - $4,850,514 ; 2005 - $6,116,522)	$ 4,911,274	$ 6,158,528
Policy loans	915,060	879,156
Short-term investments	97,097	113,144
Commercial loans	508,094	269,161
Other long-term investments	80,649	65,505
Total investments	6,512,174	7,485,494
Cash and cash equivalents	485,199	158,010
Deferred policy acquisition costs	1,959,431	1,663,003
Accrued investment income	73,589	98,110
Reinsurance recoverables	1,208,724	932,826
Receivables from parent and affiliates	107,798	79,188
Deferred sales inducements	182,578	139,012
Other assets	21,693	24,498
Separate account assets	21,952,272	19,094,129
TOTAL ASSETS	$ 32,503,458	$ 29,674,270

LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES
Policyholders’ account balances	$ 5,483,921	$ 5,793,743
Future policy benefits and other policyholder liabilities	1,765,489	1,446,717
Cash collateral for loaned securities	134,982	389,794
Securities sold under agreement to repurchase	13,226	36,439
Income taxes payable	453,358	432,161
Short term debt to affiliates	25,348	105,596
Payables to parent and affiliates	29,427	22,445
Other liabilities	309,913	287,035
Separate account liabilities	21,952,272	19,094,129
Total liabilities	$ 30,167,936	$ 27,608,059

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

STOCKHOLDER’S EQUITY
Common stock, ($10 par value; 1,000,000 shares, authorized; 250,000 shares, issued and outstanding)	2,500	2,500
Additional paid-in capital	454,527	454,670
Retained earnings	1,853,233	1,590,441
Accumulated other comprehensive income	25,262	18,600
Total stockholder’s equity	2,335,522	2,066,211
TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$ 32,503,458	$ 29,674,270

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Operations and Comprehensive Income

Years Ended December 31, 2006, 2005 and 2004 (in thousands)

	2006	2005	2004

REVENUES

Premiums	$ 43,516	$ 38,029	$ 73,059
Policy charges and fee income	547,693	564,432	611,712
Net investment income	401,436	404,045	373,552
Realized investment (losses)/gains, net	(62,749)	(449)	5,011
Asset management fees	18,338	17,105	15,747
Other income	18,207	12,125	10,514

Total revenues	966,441	1,035,287	1,089,595

BENEFITS AND EXPENSES

Policyholders’ benefits	120,049	98,899	234,841
Interest credited to policyholders’ account balances	212,288	234,881	250,675
General, administrative and other expenses	308,850	449,291	458,590

Total benefits and expenses	641,187	783,071	944,106

Income from operations before income taxes and cumulative effect of accounting change	325,254	252,216	145,489

Income taxes:
Current	89,034	(30,108)	59,682
Deferred	(26,572)	51,409	(36,804)
Total income tax expense	62,462	21,301	22,878

Income from Operations Before Cumulative Effect of Accounting Change	262,792	230,915	122,611

Cumulative effect of accounting change, net of taxes	-	-	(9,150)
NET INCOME	262,792	230,915	113,461

Change in net unrealized investment gains/(loss), net of taxes	6,662	(55,927)	(41,944)
Cumulative effect of accounting change, net of taxes	-	-	4,030

Accumulated other comprehensive income gain/(loss), net of taxes	6,662	(55,927)	(37,914)

COMPREHENSIVE INCOME	269,454	$174,988	$ 75,547

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Stockholder’s Equity

Periods Ended December 31, 2006, 2005 and 2004 (in thousands)

					Accumulated Other Comprehensive Income (Loss)
	Common Stock	Additional Paid-in- Capital	Deferred Compensation	Retained Earnings	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Loss)	Total Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity

Balance, January 1, 2004	$ 2,500	$ 459,654	$ (850)	$ 1,246,065	$ -	$ 107,687	$ 107,687	$ 1,815,056

Net income	-	-	-	113,461	-	-	-	113,461

Stock-based compensation programs	-	477	(323)	-	-	-	-	154

Purchase of fixed maturities from an affiliate, net of taxes	-	(4,754)	-	-	-	4,754	4,754	-

Cumulative effect of accounting change, net of taxes	-	-	-	-	-	4,030	4,030	4,030

Change in net unrealized investment gains (losses), net of taxes	-	-	-	-	-	(41,944)	(41,944)	(41,944)
Balance, December 31, 2004	2,500	455,377	(1,173)	1,359,526	-	74,527	74,527	1,890,757

Net income	-	-	-	230,915	-	-	-	230,915

Stock-based compensation programs	-	(941)	1,173	-	-	-	-	232

Contributed Capital	-	234	-	-	-	-	-	234

Change in net unrealized investment gains (losses), net of taxes	-	-	-	-	-	(55,927)	(55,927)	(55,927)
Balance, December 31, 2005	2,500	454,670	-	1,590,441	-	18,600	18,600	2,066,211

Net income	-	-	-	262,792	-	-	-	262,792
Stock-based compensation programs	-	(1)	-	-	-	-	-	(1)

Contributed Capital	-	(142)	-	-	-	-	-	(142)

Change in foreign currency translation adjustments, net of taxes	-	-	-	-	167	-	167	167

Change in net unrealized investment gains (losses), net of taxes	-	-	-	-	-	6,495	6,495	6,495
Balance, December 31, 2006	$ 2,500	$454,527	$ -	$1,853,233	$ 167	$ 25,095	$25,262	$ 2,335,522

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Cash Flows

Year Ended December 31, 2006, 2005 and 2004 (in thousands)

	2006	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$ 262,792	$ 230,915	$ 113,461
Adjustments to reconcile net income to net cash from (used in) operating activities:
Policy charges and fee income	(108,399)	(125,379)	(109,931)
Interest credited to policyholders’ account balances	212,288	234,881	250,675
Realized investment losses (gains), net	62,749	449	(5,011)
Amortization and other non-cash items	116,258	33,063	(52,253)
Cumulative effect of accounting change, net of taxes	-	-	9,150
Change in:
Future policy benefits and other insurance liabilities	318,680	206,067	219,305
Reinsurance recoverables	(275,898)	(167,781)	(247,635)
Accrued investment income	24,521	3,322	1,638
Receivables from Parent and affiliates	26,720	(28,849)	2,799
Payables to Parent and affiliates	6,981	18,706	3,034
Deferred policy acquisition costs	(306,973)	(130,540)	(34,829)
Income taxes payable	16,744	27,720	123,407
Deferred sales inducements	(43,566)	(28,552)	(28,364)
Other, net	19,766	36,805	13,803
Cash Flows From Operating Activities	332,663	310,827	259,249

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities available for sale	5,159,582	4,625,000	2,273,952
Policy loans	99,553	98,656	107,906
Commercial loans	52,131	1,805	249
Payments for the purchase of:
Fixed maturities available for sale	(4,060,433)	(4,842,469)	(2,106,719)
Policy loans	(96,587)	(83,116)	(78,515)
Commercial loans	(292,232)	(270,950)	(2,286)
Notes receivables from parent and affiliates, net	(54,853)	-	-
Other long-term investments, net	(17,368)	(5,116)	38,800
Short-term investments, net	16,691	(12,953)	63,476
Cash Flows From (Used In) Investing Activities	806,484	(489,143)	296,863

CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	2,716,760	2,233,293	2,107,194
Policyholders’ account withdrawals	(3,128,127)	(2,768,247)	(2,095,228)
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(278,026)	(29,739)	(72,701)
Paid in capital transaction associated with the purchase of fixed maturities from an affiliate	-	-	(4,754)
Contributed capital	-	234	-
Net change in financing arrangements (maturities 90 days or less)	(122,565)	157,252	(654)
Cash Flows (Used In) Financing Activities	(811,958)	(407,207)	(66,143)

Net increase (decrease) in cash and cash equivalents	327,189	(585,523)	489,969
Cash and cash equivalents, beginning of year	158,010	743,533	253,564
CASH AND CASH EQUIVALENTS, END OF PERIOD	$ 485,199	$ 158,010	$ 743,533

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (received)	$ 45,715	$ (6,418)	$ (103,090)

Interest paid (received)	$ 2,788	$ 4,018	$ 85

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

1. BUSINESS

Pruco Life Insurance Company, or “the Company,” is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. Pruco Life Insurance Company is licensed to sell interest sensitive individual life insurance, variable life insurance, term life insurance, variable and fixed annuities, and a non-participating guaranteed interest contract or, “GIC,” called Prudential Credit Enhanced GIC or, “PACE,” in the District of Columbia, Guam and in all states except New York. Pruco Life Insurance Company also had marketed individual life insurance through its branch office in Taiwan. The branch office was transferred to an affiliated Company on January 31, 2001, as described in (Note 13 to the Consolidated Financial Statements).

Pruco Life Insurance Company has three subsidiaries, which include one wholly owned life insurance subsidiary, Pruco Life Insurance Company of New Jersey or, “PLNJ,” and two subsidiaries formed in 2003 for the purpose of acquiring and investing in municipal fixed maturities from an affiliated company (see Note 13 to the Consolidated Financial Statements). All financial information is shown on a consolidated basis.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, term life insurance, fixed and variable annuities only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 or, “the date of demutualization,” Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. or “Prudential Financial.”

Prudential Insurance intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential Insurance is under no obligation to make such contributions and its assets do not back the benefits payable under the Company’s policyholder contracts.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in manufacturing insurance products, and individual and group annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of Pruco Life Insurance Company and its subsidiaries. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, “GAAP.” The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, as more fully described in (Note 13 to the Consolidated Financial Statements). Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs, investments, future policy benefits, provision for income taxes, reserves of contingent liabilities and reserves for losses in connection with unresolved legal matters.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments

Fixed maturities classified as “available for sale” are carried at fair value. The amortized cost of fixed maturities is written down to fair value if a decline in value is considered to be other than temporary. See the discussion below on realized gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities “available for sale”, including the effect on deferred policy acquisition costs and policyholders’ account balances that would result from the realization of unrealized gains and losses are included in “Accumulated other comprehensive income (loss).”

Policy loans are carried at unpaid principal balances.

Commercial loans are carried at unpaid principal balances, net of an allowance for losses. The allowance for losses includes a portfolio reserve for probable incurred but not specifically identified losses. This reserve considers the Company’s past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. The gains and losses from the sale of loans, which are recognized when the Company relinquishes control over the loans, as well as changes in the allowance for loan losses, are reported in “Realized investment gains (losses), net.” Interest income and prepayment fees are included in “Net investment income.”

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized by cash, U.S. government and government agency securities. Securities loaned are collateralized principally by cash and U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as “Net investment income,” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”).

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short-term nature approximates fair value.

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company’s own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

cost method of accounting. The Company’s share of net income from investments in joint ventures and partnerships is generally included in “Net investment income.”

Realized investment gains (losses), net are computed using the specific identification method. Adjustments to the cost of fixed maturities and equity securities for temporary impairments are included in “Realized investment losses, net.” In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months); (2) the reasons for the decline in value (credit event, interest related or market fluctuation); (3) the Company’s ability and intent to hold the investments for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. Realized investment gains (losses) are generated from numerous sources, including the sale of fixed maturity securities, equity securities, real estate investments, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost of investments for other than temporary impairments. “Realized investment gains (losses), net~~.~~” also include prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial loans, fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include, but are not limited to: (1) the risk that our assessment of an issuer’s ability to meet its obligations could change, (2) the risk that the economic outlook could be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that we are making decisions based on fraudulent or misstated information in the financial statements provided by issuers and (4) the risk that new information obtained by us or changes in other facts and circumstances, including those not related to the issuer, could lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a change in our impairment determination, and hence a charge to earnings in a future period.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with maturities of three months or less when purchased. The company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are cinsidered cash and cash equivalents.

Deferred policy acquisition costs

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement. These acquisition costs include commissions and variable field office expenses. The Company is also allocated costs of policy issuance and underwriting from Prudential Insurance’s general and administrative expense allocation system. The Company also is charged commissions from third parties, which are primarily capitalized as deferred policy acquisition costs (“DAC”).

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. For annuity products, the entire sales-based transfer pricing fee is deemed to be related to the production of new annuity business and is deferred. For life products, there is a look-through into the expenses incurred by Prudential Insurance’s agency network and expenses that are considered to be related to the production of new insurance business are deferred. The cost of policy issuance and underwriting are also considered to be related primarily to the production of new insurance and annuity business and are fully deferred.

DAC is subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (the periods range from 25 to 99 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “General administrative and other expenses” in the period such estimated gross profits are revised.

DAC related to term insurance are amortized over the expected life of the contracts in proportion to premium income. For guaranteed investment contracts, acquisition costs are expensed as incurred.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense an estimate of the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. The Company expects to adopt Statement of Position (“SOP”) 05-1 “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts” on January 1, 2007. See “New Accounting Pronouncements.”

Reinsurance recoverables

Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13 to the Financial Statements.

Separate account assets and liabilities

Separate account assets and liabilities are reported at fair value and represent segregated funds, which are invested for certain policyholders, pension funds and other customers. The assets consist of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 12 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Asset management fees.”

Deferred sales inducements

The Company provides sales inducements to contractholders, which primarily include an up-front bonus added to the contractholder’s initial deposit for certain annuity contracts. They are amortized using the same methodology and assumptions used to amortize deferred policy acquisition costs. The amortization expense is included as a component of interest credited to policyholders’ account balances. As of December 31, 2006 and 2005, deferred sales inducement costs were $183 million and $139 million, respectively.

Other assets, and other liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits plus interest credited less policyholders’ withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For life insurance, expected mortality is generally based on the Company’s historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require us to provide for expected future losses on a product by establishing premium deficiency reserves. The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain non-traditional long duration life and annuity contracts, which are discussed more fully in Note 8. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Unpaid Claims

Unpaid claims include estimates of claims that the Company believes have been incurred, but have not yet been reported (“IBNR”) as of the balance sheet date and is an estimate of the amount of loss will ultimately incur on reported claims. Consistent with industry accounting practice, we do not establish loss reserves until a loss has occurred. These IBNR estimates, and estimates of the amounts of loss we will ultimately incur on reported claims net of reinsurance, are based in part on our historical experience, and are regularly adjusted to reflect actual claims experience. When actual experience differs from our previous estimate, the resulting difference, net of reinsurance will be included in our reported results for the period of the change in estimate in the “Policyholders’ benefits” caption in our statements of operations. On an ongoing basis, trends in actual experience are a significant factor in the determination of claim reserve levels.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from term life insurance policies are recognized when due and a liability for future policy benefits is recorded when premiums are recognized using the net level premium method. Benefits are recorded as an expense when they are incurred. Amounts received as payment for variable and universal life and deferred annuities are reported as deposits to “Policyholders’ account balances”, and variable life and annuity premiums are reported as deposits to separate account liabilities. Revenues from these contracts reflected as “Policy charges and fee income” consist primarily of fees assessed during the period against the policyholders’ account balances and separate account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset management fees

The Company receives asset management fee income from policyholders’ account balances invested in The Prudential Series Funds or, “PSF,” which are a portfolio of mutual fund investments related to the Company’s separate account products (see Note 13 to the Consolidated Financial Statements). In addition, the Company receives fees from policyholders’ account balances invested in funds managed by companies other than Prudential Insurance. Asset management fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in pricing models.

Derivatives are used to manage the characteristics of the Company’s asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded as assets, within “Other long-term investments,” or as liabilities, within “Other liabilities,” in the Consolidated Statement of Financial Position except for embedded derivatives, which are recorded in the Consolidated Statement of Financial Position with the associated host contract. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

current earnings. Cash flows from these derivatives are reported in the operating or investing activities section in the Consolidated Statements of Cash Flows.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge), (3) a foreign currency fair value or cash flow hedge (“foreign currency” hedge), (4) a hedge of a net investment in a foreign operation, or (5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. During the years ended December 31, 2006, 2005 and 2004 derivatives qualifying for hedge accounting were not material.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.”

Income Taxes

The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential Financial and file separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

New Accounting Pronouncements

In February 2007, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” including an amendment of FASB Statement No. 115. This statement provides companies with an option to report selected financial assets and liabilities at fair value. This statement is effective for fiscal years beginning after November 15, 2007 with early adoption permitted. The Company is currently assessing the impact of SFAS No. 159 on its financial position and results of operations.

In September 2006, the Staff of the SEC issued Staff Accounting Bulletin (“SAB”) No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.” The interpretations in this SAB express the Staff’s views regarding the process of quantifying financial statement misstatements. Specifically, the SEC staff believes that registrants must quantify the impact on current period financial statements of correcting all misstatements, including both those occurring in the current period and the effect of reversing those that have accumulated from prior periods. This SAB should be applied beginning with the first fiscal year ending after November 15, 2006, with early adoption encouraged. Since the Company’s method for quantifying financial statement misstatements already considers those occurring in the current period and the effect of reversing those that have accumulated from prior periods, the adoption of SAB No. 108 had no effect to the financial position and result of operations of the Company.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Company plans to adopt this guidance effective January 1, 2008. The Company is currently assessing the impact of SFAS No. 157 on the Company’s consolidated financial position and results of operations.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In July 2006, the FASB issued FASB Interpretation (“FIN”) No. 48, “Accounting for Uncertainty in Income Taxes” an interpretation of FASB Statement No. 109. This Interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return. FIN No. 48 is effective for fiscal years beginning after December 15, 2006. The Company expects to adopt FIN No. 48 on January 1, 2007. The Company’s adoption of this guidance will not have a material effect on the Company’s consolidated financial position and results of operations.

On February 16, 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Instruments.” This statement provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. This statement also removes an exception from the requirement to bifurcate an embedded derivative feature from a beneficial interest in securitized financial assets. The new requirement to identify embedded derivatives in beneficial interest will be applied on a prospective basis only to beneficial interest acquired, issued, or subject to certain remeasurement conditions after the adoption date of the new guidance. The Company plans to adopt this guidance effective January 1, 2007. The Company's adoption of this guidance is not expected to have a material effect on the Company's consolidated financial position or results of operations.

In November 2005, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position (“FSP”) FAS 115-1 and FAS 124-1, “The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments.” This FSP provides impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities, primarily by referencing existing accounting guidance. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company adopted this guidance effective January 1, 2006, and it did not have a material effect on the Company’s consolidated results of operations.

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued Statement of Position (“SOP”) 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company will adopt SOP 05-1 on January 1, 2007. The Company’s adoption of this guidance will not have a material effect on the Company’s consolidated financial position and results of operations.

In December 2003, the FASB issued FIN No. 46(R), “Consolidation of Variable Interest Entities,” which revised the original FIN No. 46 guidance issued in January 2003. FIN No. 46(R) addresses whether certain types of entities, referred to as variable interest entities (“VIEs”), should be consolidated in a company’s financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if, as the primary beneficiary, it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns. On December 31, 2003, the Company adopted FIN No. 46(R) for all special purpose entities (“SPEs”) and for relationships with all VIEs that began on or after February 1, 2003. On March 31, 2004, the Company implemented FIN No. 46(R) for relationships with potential VIEs that are not SPEs. The transition to FIN No. 46(R) did not have a material effect on the Company’s consolidated financial position or results of operations.

In July 2003, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued Statement of Position (“SOP”) 03-1, “Accounting and Reporting by Insurance Enterprises for

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Certain Nontraditional Long-Duration Contracts and for Separate Accounts.” AcSEC issued this SOP to address the need for interpretive guidance in three areas: separate account presentation and valuation; the classification and valuation of certain long-duration contract liabilities; and the accounting recognition given sales inducements (bonus interest, bonus credits and persistency bonuses).

The effect of adopting SOP 03-1 was a charge of $9 million, net of $5 million of taxes, which was reported as a “Cumulative effect of accounting change, net of taxes” in the results of operations for the year ended December 31, 2004. This charge reflects the net impact of converting certain individual market value adjusted annuity contracts from separate account accounting treatment to general account accounting treatment, including carrying the related liabilities at accreted value, and the effect of establishing reserves for guaranteed minimum death benefit provisions of the Company’s variable annuity and variable life contracts. The Company also recognized a cumulative effect of accounting change related to unrealized investment gains within “Accumulated other comprehensive income, net of taxes” of $4 million, net of $3 million of taxes, for the year ended December

31, 2004. Upon adoption of SOP 03-1, approximately $400 million in “Separate account assets” were reclassified resulting in an increase in “Fixed maturities, available for sale”, as well as changes in other non-separate account assets. Similarly, upon adoption, approximately $400 million in “separate account liabilities” were reclassified resulting in increases in “Policyholders’ account balances” as well as changes in other non-separate account liabilities.

In June 2004, the FASB issued FSP No. 97-1, “Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability.” FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company’s adoption of FSP 97-1 on July 1, 2004 did not change its accounting for unearned revenue liabilities and, therefore, had no impact on the Company’s consolidated financial position or results of operations. In September 2004, the AICPA SOP 03-1 Implementation Task Force issued a Technical Practice Aid (“TPA”) to clarify certain aspects of SOP 03-1. The implementation of this TPA during the third quarter of 2004 had no impact on the Company’s consolidated financial position or results of operations.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS

Fixed Maturities:

The following tables provide additional information relating to fixed maturities as of December 31:

	2006
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in thousands)

Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 32,117	$ 380	$ 92	$ 32,405

States, municipalities and political subdivisions	105,339	3,252	147	108,444

Foreign government bonds	41,428	5,437	59	46,806

Mortgage-backed securities	553,529	8,281	930	560,880

Asset-Backed Securities	1,096,556	3,959	4,841	1,095,674

Public utilities	435,076	13,246	2,492	445,830

All other corporate bonds	2,586,469	51,360	16,594	2,621,235

Total fixed maturities, available for sale	$ 4,850,514	$ 85,915	$ 25,155	$ 4,911,274

	2005
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in thousands)

Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 95,239	$ 295	$ 133	$ 95,401

States, municipalities and political subdivisions	108,908	5,233	139	114,002

Foreign government bonds	62,491	5,290	12	67,769

Mortgage-backed securities	550,823	283	9,258	541,848

Asset-Backed Securities	777,236	4,139	6,403	774,972

Public utilities	709,479	17,906	5,744	721,641

All other corporate bonds	3,812,346	69,899	39,350	3,842,895

Total fixed maturities, available for sale	$ 6,116,522	$ 103,045	$ 61,039	$ 6,158,528

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2006 is shown below:

	Available for sale
	Amortized Cost	Fair Value
	(in thousands)

Due in one year or less	$ 347,508	$ 347,765

Due after one year through five years	1,815,797	1,839,840

Due after five years through ten years	1,271,237	1,281,623

Due after ten years	862,443	881,165

Mortgage-backed securities	553,529	560,881

Total	$ 4,850,514	$ 4,911,274

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2006, 2005, and 2004, were $4,378 million, $3,553 million, and $1,500 million, respectively. Proceeds from the maturity of fixed maturities available for sale during 2006, 2005, and 2004, were $781 million, $1,080 million, and $794 million, respectively. Gross gains of $16 million, $26 million, and $27 million and gross losses of $74 million, $26 million, and $17 million were realized on those sales during 2006, 2005, and 2004, respectively.

Writedowns for impairments, which were deemed to be other than temporary for fixed maturities were $1.0 million for each of the years, ended December 31, 2006, 2005 and 2004, respectively.

Other Long-Term Investments

The following table provides information relating to other long-term investments as of December 31:

	2006	2005
	(in thousands)
Joint ventures and limited partnerships	$ 15,201	$ 4,390
Company’s investment in Separate accounts	38,738	33,710
Derivatives	(2,973)	(3,876)
Equity securities	29,683	31,281
Total other long- term investments	$ 80,649	$ 65,505

The Company’s share of net income (loss) from the joint ventures was $0.4 million, $(0.7) million, and $1.0 million for each of the years ended December 31, 2006, 2005, and 2004, respectively, and is reported in “Net investment income.”

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

	2006	2005	2004
	(in thousands)

Fixed maturities, available for sale	$ 322,832	$ 354,943	$ 327,899
Policy loans	48,493	47,368	46,935
Commercial loans	22,662	6,367	19
Short-term investments and cash equivalents	25,564	15,898	7,685
Other	7,258	6,391	3,962
Gross investment income	426,809	430,967	386,500
Less: investment expenses	(25,373)	(26,922)	(12,948)
Net investment income	$ 401,436	$ 404,045	$ 373,552

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Realized investment (losses)/ gains, net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

	2006	2005	2004
	(in thousands)

Fixed maturities, available for sale	$ (59,482)	$ (1,722)	$ 9,034
Derivatives	(2,437)	3,385	(5,801)
Other	(830)	(2,112)	1,778

Realized investment gains (losses), net	$ (62,749)	$ (449)	$ 5,011

Commercial Loans

The Company’s commercial loans are comprised as follows as at December 31:

	2006		2005
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Collateralized loans by property type
Industrial buildings	$ 124,464	24.3%	$ 90,571	33.4%
Retail stores	107,401	21.1%	47,968	17.7%
Apartment complexes	86,844	17.0%	70,701	26.0%
Office buildings	78,463	15.3%	20,675	7.6%
Agricultural properties	43,122	8.4%	37,287	13.7%
Other	71,238	13.9%	4,229	1.6%

Total collateralized loans	511,532	100.0%	271,431	100.0%

Valuation allowance	(3,438)		(2,270)

Total net collateralized loans	508,094		269,161

Total commercial loans	$ 508,094		$ 269,161

The commercial loans are geographically dispersed throughout the United States with the largest concentrations in California (22%) and New Jersey (14%) at December 31, 2006.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

	2006	2005	2004
	(in thousands)			(in thousands)
Allowance for losses, beginning of year	$ 2,270	$ -	$ -
Addition (release) of allowance for losses	1,168	2,270	-
Charge-offs, net of recoveries	-	-	-
Change in foreign exchange	-	-	-
Allowance for losses, end of year	$ 3,438	$ 2,270	$ -

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss), net of tax.” Changes in these amounts include reclassification adjustments to exclude from “Accumulated other comprehensive income (loss), net of tax” those items that are included as part of “Net income” for a period that also had been part of “Accumulated other comprehensive income (loss), net of tax” in earlier periods. The amounts for the years ended December 31, net of taxes, are as follows:

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs	Policyholders’ Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
			(in thousands)
Balance, January 1, 2004	271,789	(121,365)	17,758	(60,495)	107,687
Net investment gains (losses) on investments arising during the period	(72,565)	-	-	26,651	(45,914)
Purchase of fixed maturities from an affiliate (see Note 13)	7,314	-	-	(2,560)	4,754
Cumulative effect of change in accounting principle Reclassification adjustment for gains (losses) included in net income	27,505 (8,888)	(21,208) -	- -	(2,267) 3,111	4,030 (5,777)
Impact of net unrealized investment gains (losses) on deferred policy acquisition costs	-	11,592	-	(4,057)	7,535
Impact of net unrealized investment gains (losses) on policyholders’ account balances	-	-	3,130	(918)	2,212
Balance, December 31, 2004	225,155	(130,981)	20,888	(40,535)	74,527
Net investment gains (losses) on investments arising during the period	(179,640)	-	-	62,491	(117,149)
Reclassification adjustment for gains (losses) included in net income	1,534	-	-	(537)	997
Impact of net unrealized investment gains (losses) on deferred policy acquisition costs	-	103,437	-	(36,203)	67,234
Impact of net unrealized investment gains (losses) on policyholders’ account balances	-	-	(10,783)	3,774	(7,009)
Balance, December 31, 2005	47,049	(27,544)	10,105	(11,010)	18,600
Net investment gains (losses) on investments arising during the period	76,107	-	-	(27,198)	48,909
Reclassification adjustment for gains (losses) included in net income	(59,142)	-	-	20,700	(38,442)
Impact of net unrealized investment gains (losses) on deferred policy acquisition costs	-	(10,546)	-	3,691	(6,855)
Impact of net unrealized investment gains (losses) on policyholders’ account balances	-	-	4,435	(1,552)	2,883

Balance, December 31, 2006	$ 64,014	$ (38,090)	$ 14,540	$ (15,369)	$ 25,095

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

The table below presents net unrealized gains on investments by asset class at December 31,

	2006	2005	2004
		(in thousands)
Fixed maturities, available for sale	$ 60,760	$ 42,007	$ 221,599
Other long-term investments	3,254	5,042	3,556
Unrealized gains on investments	$ 64,014	$ 47,049	$ 225,155

Included in other long-term investments are equity securities.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2006 and 2005 respectively:

	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Fixed maturities, available for sale: 2006
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 10,782	$ 41	$ 9,995	$ 198	$ 20,777	$ 239
Foreign government bonds	5,695	15	2,663	45	8,358	60
Corporate securities	753,102	4,500	691,629	19,427	1,444,731	23,927
Mortgage-backed securities	25,626	68	37,363	861	62,989	929
Total	$795,205	$ 4,624	$741,650	$ 20,531	$1,536,855	$ 25,155

Fixed maturities, available for sale: 2005
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 69,355	$ 148	$ 3,882	$ 124	$ 73,237	$ 272
Foreign government bonds	786	7	174	5	960	12
Corporate securities	2,272,623	41,195	331,991	10,302	2,604,614	51,497
Mortgage-backed securities	494,304	8,650	22,912	608	517,216	9,258
Total	$2,837,068	$ 50,000	$358,959	$ 11,039	$3,196,027	$ 61,039

As of December 31, 2006, gross unrealized losses on fixed maturities totaled $25 million comprising 325 issuers. Of this amount, there was $4.6 million in the less than twelve months category comprising 149 issuers and $20.5 million in the greater than twelve months category comprising 176 issuers. There were 3 individual issuers with gross unrealized losses greater than $1 million. The gross unrealized losses of less than twelve months are comprised of $0.4 million of investment grade securities. Approximately $8 million of gross unrealized losses of twelve months or more were concentrated in the finance and manufacturing sectors. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2 to the Consolidated Financial Statements), we have concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2006.

As of December 31, 2005, gross unrealized losses on fixed maturities totaled $61 million comprising 557 issuers. Of this amount, there was $50 million in the less than twelve months category comprising 444 issuers and $11 million in the greater than twelve months category comprising 113 issuers. There were 5 individual issuers with gross unrealized losses greater than $1.1 million. $48 million of gross unrealized losses of less than twelve months is comprised of investment grade securities. Approximately half of gross unrealized losses of twelve months or more were concentrated in the finance and manufacturing sectors. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3.INVESTMENTS (continued)

(see Note 2 to the Consolidated Financial Statements), we have concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2005.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2006 and 2005, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of Financial Position were $142 million and $393 million, respectively.

Fixed maturities of $4 million at December 31, 2006 and 2005 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2006	2005	2004
		(in thousands)
Balance, beginning of year	$ 1,663,003	$ 1,429,027	$ 1,380,710
Capitalization of commissions, sales and issue expenses	383,410	340,260	221,237
Amortization	(76,436)	(209,721)	(186,408)
Change in unrealized investment gains	(10,546)	103,437	11,592
Impact of adoption of SOP 03-1	-	-	1,896
Balance, end of year	$ 1,959,431	$ 1,663,003	$ 1,429,027

Deferred acquisition costs include reductions in capitalization and amortization related to the reinsurance expense allowances resulting from the coinsurance treaty with Prudential Reinsurance Captive Company or “PARCC,” discussed in Note 13 to the Consolidated Financial Statements below. Ceded capitalization in the above table amounted to $85 million, $69 million and $151 million in 2006, 2005 and 2004 respectively. Amortization amounted to $16 million, $17 million and $10 million in 2006, 2005 and 2004 respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

5. POLICYHOLDERS’ LIABILITIES

Future policy benefits at December 31, are as follows:

	2006	2005
	(in thousands)
Life insurance – domestic	$ 1,060,657	$ 825,341
Life insurance – Taiwan	592,649	519,189
Individual and group annuities	48,625	47,103
Policy claims and other contract liabilities	63,558	55,084
Total future policy benefits	$ 1,765,489	$ 1,446,717

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual and Group annuity liabilities include reserves for annuities with life contingencies that are in payout status.

Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 8.25% for setting domestic insurance reserves and 6.18% to 7.43% for setting Taiwan reserves.

Future policy benefits for individual and group annuities are equal to the aggregate of 1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and 2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience when the basis of the reserve is established. The interest rates used in the determination of the individual and group annuities reserves range from 3.09% to 14.75%, with approximately 26.03% of the reserves based on an interest rate in excess of 8.00%. The interest rate used in the determination of group annuities reserves is 14.75%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience (except for certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves). The interest rates used in the determination of the present values range from 5.18% to 6.20%.

Policyholders’ account balances at December 31, are as follows:

	2006	2005
	(in thousands)

Interest-sensitive life contracts	$ 3,021,582	$ 2,720,876
Individual annuities	1,650,069	2,080,547
Guaranteed investment contracts and guaranteed interest accounts	568,028	740,003
Dividend accumulations and other	244,242	252,317
Total policyholders’ account balances	$ 5,483,921	$ 5,793,743

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates range from 3.00% to 5.05% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 1.00% to 12.00%, with less than 1.00% of policyholders’ account balances with interest crediting rates in excess of 8.00%. Interest crediting rates for guaranteed investment contracts and guaranteed interest accounts range from 3.00% to 6.30%. Interest crediting rates range from 1.50% to 5.00% for dividend accumulations and other.

6. REINSURANCE

The Company participates in reinsurance, with Prudential Insurance, Prudential of Taiwan, PARCC, UPARC and other companies, in order to provide risk diversification, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

6.	REINSURANCE (continued)

the Company is considered to be remote.

Effective July 1, 2005, the Company entered into a coinsurance agreement with Pruco Reinsurance Ltd. (Pruco Re) providing for the 100% reinsurance of its Lifetime Five benefit feature sold on new business after May 5, 2005 as well as for riders issued from March 15, 2005 forward on business in-force before March 15, 2005.

Effective November 20, 2006, the Company entered into a coinsurance agreement with Pruco Re. providing for the 100% reinsurance of its Highest Daily Lifetime Five benefit feature sold on its annuities.

Effective October 1, 2006, the Company entered into an agreement to reinsure its universal life policies having no-lapse guarantees with an affiliated company, Universal Prudential Arizona Reinsurance Captive (UPARC). UPARC reinsures 90% of the net amount of mortality at risk as well as 100% of the risk of uncollectable policy charges and fees associated with the no lapse provision of these policies.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for both long and short duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements, including the Company’s reinsurance of all its Taiwan business as of February 1, 2001, are described further in Note 13 of the Consolidated Financial Statements.

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, are as follows:

	2006	2005	2004
	(in thousands)
Direct premiums and policy charges and fee income	$ 1,279,125	$ 1,159,167	$ 992,637
Reinsurance ceded	(687,916)	(556,706)	(307,866)
Premiums and policy charges and fee income	591,209	602,461	$ 684,771

Policyholders’ benefits ceded	$ 362,945	$ 294,674	$ 129,125

Reinsurance premiums ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in the Company’s Consolidated Statements of Financial Position at December 31, were as follows:

2006	2005
(in thousands)

Domestic life insurance – affiliated	$ 616,707	$ 416,073
Domestic life insurance - unaffiliated	(632)	(2,436)
Taiwan life insurance-affiliated	592,649	519,189
	$ 1,208,724	$ 932,826

Substantially all reinsurance contracts are with affiliates as of December 31, 2006 and 2005. These contracts are described further in Note 13 of the Consolidated Financial Statements.

The gross and net amounts of life insurance in force at December 31, were as follows:

	2006	2005	2004
		(in thousands)

Life insurance face amount in force	$ 307,804,610	$ 253,768,618	$ 204,016,616
Ceded	(271,758,791)	(221,900,847)	(179,108,664)
Net amount of life insurance in force	$ 36,045,819	$ 31,867,771	$ 24,907,952

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

7. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, are as follows:

	2006	2005	2004
(in thousands)
Current tax (benefit) expense:
U.S.	$ 89,030	$ (30,108)	$ 61,801
State and local	-	-	(2,119)
Foreign	4	-	-
Total	89,034	(30,108)	59,682

Deferred tax expense (benefit):
U.S.	(26,572)	51,409	(31,944)
State and local	-	-	(4,860)
Total	(26,572)	51,409	(36,804)

Total income tax expense	$ 62,462	$ 21,301	$ 22,878

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes and cumulative effect of accounting change for the following reasons:

	2006	2005	2004
(in thousands)

Expected federal income tax expense	$ 113,839	$ 88,276	$ 50,921
IRS settlement for examination period 1997 to 2001	-	(32,656)	-
State and local income taxes	-	-	(4,537)
Tax credits	(7,770)	-	-
Non taxable investment income	(47,030)	(29,691)	(21,736)
Other	3,423	(4,628)	(1,770)
Total income tax expense	$ 62,462	$ 21,301	$ 22,878

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2006	2005
(in thousands)
Deferred tax assets
Insurance reserves	$ 119,145	$ 28,029
Investments	15,411	9,709
Other	18,775	4,291
Deferred tax assets	153,331	42,029

Deferred tax liabilities
Deferred acquisition costs	518,262	428,692
Net unrealized gains on securities	19,589	13,076
Other	22,261	29,163
Deferred tax liabilities	560,112	470,931

Net deferred tax liability	$ 406,781	$ 428,902

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

7. INCOME TAXES (continued)

Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred tax asset that is realizable.

The amount of income taxes paid by the Company is subject to ongoing audits in various jurisdictions. We reserve for our best estimate of potential payments/settlements to be made to the Internal Revenue Service (the "Service") and other taxing jurisdictions for audits ongoing or not yet commenced. In 2006, the Service completed all fieldwork with regards to its examination of the Company’s federal income tax returns for tax years 2002-2003. The Company anticipates the final report being submitted to the Joint Committee on Taxation for their review during the first quarter of 2007. The statute of limitations for the 2002-2003 tax years expires in 2008. In addition, in January 2007 the Service began an examination of tax years 2004 through 2006.

The Company's liability for income taxes includes management's best estimate of potential payments and settlements for audit periods still subject to review by the Service or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to our liability for income taxes. Any such adjustment could be material to our results of operations for any given quarterly or annual period based, in part, upon the results of operations for the given period.

On January 26, 2006, the Internal Revenue Service (“IRS”) officially closed the audit of the consolidated federal income tax returns for the 1997 to 2001 periods. As a result of certain favorable resolutions, the Company’s statement of operations for the year ended December 31, 2005 includes an income tax benefit of $33 million, reflecting a reduction in the Company’s liability for income taxes.

For tax year 2007, the Company has chosen to participate in the Service’s new Compliance Assurance Program (the “CAP”). Under CAP, the Service assigns an examination team to review completed transactions contemporaneously during the 2007 tax year in order to reach agreement with the Company on how they should be reported in the tax return. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed. It is management’s expectation this new program will significantly shorten the time period between when the Company files its federal income tax return and the Service completes its examination of the return.

8.	CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period including withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2006 and 2005 there were no gains or losses on transfers of assets from the general account to a separate account.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2006 and 2005 the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2006		December 31, 2005
		At Annuitization / Accumulation (1)		At Annuitization / Accumulation (1)
	In the Event of Death		In the Event of Death
Variable Annuity Contracts	( in thousands)		( in thousands)

Return of net deposits
Account value	$3,646,205	N/A	$2,707,932	N/A
Net amount at risk	$1,834	N/A	$3,758	N/A
Average attained age of contractholders	62 years	N/A	62 years	N/A

Minimum return or contract value
Account value	$10,995,201	$4,980,649	$10,232,599	$3,247,771
Net amount at risk	$854,303	$1,029	$1,189,296	$1,013
Average attained age of contractholders	65 years	60 years	64 years	59 years
Average period remaining until earliest expected annuitization	N/A	5.00 years	N/A	5.94 years
(1) Includes income and withdrawal benefits as	described herein
Market value adjusted annuities	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value
Account value	$251,407	$254,561	$294,401	$299,387

	December 31, 2006	December 31, 2005
	In the Event of Death
Variable Life, Variable Universal Life and Universal Life Contracts	(in thousands)

No Lapse Guarantees
Separate account value	$2,070,319	$1,869,123
General account value	$781,701	$593,514
Net amount at risk	$41,159,955	$39,173,240
Average attained age of contractholders	47 years	45 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:
	December 31, 2006	December 31, 2005
	(in thousands)

Equity funds	$ 9,601,656	$ 9,464,782
Bond funds	621,970	671,143
Balanced funds	2,303,074	334,223
Money market funds	289,776	228,471
Specialty funds	83,967	44,265
Total	$ 12,900,443	$ 10,742,884

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

In addition to the above mentioned amounts invested in separate account investment options, $1.741 billion and $2.197 billion of account balances of variable annuity contracts with guarantees (inclusive of contracts with MVA features) were invested in general account investment options in 2006 and 2005 respectively.

Liabilities For Guaranteed Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts prior to reinsurance. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) and guaranteed minimum income withdrawal benefit (“GMIWB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum withdrawal benefits (“GMWB”), and guaranteed minimum income and withdrawals benefits (“GMIWB”), features are considered to be derivatives under SFAS No. 133, and changes in the fair value of the derivative are recognized through “Realized investment gains (losses), net.”

	GMDB	GMIB	GMIWB	Total
	(in thousands)
Balance as of January 1, 2004	$42,194	2,211	-	$44,405
Incurred guarantee benefits (1)	24,700	5,214	-	29,914
Paid guarantee benefits	(23,057)	-	-	(23,057)
Balance as of December 31, 2004	$43,837	$7,425	-	$51,262
Incurred guarantee benefits (1)	25,021	4,941	(1,370)	28,592
Paid guarantee benefits	(16,663)	-	-	(16,663)
Balance as of December 31, 2005	$52,195	$12,366	(1,370)	$63,191
Incurred guarantee benefits (1)	32,632	5,370	(6,966)	31,036
Paid guarantee benefits	(15,779)	-	-	(15,779)
Balance as of December 31, 2006	$69,048	$17,736	(8,336)	$78,448

(1) Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates effecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue, the present value of expected death benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The GMIB liability was determined by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with a related charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The present value of death benefits in excess of the projected account balance and the present value of total expected assessments for GMDB’s were determined over a reasonable range of stochastically generated scenarios. For variable annuities and variable universal life, 5,000 scenarios were stochastically generated and, from these, 200 scenarios were selected using a sampling technique. For variable life, various scenarios covering a reasonable range were weighted based on a statistical lognormal model. For universal life, 1,000 scenarios were stochastically generated and selected.

The GMIWB feature provides a contractholder with two methods to receive guaranteed minimum payments over time - a "withdrawal" option and an "income" option. Each of these amounts is based on a "protected withdrawal value" (the "GMIWB

Protected Withdrawal Value"). The initial GMIWB Protected Withdrawal Value is determined as of the date that the contractholder makes his/her first withdrawal under the annuity following the election of the GMIWB. The initial GMIWB Protected Withdrawal Value is equal to the greatest of three amounts, which, stated generally, are (a) account value, plus additional purchase payments and any credits, rolled up at a specified percentage for a period of time (b) account value as of the date of the first withdrawal and (c) a specified highest anniversary value. Under the withdrawal option, the Company guarantees that a specified percentage of the GMIWB Protected Withdrawal Value can be withdrawn each year until the GMIWB Protected Withdrawal Value has been exhausted. Under the income option, the Company guarantees that a lesser

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

percentage of the GMIWB Protected Withdrawal Value can be withdrawn for life. As under the GMWB feature, the contractholder may elect to step-up the GMIWB Protected Withdrawal Value if, due to positive market performance, the account value is greater than the current GMIWB Protected Withdrawal Value. The Company reinsurers 100% of its liability associated with GMIWB with affiliates.

Deferred Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. The Company offers various types of sales inducements. These inducements include: (i) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (ii) additional interest credits after a certain number of years a contract is held. Changes in deferred sales inducements are as follows:

	2006	2005	2004
		(in thousands)
Balance, beginning of year	$ 139,012	$ 110,460	$ 79,143
Capitalization	57,302	43,349	43,286
Amortization	(13,736)	(14,797)	(11,969)
Balance, end of year	$ 182,578	$ 139,012	$ 110,460

9. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) for the Company amounted to $499 million, $2 million, and ($4) million for the years ended December 31, 2006, 2005, and 2004, respectively. Statutory surplus of the Company amounted to $1,020 million and $540 million at December 31, 2006 and 2005, respectively. The Company had statutory losses in 2003 primarily attributed to the surplus strain from new business, which results from higher commissions and selling expenses that are not deferred under statutory accounting, and from increases to reserves. During late 2003 and in 2004, the Company obtained reinsurance on the term life business from a captive affiliate, and in October 2006 obtained reinsurance on the portion of Universal life business containing no lapse guarantees, also from an affiliate. These reinsurance agreements mitigate surplus strain and are discussed further in Note 13 to the Consolidated Financial Statements.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, the Company would be permitted a dividend distribution of up to $102 million without prior approval in 2007. There have been no dividend payments to the parent in 2006 or 2005.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 11 to the Consolidated Financial Statements for a discussion of derivative instruments.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF FINANCIAL INSTRUMENTS	(continued)

Fixed maturities

The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private investments, the fair value is determined typically by using a discounted cash flow model, which considers current market credit spreads for publicly traded issues with similar terms by companies of comparable credit quality, and an additional spread component for the reduced liquidity associated with private placements. This additional spread component is determined based on surveys of various third party financial institutions. Historically, changes in estimated future cash flows or the assessment of an issuer’s credit quality have been the more significant factors in determining fair values.

Commercial Loans

The fair value of commercial loans, other than those held by the Company’s commercial mortgage operations, is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, and adjusted for the current market spread for similar quality loans.

The fair value of commercial loans held by the Company’s commercial mortgage operations is based upon various factors, including the terms of the loans, the intended exit strategy for the loans based upon either a securitization pricing model or commitments from investors, prevailing interest rates, and credit risk.

Policy loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts

For guaranteed investment contracts, income annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, carrying value approximates fair value. Investment contracts are reflected within “Policyholders’ account balances.”

The following table discloses the carrying amounts and fair values of the Company’s financial instruments at December 31:

	2006		2005
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in thousands)
Financial assets:

Fixed maturities, available for sale	$ 4,911,274	$ 4,911,274	$ 6,158,528	$ 6,158,528
Policy loans	915,060	973,206	879,156	962,729
Short-term investments	97,097	97,097	113,144	113,144
Commercial Loans	508,094	508,094	269,161	269,161
Cash and cash equivalents	485,199	485,199	158,010	158,010
Separate account assets	21,952,272	21,952,272	19,094,129	19,094,129

Financial liabilities:

Investment contracts	2,533,498	2,531,967	3,073,540	3,073,409
Cash collateral for loaned securities	134,982	134,982	389,794	389,794
Securities sold under agreements to repurchase	13,226	13,226	36,439	36,439
Short Term Debt to affiliates	25,348	25,348	105,596	105,596
Separate account liabilities	$ 21,952,272	$ 21,952,272	$ 19,094,129	$ 19,094,129

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be specifically attributed to specific assets or liabilities or may be based on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.

Futures typically are used to hedge duration mismatches between assets and liabilities. Futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk.

Currency derivatives, including currency swaps, are used by the Company to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in our investment portfolio.

Embedded Derivatives

As described in Note 8, the Company sells variable annuity products which contain embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using pricing models. The Company has entered into reinsurance agreements to transfer the risk related to the embedded derivatives to affiliates. The Company also sells certain universal life products that contain a no lapse guarantee provision. The Company entered into an agreement with an affiliate (See Note 13 to the Consolidated Financial Statements) to reinsure these guarantees. These reinsurance agreements are derivatives and have been accounted in the same manner as an embedded derivative.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

11.	DERIVATIVE INSTRUMENTS (continued)

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company’s over-the-counter derivative transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are settled on a daily basis, the Company has reduced exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company enters into over-the-counter derivative transactions with creditworthy counterparties pursuant to master agreements that provide for a netting of payments and receipts with a single counterparty. Substantially all of the Company’s over-the-counter derivative contracts are transacted with an affiliate.

12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $87 million of commercial loans in 2006. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $63 million in 2006.

Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing, administration and servicing, and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In these cases, we offer customers appropriate remediation and may incur charges and expenses, including the costs of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Proceedings

The Company’s litigation and regulatory matters are subject to legal and regulatory actions in the ordinary course of its businesses, which may include class action lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and that are typical of the businesses in which the Company operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. The Company may also be subject to litigation arising out of its general business activities, such as its investments and third party contracts. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

Stewart v. Prudential, et al. is a lawsuit brought in the Circuit Court of the First Judicial District of Hinds County, Mississippi by the beneficiaries of an alleged life insurance policy against the Company and The Prudential Insurance Company of America and the Company. The complaint alleges that the Prudential defendants acted in bad faith when they failed to pay a death benefit on an alleged contract of insurance that was never delivered. In February 2006, the jury awarded the plaintiffs $1.4 million in compensatory damages and $35 million in punitive damages. Motions for a new trial, judgment notwithstanding the verdict and remittitur, were denied in June 2006. The Company’s appeal with the Mississippi Supreme Court is pending.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters, depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations

Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. Beginning in 2003, general and administrative expenses also includes allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial.

The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earning and length of service. While others are based on an account balance, which takes into consideration age, service and earnings during career.

Prudential Insurance sponsors voluntary savings plans for the Company’s employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged the Company for the matching contribution to the plans was $2.6 million, $2.2 million and $2.3 million in 2006, 2005 and 2004 respectively.

The Company’s share of net expense for the pension plans was $7.2 million, $4.6 million and $5.4 million in 2006, 2005 and 2004 respectively.

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Affiliated Asset Management Fee Income

In accordance with a revenue sharing agreement with Prudential Investments LLC, the Company receives fee income from policyholders’ account balances invested in the Prudential Series Funds (“PSF”). These revenues are recorded as “Asset management fees” in the Consolidated Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance

The Company has sold four Corporate Owned Life Insurance or, “COLI,” policies to Prudential Insurance. The cash surrender value included in separate accounts for the COLI policies was $1.322 billion and $1.223 billion at December 31, 2006 and December 31, 2005, respectively. Fees related to the COLI policies were $20 million, $21 million and $13 million for the years ending December 31, 2006, 2005 and 2004.

Reinsurance with affiliates

Universal Prudential Arizona Reinsurance Company (UPARC)

Effective October 1, 2006, the Company entered into an agreement to reinsure universal life policies written by Pruco Life Insurance Company with no-lapse guarantees with an affiliated company, UPARC. UPARC reinsures 90% of the net amount of mortality at risk as well as 100% of the risk of uncollectable policy charges and fees associated with the no lapse provision of these policies. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. There was no net cost associated with the initial transactions.

Reinsurance recoverables related to this transaction were $5 million as of December 31, 2006. Premiums and benefits ceded to UPARC in 2006 were $8 million and $6 million respectively.

Concurrent with implementing this new agreement, the Company recaptured the policies previously reinsured under a yearly renewable term reinsurance treaty with Prudential Insurance.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

Prudential Arizona Reinsurance Capitive Company (PARCC)

The Company reinsures with PARCC 90% of the risks under its term life insurance policies through an automatic and facultative coinsurance agreement. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. There was no net cost associated with the initial transactions. Reinsurance recoverables related to this transaction were $556 million and $356 million as of December 31, 2006 and December 31, 2005, respectively. Premiums ceded to PARCC in 2006, 2005 and 2004 were $388 million and $297 million and $102 million, respectively. Benefits ceded in 2006, 2005 and 2004 were $144 million, $111 million, and $52 million respectively.

Concurrent with implementing this new agreement, the Company recaptured the policies previously reinsured under a coinsurance treaty with Pruco Re.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks, not otherwise reinsured. Reinsurance recoverables were $56 million and $60 million as of December 31, 2006 and December 31, 2005, respectively. Premiums and fees ceded to Prudential Insurance in 2006, 2005 and 2004 were $208 million, $178 million and $13 million, respectively. Benefits ceded in 2006, 2005 and 2004 were $199 million, $174 million and $28 million, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. During 2005, the Company entered into a coinsurance agreement with Prudential Insurance providing for the 100% reinsurance of its Lifetime Five benefit feature sold on its annuities prior to May 6, 2005 as part of its risk management and capital management strategies for annuities.

The Company has reinsured a group annuity contract, with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract. In addition, there are two yearly renewable term agreements in which the Company may offer, and the reinsurer may accept reinsurance on any life in excess of the Company’s maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. Group annuities affiliated benefits ceded were $2 million in 2006, $2 million in 2005, and $2 million in 2004.

Pruco Reinsurance Ltd. (Pruco Re)

During 2005 and 2006, the Company entered into reinsurance agreements with Pruco Re as part of its risk management and capital management strategies for annuities. Effective July 1, 2005, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Lifetime Five benefit feature sold on its annuities on or after May 6, 2005. Effective March 20, 2006, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Spousal Lifetime Five benefit feature sold on its annuities.

Effective November 20, 2006, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime Five benefit feature sold on its annuities.

Taiwan branch reinsurance agreement

On January 31, 2001, the Company transferred all of its assets and liabilities associated with the Company’s Taiwan branch including Taiwan’s insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. (“Prudential of Taiwan”), a wholly owned subsidiary of Prudential Financial.

The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverables is established.

Affiliated premiums ceded for the periods ended December 31, 2006, 2005 and 2004 from the Taiwan coinsurance agreement were $84 million, $81 million and $85 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2006, 2005 and 2004 from the Taiwan coinsurance agreement were $15 million, $13 million and $12 million, respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

Included in the total affiliated reinsurance recoverables balances of $1,209 million and $935 million at December 31, 2006 and December 31, 2005, respectively, were reinsurance recoverables related to the Taiwan coinsurance agreement of $593 million and $519 million at December 31, 2006 and December 31, 2005, respectively.

Purchase of fixed maturities from an affiliate

During 2006 the company transferred fixed maturities securities, from the Company to an affiliate. The investments included public and private high yield bonds, private placement bonds, and mortgage loans. These securities were recorded at an amortized cost of $151 million and a fair value of $150 million. The net difference between historic amortized cost and the fair value, net of taxes was less than $1 million.

During 2004, the Company invested an additional $110 million in fixed maturities owned by Prudential Insurance, but reflected these investments at amortized cost of $99 million. The Company also sold $31 million of fixed maturities securities, recorded at an amortized cost of $29 million, to PARCC. The net difference between the historic amortized cost and the fair value, net of taxes for both of these transactions was $5 million and was recorded as a decrease to paid in capital as described above.

During 2003, the Company invested $112 million in the preferred stock of two Delaware corporations (the “DE Subs”), which were created to acquire municipal fixed maturity investments from an affiliate of the Company. The DE Subs are included in the Company’s consolidated financial statements. Prudential Financial, Inc., the Company’s ultimate parent company, owns a nominal common stock investment in each of the DE Subs.

During 20003, the DE Subs purchased municipal fixed maturity investments for $112 million, the acquisition-date fair value, but reflected the investments at historic amortized cost of the affiliate. The difference between the historic amortized cost and the fair value, net of taxes was reflected as a reduction to paid-in-capital. The fixed maturity investments are categorized in the Company’s consolidated balance sheet as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

In addition, in 2003 the Company also purchased corporate fixed maturities with a fair value of $52 million from the same affiliate. These investments were reflected in the same manner as is described above, with the difference between the historic amortized cost and the fair value, net of taxes reflected as a reduction of paid-in-capital with an offsetting increase to accumulated other comprehensive income. The difference between the historic amortized cost and the fair value, net of taxes for both the municipal securities and the corporate securities was $8 million.

Debt Agreements

The Company has an agreement with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance which allows it to borrow funds for working capital and liquidity needs. The borrowings under this agreement are limited to $600 million. There was $25 million of debt outstanding to Prudential Funding, LLC as of December 31, 2006 as compared to $106 million at December 31, 2005. Interest expense related to this agreement was $3 million in 2006 and $4 million in 2005, with related interest charged at a variable rate of 3.06% to 5.32%. As of December 31, 2006 and December 31, 2005, there was $148 million and $426 million, respectively, of asset-based financing.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2006 and 2005 are summarized in the table below:

	Three months ended (in thousands)
	March 31	June 30	September 30	December 31
2006
Total revenues	$ 244,962	$ 226,855	$ 210,515	$ 284,109
Total benefits and expenses	203,567	202,608	31,204	203,808
Income from operations before income taxes	41,395	24,247	179,311	80,301
Net income	35,333	22,938	138,991	65,530

2005
Total revenues	$ 256,747	$ 245,683	$ 268,888	$ 263,969
Total benefits and expenses	208,299	189,876	179,095	205,801
Income from operations before income taxes	48,448	55,807	89,793	58,168
Net income	49,159	42,223	95,920	43,613

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

Pruco Life Insurance Company

In our opinion, the accompanying consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2006 and December 31, 2005 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the financial statements, the Company adopted American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" as of January 1, 2004.

PricewaterhouseCoopers LLP (signed)

New York, New York

March 23, 2007

Part C:

OTHER INFORMATION

Item 26. EXHIBITS

Exhibit Number	Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Appreciable Account. (Note 5)

(b)	Not Applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company. (Note 5)
(ii)	Proposed form of Agreement between Pruco Securities, LLC and independent brokers with respect to the Sale of the Contracts. (Note 5)

(d)	Contracts:
(i)	Variable Appreciable Life Insurance Contracts:
(ii)	With fixed Death Benefit (Note 5)
(ii)	With Variable Death Benefit (Note 5)
(iii)	Complaint Notice for use in Texas with Variable Appreciable Life Contracts (Note 5)
(v)	Notice giving information for Consumers for use in Illinois with Variable Appreciable Life Insurance Contracts. (Note 5)
(vi)	Endorsement for Misstatement of Age and / or Sex for use in Pennsylvania with
Variable Appreciable Life. (Note 5)
(vii)	Revised Contract with fixed death benefit. (Note 5)
(viii)	Revised Contract with variable death benefit (Note 5)
(ix)	Rider for Insured's Waiver of Premium Benefit. (Note 5)
(x)	Rider for Applicant's Waiver of Premium Benefit. (Note 5)
(xi)	Rider for Insured's Accidental Death Benefit. (Note 5)
(xii)	Rider for Level Term Insurance Benefit on Life of Insured. (Note 5)
(xiii)	Rider for Decreasing Term Insurance Benefit on Life of Insured. (Note 5)
(xiv)	Rider for Interim Term Insurance Benefit. (Note 5)
(xv)	Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 5)
(xvi)	Rider for Decreasing Term Insurance Benefit on Life of Insured Spouse. (Note 5)
(xvii)	Rider for Level Term Insurance Benefit on Dependent Children. (Note 5)
(xviii)	Rider for Level Term Insurance Benefit on Dependent Children-from Term Conversions. (Note 5)
(xix)	Rider for Level Term Insurance Benefit on Dependent Children-from Term Conversions or Attained Age Change. (Note 5)
(xx)	Rider covering lack of Evidence of Insurability on a Child. (Note 2)
(xxi)	Rider modifying Waiver of Premium Benefit. (Note 2)
(xxii)	Rider to terminate a Supplementary Benefit. (Note 2)
(xxiii)	Rider providing for election of Variable Reduced Paid-up Insurance. (Note 5)
(xxiv)	Rider to provide for exclusion of Aviation Risk. (Note 5)
(xxv)	Rider to provide for exclusion of Military Aviation Risk. (Note 5)
(xxvi)	Rider to provide for exclusion for War Risk. (Note 5)
(xxvii)	Endorsement for Contractual Conversion of a Term Policy. (Note 2)
(xxviii)	Endorsement for Conversion of a Dependent Child. (Note 2)
(xxix)	Endorsement for Conversion of Level Term Insurance Benefit on a Child. (Note 2)
(xxx)	Endorsement providing for Variable Loan Interest Rate. (Note 5)
(xxxi)	Rider for Automatic Premium Loan for use in Maryland and Rhode Island. (Note 5)
(xxxii)	Certification guaranteeing Right to Convert for use in Virginia. (Note 2)
(xxxiii)	Endorsement for Increase in Face Amount. (Note 5)
(xxxv)	Supplementary Monthly Renewable Non-Convertible One Month Term Insurance

(a)for use with fixed death benefit Contract. (Note 5)

(b)for use with variable death benefit Contract. (Note 5)

(xxxvi)	Rider for Term Insurance Benefit on Life of Insured-Decreasing Amount After Three Years. (Note 5)
(xxxvii)	Rider for Term Insurance Benefit on Life of Insured Spouse-Decreasing Amount After Three Years. (Note 5)
(xxxviii)	Endorsement for Contracts issued in connection with tax-qualified pension plans. (Note 5)
(xxxix)	Appreciable Plus Rider. (Note 5)
(xl)	Living Needs Benefit Rider
(a)	for use in Florida. (Note 4)
(b)	for use in all approved jurisdictions except Florida. (Note 4)

(e)	Application:
(i)	Application for Variable Universal Life Insurance Contract. (Note 5)
(ii)	Supplement to the Application for Variable Universal Life Insurance Contract. (Note 5)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Articles of Incorporation of Pruco Life Insurance Company, as amended October 19, 1993. (Note 2)
(ii)	By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 3)

(g)	Reinsurance Agreements:
(i)	Agreement between Pruco Life and Prudential. (Note 7)

(h)	Participation Agreements:
(i)	Form of 22c-2 Agreement. (Note 1)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and First Tennessee Bank National Association. (Note 6)

(j)	Powers of Attorney (Note 1):
(i)	James J. Avery, Jr., Helen M. Galt, Bernard J. Jacob, Scott D. Kaplan
Ronald P. Joelson, Tucker I. Marr, David R. Odenath Jr.

(k)	Opinion and Consent of Thomas C. Castano, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial matters pertaining to the representation of the illustrations and the Depositor’s administration procedures. (Note 1)

(m)	Calculation. (Note 1)

(n)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

(o)	None.

(p)	Not Applicable

(q)	Redeemability Exemption:
(i)

Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-2(b)(12)(ii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-2(b)(13)(v)(B). (Note 1)

----------------------------------------------------------

(Note	1)	Filed herewith.
(Note	2)	Incorporated by reference to Post-Effective Amendment No. 24 to Form S-6, Registration No. 2-80513, filed April 30, 1997 on behalf of the Pruco Life Variable Insurance Account.
(Note	3)	Incorporated by reference to Form 10-Q, Registration No. 33-37587, filed August 15, 1997 on behalf of the Pruco Life Insurance Company.
(Note	4)	Incorporated by reference to Form S-6, Registration No. 333-07451, filed July 2, 1996, on behalf of the Pruco Life Variable Appreciable Account.
(Note	5)	Incorporated by reference to Post-Effective Amendment No. 26 to this Registration Statement, filed April 29, 1997.
(Note	6)	Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6, Registration No. 333-49332, filed April 22, 2003 on behalf of the Pruco Life Variable Universal Account.
(Note	7)	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 20, 2006 on behalf of the Pruco Life Variable Appreciable Account.

Item 27.	Directors and Major Officers of Pruco Life

The directors and major officers of Pruco Life, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102.

DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR. - Director

HELEN M. GALT - Chief Actuary and Director

BERNARD J. JACOB - Treasurer and Director

RONALD P. JOELSON - Director

SCOTT D. KAPLAN - Chief Executive Officer, President, and Director

DAVID R. ODENATH, JR. - Director

OFFICERS WHO ARE NOT DIRECTORS

THOMAS C. CASTANO - Chief Legal Officer and Secretary

TUCKER I. MARR - Chief Financial Officer and Chief Accounting Officer

MELODY C. MCDAID - Senior Vice President

JAMES M. O’CONNOR - Senior Vice President

Item 28.	Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707, filed February 28, 2007.

Item 29.	Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco Life’s By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its Form 10-Q, SEC File No. 33-37587, filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriters

Pruco Securities, LLC ("Prusec"), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

Item 30.	Principal Underwriters

Pruco Securities, LLC ("Prusec"), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC (“Prusec”)

Name and Principal Business Address --------------------------------------------------	Position and Office With Depositor ---------------------------------------------
John W. Greene (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, Manager, Chief Operating Officer
Bernard Russo (Note 1)	Vice President, Controller, Chief Financial Officer
Andrew M. Shainberg (Note 1)	Vice President, Chief Compliance Officer
Noreen M. Fierro (Note 2)	Vice President, Anti-Money Laundering Officer
Francine B. Boucher (Note 1)	Secretary, Chief Legal Officer
Joan H. Cleveland (Note 3)	Vice President
Thomas H. Harris (Note 1)	Vice President
Mark A. Hug (Note 1)	Vice President, Manager
Patrick L. Hynes (Note 4)	Vice President
Michele Talafha (Note 4)	Assistant Vice President
James J. Avery, Jr (Note 1)	Manager
David R. Odenath (Note 3)	Manager
Judy A. Rice (Note 3)	Manager
Chintan Bodalia (Note 1)	Assistant Controller
David Campen (Note 1)	Assistant Controller
Robert Szuhany (Note 1)	Assistant Controller
Janice Pavlou (Note 1)	Assistant Controller
Bruce Chapin (Note 1)	Assistant Controller
Mary Ellen Yourth (Note 1)	Assistant Controller
Bernard J. Jacob (Note 2)	Treasurer
Paul F. Blinn (Note 1)	Assistant Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Laura J. Delaney (Note 2)	Assistant Treasurer
Kathleen Gibson (Note 2)	Vice President, Assistant Secretary
Thomas C. Castano (Note 1)	Assistant Secretary
Patricia Christian (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary
Sue J. Nam (Note 2)	Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) 100 Mulberry Street, Newark, NJ 07102
(Note 4) One New York Plaza, 11th Floor, New York, NY 10004

Prusec serves as principal underwriter of the variable insurance Contracts issued by Pruco Life. Prusec received gross distribution revenue for its variable life products of $91,615,140 in 2006, $95,241,637 in 2005, and $114,496,331 in 2004. Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives. Prusec retained compensation of $11,528,129 in 2006, $15,018,502 in 2005, and $10,572,253 in 2004. Prusec offers the Contract on a continuous basis.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 31.	Location of Accounts and Records

The Depositor, Pruco Life Insurance Company, is located at 213 Washington Street, Newark, New Jersey 07102-2992.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32.	Management Services

Not Applicable.

Item 33.	Representation of Reasonableness of Fees

Pruco Life Insurance Company (“Pruco Life”) represents that the fees and charges deducted under the Variable Appreciable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 9th day of April, 2007.

(Seal)	Pruco Life Variable Appreciable Account
(Registrant)

By: Pruco Life Insurance Company
(Depositor)

Attest:      /s/  Thomas C. Castano                            By:    /s/ Scott D. Kaplan
                  Thomas C. Castano                                       Scott D. Kaplan
                  Secretary                                               President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 38 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 9th day of April, 2007.

               Signature and Title

/s/ *
Tucker I. Marr
Vice President and Chief Financial Officer

/s/ *
James J. Avery, Jr.
Director                                                          *By:   /s/ Thomas C. Castano
                                                                             Thomas C. Castano
                                                                             (Attorney-in-Fact)
/s/*
Helen M. Galt
Director

/s/*
Bernard J. Jacob
Director

/s/*
Ronald P. Joelson
Director

/s/ Scott D. Kaplan
Scott D. Kaplan
Director

/s/*
David R. Odenath, Jr.
Director

EXHIBIT INDEX

Item 26.

(h) Participation Agreements:	Form of 22c-2 Agreement.	C-

(j) Powers of Attorney:	James J. Avery, Jr., Helen M. Galt, Bernard J. Jacob, Scott D. Kaplan, Ronald P. Joelson, Tucker I. Marr, David R. Odenath Jr.	C-

(k) Legal Opinion and Consent:	Opinion and Consent of Thomas C. Castano, Esq. as to the legality of the securities being registered.	C-

(l) Actuarial Opinion and Consent:	Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial matters pertaining to the representation of the illustrations and the Depositor’s administrative procedures.	C-

(m) Calculation	Calculation of sample illustrations.	C-

(n) Auditor’s Consent:	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.	C-